Goldman Sachs Funds

TAXABLE INVESTMENT GRADE FUNDS       Semi-Annual Report April 30, 1999

                                     Current income potential from

[LOGO OF GOLDMAN SACHS FUNDS         portfolios that invest in a
APPEARS HERE]
                                     variety of fixed income securities.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Market Overview

Dear Shareholder,

During the period under review, most overseas bond markets performed admirably in response to weak economies and interest rate cuts. But domestic fixed income securities underperformed, as signs pointed to a tightening credit policy.

     Market Review

     . The Dollar Bloc -- Over the last six months, the outlook for U.S. Treasuries has come full circle. Early in the reporting period, the Federal Reserve Board was still easing credit, as it focused on the weak global economy and few signs of domestic inflation. Since that time, sentiment has gradually changed. The Federal Reserve Board took a neutral stance for several months, as benign inflation overshadowed higher-than-expected growth rates. However, with few signs of growth abating, low unemployment and an increase in some commodity prices, the consensus is now that the Federal Reserve Board will be forced to raise rates later in the year. Elsewhere in the dollar bloc, New Zealand, Canada and Australia have all outperformed U.S. Treasuries, but with somewhat lackluster results. While each country was dragged down by the weakness in the U.S. in February, they have experienced a stronger turnaround, due to relatively lower growth rates and few pricing pressures.

     . Europe -- The classic "bad news is good news" for bonds was the overriding theme in the European markets during much of the reporting period. Slowing economies, declines in business and consumer confidence levels, and subdued inflation set the stage for falling yields and rising bond prices. Coordinated cuts in interest rates, sometimes by larger-than-expected margins, helped all European markets to outperform U.S. Treasuries over the last six months.

     . Japan -- Despite an extremely weak economy and deflationary pressures, the Japanese bond market fell sharply in November and December. The leading culprit was the volume of supply required to finance an economic stimulus package. However, the market has rallied strongly thus far in 1999. Falling growth, confidence and prices led to a surprise cut in interest rates by the Bank of Japan.

          Outlook

     . Pockets of Opportunity -- While there are still few signs of inflation, we expect that the Federal Reserve Board will remain vigilant and act swiftly if inflation trends upward. In Europe, we see a balance of moderate growth with few signs of inflation. Within this region, we particularly favor Denmark and U.K. bonds. Conversely, we have a negative outlook for Japanese bonds, as the volume of new issuance is likely to increase as further expected stimulus measures are announced by the government to try and arrest the still depressed economy.

          We encourage you to continue focusing on the longer term and we look forward to serving your investment needs in the years to come.

          Sincerely,

          /s/ David B. Ford            /s/ John P. McNulty

          David B. Ford                John P. McNulty
          Co-Head, Goldman Sachs       Co-Head, Goldman Sachs
          Asset Management             Asset Management

          /s/ Sharmin Mossavar-Rahmani

          Sharmin Mossavar-Rahmani
          CIO, Fixed Income Investments,
          Goldman Sachs Asset Management

          April 30, 1999

-----------------
NOT FDIC-INSURED
-----------------
May Lose Value
-----------------
No Bank Guarantee
-----------------

                                                                     Fund Basics

Adjustable Rate Government Fund
as of April 30, 1999


                            Assets Under Management

                                $363.3 Million

                                NASDAQ Symbols

                                Class A Shares

                                     GSAMX

                             Institutional Shares

                                     GSARX

                             Administration Shares

                                     GSRAX

                                Service Shares

                                     GSASX

--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------


October 31, 1998-        Fund Total Return             30-Day              6-Month               1-Year
April 30, 1999           (based on NAV)/1/    Standardized Yield/2/    U.S. Treasury/3/     U.S. Treasury/3/
--------------------------------------------------------------------------------------------------------------
Class A                       2.63%                     4.64%                2.15%                1.75%
Institutional                 2.83%                     5.50%                2.15%                1.75%
Administration                2.71%                     5.19%                2.15%                1.75%
Service                       2.68%                     5.00%                2.15%                1.75%
--------------------------------------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.
/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
/3/ The 6-Month and 1-Year U.S. Treasury securities reported by Merrill Lynch do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------


For the period ending 3/31/99       Class A      Institutional      Administration      Service
--------------------------------------------------------------------------------------------------
One Year/4/                           2.40%          4.52%                4.26%           4.00%
Five Years/4/                          N/A           5.57%                5.30%            N/A
Since Inception/4/                    5.15%          5.36%                4.90%           4.82%
                                    (5/15/95)      (7/17/91)            (4/15/93)       (3/27/97)
--------------------------------------------------------------------------------------------------

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 1.5% for Class A shares. Because Institutional, Administration and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Portfolio Composition as of 4/30/99/5/
--------------------------------------------------------------------------------

Sector Allocation
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities                               80.7%
Collateralized Mortgage Obligations                               10.8%
Fixed Rate Pass-Throughs                                           7.5%
Agency Debentures                                                  3.7%
--------------------------------------------------------------------------------

/5/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview


Adjustable Rate Government Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Adjustable Rate Government Fund for the six-month period ended April 30, 1999.

     Performance Review

     Over the six-month period ended April 30, 1999, the Fund's A, Institutional, Administration and Service shares generated cumulative total returns, at net asset value, of 2.63%, 2.83%, 2.71% and 2.68%, respectively. These returns outperformed the Fund's benchmarks, the six-month U.S. Treasury bill and the one-year U.S. Treasury bill, which returned 2.15% and 1.75%, respectively.

     The Fund's outperformance was driven by the tightening of adjustable rate mortgage (ARMs) and other mortgage spreads, as concerns regarding global instability gradually diminished over the period. The ARM sector also benefited from reduced supply and a steeper yield curve (which tends to dampen prepayment expectations).

     Investment Objective

     The Fund seeks a high level of current income consistent with low volatility of principal, primarily through investments in securities issued by the U.S. government, its agencies, instrumentalities or sponsored enterprises that are adjustable rate mortgage pass-through securities and other mortgage securities with periodic interest rate resets.

     Portfolio Composition

     Our investment strategy emphasizes securities that we believe will provide solid performance relative to the overall market, regardless of the direction of interest rates. Throughout the period, we managed the Fund's duration (.79 years as of April 30, 1999), within a tight range of the 9-month U.S. Treasury security. We also employed Goldman Sachs' extensive research capabilities to identify attractive securities that offer better total return potential than Treasuries.

     Portfolio Highlights

   . Adjustable Rate Mortgages (62.3% on October 31, 1998 to 80.7% on April 30,
     1999) -- The Fund's allocation to ARMs increased substantially during the period, as both fundamental and technical influences turned more positive. Specifically, we saw refinancing incentives become less compelling and new issuance activity slow. Toward the end of the period, strong investor demand provided additional support for the sector.

                                                            Performance Overview

Fixed Income
Investment
Process Overview

                                Sector Allocation

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                               Security Selection

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             Yield Curve Strategies

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


 .    Collateralized Mortgage Obligations (CMOs) (12.2% on October 31, 1998 to
     10.8% on April 30, 1999) -- The Fund's allocation to CMOs declined modestly during the period. Holdings were generally concentrated in floaters and short-duration planned amortization class CMOs.

 .    Cash Equivalents -- During the period, the Fund's cash position fluctuated in response to shifts in other sectors' allocations.

     Portfolio Outlook

     We continue to believe that ARMs may outperform Treasuries going forward. This outlook is based on their spread advantage relative to other high-quality, short-term assets and to the more benign prepayment environment.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs U.S. Fixed Income Investment Management Team

     May 28, 1999

Fund Basics

Short Duration Government Fund
as of April 30, 1999


                            Assets Under Management

                                $227.3 Million

                                NASDAQ Symbols

                                Class A Shares

                                    AGSSDX

                                Class B Shares

                                     GSDGX

                                Class C Shares

                                     GSDCX

                             Institutional Shares

                                     GSTGX

                             Administration Shares

                                     GSDAX

                                Service Shares

                                     GSDSX


--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------


October 31, 1998-          Fund Total Return           30-Day                 2-Year U.S.
April 30, 1999             (based on NAV)/1/    Standardized Yield/2/    Treasury Security/3/
-----------------------------------------------------------------------------------------------
Class A                         1.00%                   4.95%                    0.28%
Class B                         0.90%                   4.43%                    0.28%
Class C                         0.62%                    N/A                     0.28%
Institutional                   1.30%                   5.44%                    0.28%
Administration                  1.28%                   5.18%                    0.28%
Service                         1.05%                   4.93%                    0.28%


/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.
/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
/3/  The 2-Year U.S. Treasury security does not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------


For the period ending 3/31/99       Class A     Class B     Class C     Institutional     Administration      Service
------------------------------------------------------------------------------------------------------------------------
One Year/4/                           3.09%      2.47%       3.15%          5.64%             5.27%             5.00%
Five Years/4/                          N/A        N/A         N/A           6.34%              N/A               N/A
Ten Years/4/                           N/A        N/A         N/A           7.03%              N/A               N/A
Since Inception/4/                    4.83%      4.76%       4.44%          6.99%             5.86%             6.03%
                                     (5/1/97)   (5/1/97)   (8/15/97)      (8/15/88)         (2/28/96)         (4/10/96)

/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional, Administration and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Portfolio Composition as of 4/30/99/5/
--------------------------------------------------------------------------------

Sector Allocation
--------------------------------------------------------------------------------
Collateralized Mortgage Obligations                             45.2%
Fixed Rate Pass-Throughs                                        23.9%
Adjustable Rate Mortgage Securities                             22.6%
Cash Equivalents                                                 3.8%
U.S. Treasuries                                                  3.7%
Agency Debentures                                                2.6%
--------------------------------------------------------------------------------

/5/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            Performance Overview

Short Duration Government Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Government Fund for the six-month period ended April 30, 1999.

     Performance Review

     Over the six-month period ended April 30, 1999, the Fund's A, B, C, Institutional, Administration and Service shares generated total cumulative returns, at net asset value, of 1.00%, 0.90%, 0.62%, 1.30%, 1.28%,and
     1.05%, respectively. These figures outperformed the 0.28% return of the Fund's benchmark, the two-year U.S. Treasury security. The Fund's strong performance relative to its benchmark is due to the dramatic tightening of spreads in non-Treasury sectors over the past year. Because the Fund is managed against an all-Treasury benchmark, the impact of this tightening on performance is very pronounced.

     Investment Objective

     The Fund seeks a high level of current income and, secondarily, in seeking current income, may also consider the potential for capital appreciation, primarily through investing in U.S. Government securities and repurchase agreements collateralized by such securities.

     Portfolio Composition

     We maintained our strategy of focusing on securities that we believe will perform well relative to the benchmark, regardless of the direction of interest rates. Our investment philosophy is to closely manage the Fund's duration (1.97 years as of April 30, 1999) within a tight range of that of its benchmark (1.88 years as of April 30, 1999), and to employ Goldman, Sachs & Co.'s extensive research capabilities to identify attractively valued securities within the mortgage and agency sectors.

     Portfolio Highlights

   . Collateralized Mortgage Obligations (CMOs) (39.8% on October 31, 1998 to
     45.2% on April 30, 1999) -- We increased the Fund's allocation to CMOs over the period in response to the cheapening of the sector following last summer's liquidity crisis. Holdings over the period were concentrated in floaters and short-duration sequentials and PACs.

   . Fixed Rate Pass-Throughs (17.6% on October 31, 1998 to 23.9% on April 30,
     1999) -- The Fund's position in fixed rate pass-through securities increased modestly over the six-month period. In general, we favored lower volatility securities, that is, low-coupon 15- and 30-year conventionals.

Performance Overview

Fixed Income
Investment
Process Overview

                               Sector Allocation

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                               Security Selection

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             Yield Curve Strategies

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.


 . Adjustable Rate Mortgage Securities (ARMs) (12.4% on October 31, 1998 to 22.6% on April 30, 1999) -- The Fund's allocation to ARMs increased substantially during the period, as both fundamental and technical influences turned more positive: refinancing incentives became less compelling and new issuance activity slowed. Toward the end of the period, strong investor demand provided additional support for the sector.

 . U.S. Treasuries (19.6% on October 31, 1998 to 3.7% on April 30, 1999) and Cash
  Equivalents (2.9% on October 31, 1998 to 3.8% on April 30, 1999) -- During the period, the Fund's positions in U.S. Treasuries and cash fluctuated in response to shifts in other sectors.

  Portfolio Outlook

  Although current spreads in the mortgage market are providing less of a cushion against widening than they have in the recent past, solid fundamentals -- stable-to-modestly higher Treasury rates and diminished prepayment uncertainty -- argue against paring back the Fund's exposure at this time. Therefore, we will continue to emphasize lower volatility collateral within the pass-through sector, and well-structured PACs and sequentials in the CMO sector.

  We thank you for your investment and look forward to your continued confidence.

  Goldman Sachs U.S. Fixed Income Investment Management Team

  May 28, 1999

                                                                     Fund Basics

Government Income Fund
as of April 30, 1999

Assets Under Management

    $119.3 Million

    NASDAQ Symbols

    Class A Shares

       GSGOX

    Class B Shares

       GSOBX

    Class C Shares

       GSOCX

 Institutional Shares

       GSOIX

   Service Shares

       GSOSX


--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------


October 31, 1998-     Fund Total Return           30-Day              Lehman Govt./
April 30, 1999        (based on NAV)/1/    Standardized Yield/2/    Mortgage Index/3/
----------------------------------------------------------------------------------------
Class A                    0.02%                   5.48%                 0.39%
Class B                   -0.35%                   5.00%                 0.39%
Class C                   -0.35%                   4.98%                 0.39%
Institutional              0.22%                    N/A                  0.39%
Service                   -0.37%                    N/A                  0.39%
----------------------------------------------------------------------------------------


/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/3/ The Lehman Brothers Government/Mortgage Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------


For the period ending 3/31/99       Class A    Class B    Class C    Institutional    Service
----------------------------------------------------------------------------------------------------
One Year/4/                           0.82%     -0.36%      3.84%        5.94%          4.90%
Five Years/4/                         6.45%       N/A        N/A          N/A           7.27%
Since Inception/4/                    6.10%      5.89%      6.34%        7.41%          6.77%
                                    (2/10/93)  (5/1/96)   (8/15/97)    (8/15/97)      (2/10/93)/5/
----------------------------------------------------------------------------------------------------


/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

/5/ Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
Portfolio Composition as of 4/30/99/6/
--------------------------------------------------------------------------------
Sector Allocation
--------------------------------------------------------------------------------
Mortgage-Backed Securities                                      60.5%
Asset-Backed Securities                                         15.3%
U.S. Treasuries                                                 14.9%
Cash Equivalents                                                13.7%
Agency Debentures                                                6.3%
Municipal Bonds                                                  1.8%
--------------------------------------------------------------------------------

/6/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

Performance Overview

Government Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Government Income Fund for the six-month period ended April 30, 1999.

     Performance Review

     Over the six-month period ended April 30, 1999, the Fund's A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 0.02%, -0.35%, -0.35%, 0.22% and -0.37%, respectively. Over the same time period, the Fund's benchmark, the Lehman Government/Mortgage Index, generated a 0.39% return.

     Investment Objective

     The Fund seeks a high level of current income consistent with safety of principal, primarily through investing in U.S. government securities and repurchase agreements collateralized by such securities.

     Portfolio Composition

     During the period, we maintained our strategy of focusing on securities that we believe will perform well relative to the benchmark regardless of the direction of interest rates. Our investment philosophy is to closely manage the Fund's duration (4.08 years as of April 30, 1999) within a tight range of its benchmark (4.00 years), and seek excess returns over the benchmark through sector weightings and individual security selection.

     Portfolio Highlights

     Mortgage-Backed Securities (MBS) (58.1% on October 31, 1998 to 60.5% on April 30, 1999) -- We modestly increased the Fund's overweighting to mortgage securities during the period in response to the cheapening of the sector following last summer's liquidity crisis. Although spreads on both pass-throughs and collateralized mortgage obligations have tightened substantially in recent months, we believe they continue to offer attractive yields relative to Treasuries.

     U.S. Treasuries (16.1% on October 31, 1998 to 14.9% on April 30, 1999) and Cash Equivalents (11.3% on October 31, 1998 to 1.6% on April 30, 1999) -- During the period, the Fund's positions in U.S. Treasuries and cash equivalents remained relatively unchanged.

                                                            Performance Overview

Fixed Income
Investment
Process Overview

                               Sector Allocation

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                               Security Selection

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             Yield Curve Strategies

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

 .    Asset-Backed Securities (ABS) (15.8% on October 31, 1998 to 15.3% on April
     30, 1999) -- The Fund's position in asset-backed securities remained relatively unchanged during the period under review.

 .    Insured Revenue Bonds (Municipal Bonds) (1.8% on October 31, 1998 to 1.8%
     on April 30, 1999) -- We maintained a small position in municipal bonds during the period under review.

     Portfolio Outlook

     Although current spreads in the mortgage market are providing less of a cushion against widening than they have in the recent past, solid fundamentals -- stable-to-modestly higher Treasury rates and diminished prepayment uncertainty -- argue against paring back the Fund's exposure at this time. Therefore, we will continue to emphasize shorter duration, 15-year collateral within the pass-through sector, and well-structured PACs and sequentials in the collateralized mortgage obligations sector.

     In general, we believe the ABS sector is fairly valued. However, select opportunities in non-benchmark securities and sectors are likely to present themselves over the next few months.

     We thank you for your investment and look forward to your continued confidence.

     Goldman Sachs U.S. Fixed Income Investment Management Team

     May 28, 1999

Fund Basics

Core Fixed Income Fund
as of April 30, 1999

Assets Under Management

    $278.3 Million

    NASDAQ Symbols

    Class A Shares

        GCFIX

    Class B Shares

        GCFBX

    Class C Shares

        GCFCX

 Institutional Shares

        GSFIX

 Administration Shares

        GSFAX

   Service Shares

        GSCSX

--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------

October 31, 1998-    Fund Total Return         30-Day          Lehman Aggregate
April 30, 1999       (based on NAV)/1/  Standardized Yield/2/   Bond Index/3/
--------------------------------------------------------------------------------
Class A                    0.10%                5.56%               0.69%
Class B                   -0.26%                5.06%               0.69%
Class C                   -0.26%                5.06%               0.69%
Institutional              0.21%                6.24%               0.69%
Administration             0.18%                5.98%               0.69%
Service                    0.06%                5.73%               0.69%

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.
/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
/3/  The Lehman Aggregate Bond Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------


For the period ending 3/31/99      Class A    Class B    Class C    Institutional    Administration    Service
------------------------------------------------------------------------------------------------------------------
One Year/4/                          0.87%     -0.42%      3.77%        5.84%             5.68%          5.42%
Since Inception/4/                   5.48%      5.08%      6.20%        6.86%             6.81%          7.11%
                                    (5/1/97)  (5/1/97)   (8/15/97)     (1/5/94)         (2/28/96)      (3/13/96)
------------------------------------------------------------------------------------------------------------------


/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional, Administration and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.

--------------------------------------------------------------------------------
Portfolio Composition as of 4/30/99/5/
--------------------------------------------------------------------------------

Sector Allocation
--------------------------------------------------------------------------------
Mortgage-Backed Securities      42.9%           Emerging Market Debt      3.1%
Corporate Bonds                 34.4%           U.S. Treasuries           1.6%
Cash Equivalents                13.1%           Sovereign Credit          1.3%
Asset-Backed Securities         11.5%           Agency Debentures         0.9%
--------------------------------------------------------------------------------

/5/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            Performance Overview

Core Fixed Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Core Fixed Income Fund for the six-month period ended April 30, 1999.

     Performance Review

     Over the six-month period ended April 30, 1999, the Fund's A, B, C, Institutional, Administration and Service share classes generated cumulative total returns, at net asset value, of 0.10%, -0.26%, -0.26%, 0.21%, 0.18% and 0.06%, respectively. Over the same time period, the Fund's benchmark, the Lehman Brothers Aggregate Bond Index, generated a return of 0.69%.

     Investment Objective

     The Fund seeks total return consisting of capital appreciation and income that exceeds that of the Lehman Brothers Aggregate Bond Index, primarily through fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate debt securities, mortgage-backed securities and asset-backed securities.

     Portfolio Composition

     Our general investment strategy de-emphasizes Treasuries in favor of higher yielding fixed income alternatives with enhanced total return potential. Therefore, during the period under review, we underweighted Treasury and agency securities relative to the benchmark, and overweighted corporate, mortgage- and asset-backed and emerging market debt securities.

     Portfolio Highlights

 .    Mortgage-Backed Securities (MBS) (39.2% on October 31, 1998 to 42.9% on
     April 30, 1999) -- We increased the Fund's overweighting of mortgage securities during the period in response to the cheapening of the sector following last summer's liquidity crisis. Although spreads on both pass-throughs and collateralized mortgage obligations have tightened substantially in recent months, we believe that they continue to offer attractive yields relative to Treasuries.


 .    Corporate Bonds (28.3% on October 31, 1998 to 34.4% on April 30, 1999) --
     Presently the Fund maintains an overweighted allocation (on a market value basis) to corporates relative to the benchmark. As with the mortgage sector, we began increasing the Fund's allocation to corporates after spreads widened dramatically in September and October. Since then, corporates have benefited from robust earnings prospects, a strong U.S. equity market and greatly improved liquidity conditions.

Performance Overview

Fixed Income
Investment
Process Overview

                               Sector Allocation

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                               Security Selection

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             Yield Curve Strategies

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

 .    Asset-Backed Securities (ABS) (11.9% on October 31, 1998 to 11.5% on April
     30, 1999) -- The Fund's position in asset-backed securities remained relatively unchanged during the period.

 .    U.S. Treasuries (17.5% on October 31, 1998 to 1.6% on April 30, 1999) and
     Cash Equivalents (7.9% on October 31, 1998 to 13.1% on April 30, 1999) -- The Fund's positions in U.S. Treasuries and cash equivalents declined in response to increases in the Fund's allocations to both the mortgage-backed and corporate sectors.

 .    Emerging Market Debt (EMD) (1.4% on October 31, 1998 to 3.1% on April 30,
     1999) -- We chose to increase exposure to EMD as global risk factors such as Brazil, Asia and commodities prices all pointed toward a more stable outlook for spreads.

     Portfolio Outlook

     Over the near term, we expect that the fixed income environment will remain fairly friendly and that spreads will grind slowly tighter. As a result, we will continue to seek incremental return through the overweighting of non-Treasury -- in other words, higher yielding -- sectors and through relative value trading strategies.

     With respect to the corporate sector, we intend to maintain our current allocation relative to the benchmark. Looking ahead, we believe the fundamental environment remains favorable for the sector; however, we remain wary that new issuance activity may put pressure on spreads in the near term.

     Within the mortgage sector, although current spreads are providing less of a cushion against widening than they have in recent months, solid fundamentals -- stable-to-modestly higher Treasury rates and diminished prepayment uncertainty -- argue against paring back the Fund's exposure at this time.

     In general, we believe the ABS sector is fairly valued. However, select opportunities in non-benchmark securities and sectors are likely over the next few months.

     Finally, the outlook for EMD depends largely on the direction the Federal Reserve Board takes. If, as we believe, the economic environment does not necessitate aggressive Fed tightening, capital flows into emerging markets should resume, thus enabling spreads to narrow.

     We thank you for your investment and look forward to your continued confidence.



     Goldman Sachs U.S. Fixed Income Investment Management Team

     May 28, 1999

                                                                     Fund Basics

Global Income Fund
as of April 30, 1999


Assets Under Management

   $561.6 Million

   NASDAQ Symbols

   Class A Shares

       GSGIX

   Class B Shares

       GSLBX

   Class C Shares

      GSLCX

 Institutional Shares

      GSGLX

  Service Shares

      GGISX

--------------------------------------------------------------------------------
Performance Review
--------------------------------------------------------------------------------

October 31, 1998-   Fund Total Return           30-Day          JPM Global Govt.
April 30, 1999      (based on NAV)/1/   Standardized Yield/2/    Bond Index/3/
--------------------------------------------------------------------------------

Class A                   1.54%                  3.23%               2.24%
Class B                   1.23%                  2.88%               2.24%
Class C                   1.31%                  2.88%               2.24%
Institutional             1.86%                  4.04%               2.24%
Service                   1.61%                  3.54%               2.24%
--------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.
/2/ The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.
/3/  The composition and characteristics of the securities in the JP Morgan
     (JPM) Global Government Bond Index (hedged) are not identical to those of the Fund. Also, unlike the Fund's return, the Index's return does not reflect any fees or expenses.

--------------------------------------------------------------------------------
Standardized Total Returns
--------------------------------------------------------------------------------


For the period ending 3/31/99       Class A    Class B    Class C    Institutional    Service
--------------------------------------------------------------------------------------------------
One Year/4/                          2.81%      1.78%      5.98%          8.34%         7.76%
Five Years/4/                        8.04%       N/A        N/A            N/A          9.10%
Since Inception/4/                   7.66%      8.06%      8.78%         10.75%         8.35%
                                   (8/2/91)    (5/1/96)  (8/15/97)      (8/1/95)     (8/2/91)/5/
--------------------------------------------------------------------------------------------------


/4/ The Standardized Total Returns are average annual returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve sales charges, such charges have not been applied to their Standardized Total Returns.
/5/ Performance data for Service shares prior to 3/12/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
Top Positions as of 4/30/99/6/
--------------------------------------------------------------------------------

Bonds Denomination                     Bonds Denomination
--------------------------------------------------------------------------------
1. U.S. Dollar              37.8%      5. U.S. Dollar Cash Equivalents     6.9%
2. Euro Currency            22.4%      6. Swedish Krona                    1.1%
3. British Pound            16.1%      7. New Zealand Dollar               0.9%
4. Japanese Yen             10.6%
--------------------------------------------------------------------------------

/6/ Figures represent a percentage of net assets and may not sum to 100%. The Fund is actively managed and, as such, its composition may differ over time.

     Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence performance would be reduced.

Performance Overview

Global Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Global Income Fund for the six-month period ended April 30, 1999.

     Performance Review

     Over the six-month period ended April 30, 1999, the Fund's A, B, C, Institutional and Service shares generated cumulative total returns, at net asset value, of 1.54%, 1.23%, 1.31%, 1.86%, and 1.61%, respectively. Over the same time period, the Fund's benchmark, the JP Morgan Global Government Bond Index (hedged into U.S. dollars), generated a 2.24% return.

     For the one-year period ended April 30, 1999, each of the Fund's share classes substantially outperformed the 2.49% return of its peers within the Lipper Global Income Funds category. Additionally, all Fund share classes ranked in the top 20% of the 143 funds in the Lipper category. During this period, the Fund's Class A, B and C shares ranked 19, 23 and 22, respectively, with returns of 7.87%, 7.35% and 7.38%. Institutional and Service shares ranked 14 and 18, respectively, with returns of 8.55% and 8.03%. Over the five year-period, the Fund's Class A shares ranked 8 out of 68 funds. The remaining share classes were not ranked because their performance records are less than five years. (Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.)

     During the period under review, there were two major factors behind the Fund's return versus the index. First, the Fund's portfolio was underweight in Japan, which rallied strongly during the first quarter. Second, an overweight exposure in the Dollar Bloc was detrimental, as yields increased in the U.S. However, recent overweight positions in Norway, Denmark, Australia and New Zealand helped to offset some of the negative factors.

     Investment Objective

     The Fund seeks high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation primarily through investments in fixed income securities of U.S. and foreign issuers and through transactions in foreign currencies.

     Portfolio Positioning

     In the Dollar Bloc regions, the Fund rotated a portion of its portfolio out of the U.S. in favor of stronger performing Australian and New Zealand securities. In Europe, we are now neutral overall, as we wait to see if the positives for the bond market (weak growth, declining inflation and poor business confidence) will be overshadowed by potential negative factors (employment growth and consumer demand leading to upward pressure on yields). During the period, we slowly increased our underweight exposure in Japan, to take advantage of its surging bond market.

                                                            Performance Overview

Fixed Income
Investment
Process Overview

                               Sector Allocation

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                               Security Selection

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             Yield Curve Strategies

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

     Portfolio Highlights

 .    Denmark -- The Danish authorities remain committed to keeping the krona in a very tight band versus the euro, providing a clear signal of their intention to eventually join the Euro Bloc. In order to facilitate this, monetary policy has been kept tight, ensuring inflationary pressures remain subdued.

 .    Norway -- The recent rise in the price of oil has supported the Norwegian krona, thus allowing the Central Bank to cut interest rates in response to a deteriorating economy. This has supported the bond market, enabling the spread relative to core Europe to contract from over 125 basis points to around 80 basis points for 10-year securities.

 .    New Zealand -- The recent policy shift away from using its Monetary
     Conditions Index (MCI) in favor of a official interest rate target has provided a greater degree of clarity to the operation of monetary policy. The tight policy that has been in place for some time has been effective in quelling inflationary pressures, particularly those arising from the housing market. Evidence finally began to emerge that housing was slowing, in turn, reducing the pressures on retail sales.

 .    Euro Bloc -- The divergence in growth in Europe continued over the period with the three largest economies, Germany, France and Italy, remaining soft, while the smaller economies, such as Spain and Ireland, remain strong. However the European Central Bank's policy focus has been on the softer core, and specifically on the very favorable inflation outturns. While we do not expect a further interest rate cut by the ECB, the market has moved toward pricing this into the front end of the yield curve.

     Portfolio Outlook

     Economic data released during 1999 clearly shows that the U.S. economy has considerable momentum. As a result, we will be more cautious about this market in the coming months.

     Within Europe, we feel it will be vital to selectively choose investment opportunities going forward. We anticipate continuing to underweight the core EMU markets in favor of the U.K. and Denmark. We remain optimistic that inflationary pressures will continue to fall in the U.K., and that growth will remain subdued as weak manufacturing and export conditions remain a drag on economic activity.

     We remain negative on Japanese bonds, despite the steepness of the yield curve and the poor economic outlook. We remain committed in our belief that the volume of new issuance by the government and wholesale selling by institutions will keep upward pressure on yields.

     We thank you for your investment and look forward to your continued confidence.


     Goldman Sachs Global Fixed Income Investment Management Team

     May 28, 1999

Goldman sachs Taxable Investment Grade Funds

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

          Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

          What Sets Goldman Sachs Funds Apart?

                                       1
                           Resources and Relationships

          Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                       2
                               In-Depth Research

          Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                       3
                                 Risk Management

          In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Performance Summary
April 30, 1999 (Unaudited)

 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made in Institutional shares on August 1, 1991 of the Adjustable Rate Government Fund. For comparative purposes, the performance of the Fund's benchmarks, the six-month and one-year U.S. Treasury Bills ("Six-Month T-Bill/One-Year T-Bill"), as well as the Lehman Brothers Mutual Fund Short (1-2) U.S. Government Index ("Lehman 1-2 Index"), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when re-deemed, to be worth more or less than their original cost. Performance of Class A, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 Adjustable Rate Government Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested August 1, 1991 to April 30, 1999.(a)

                           [LINE GRAPH APPEARS HERE]

           Institutional           Lehman          One Year       Six Month
               Class            1 - 2 Index        T - Bil        T - Bill
               -----            -----------        -------        --------
8/1/91        10,000               10,000           10,000         10,000
Aug-91        10,074               10,120           10,083         10,060
Sep-91        10,136               10,213           10,158         10,117
Oct-91        10,208               10,316           10,236         10,174
Nov-91        10,277               10,415           10,314         10,234
Dec-91        10,333               10,554           10,407         10,300
Jan-92        10,389               10,556           10,436         10,335
Feb-92        10,441               10,588           10,463         10,365
Mar-92        10,474               10,600           10,489         10,397
Apr-92        10,522               10,694           10,550         10,450
May-92        10,588               10,777           10,592         10,489
Jun-92        10,661               10,870           10,648         10,531
Jul-92        10,724               10,979           10,726         10,583
Aug-92        10,779               11,056           10,775         10,617
Sep-92        10,833               11,149           10,844         10,665
Oct-92        10,834               11,100           10,832         10,675
Nov-92        10,843               11,092           10,841         10,698
Dec-92        10,911               11,190           10,900         10,740
Jan-93        10,947               11,288           10,957         10,780
Feb-93        10,996               11,361           10,995         10,808
Mar-93        11,020               11,393           11,027         10,841
Apr-93        11,065               11,455           11,066         10,870
May-93        11,086               11,433           11,055         10,887
Jun-93        11,148               11,505           11,109         10,920
Jul-93        11,188               11,533           11,137         10,949
Aug-93        11,238               11,610           11,187         10,984
Sep-93        11,264               11,647           11,219         11,015
Oct-93        11,282               11,672           11,240         11,039
Nov-93        11,292               11,686           11,261         11,067
Dec-93        11,323               11,728           11,301         11,106
Jan-94        11,355               11,796           11,347         11,142
Feb-94        11,375               11,746           11,334         11,152
Mar-94        11,369               11,717           11,336         11,180
Apr-94        11,352               11,688           11,326         11,197
May-94        11,359               11,709           11,341         11,228
Jun-94        11,384               11,742           11,378         11,277
Jul-94        11,441               11,836           11,448         11,324
Aug-94        11,478               11,876           11,487         11,369
Sep-94        11,485               11,866           11,504         11,400
Oct-94        11,494               11,900           11,549         11,452
Nov-94        11,492               11,861           11,543         11,486
Dec-94        11,543               11,891           11,582         11,536
Jan-95        11,659               12,036           11,698         11,611
Feb-95        11,748               12,178           11,800         11,679
Mar-95        11,804               12,248           11,869         11,739
Apr-95        11,879               12,347           11,937         11,801
May-95        11,991               12,518           12,044         11,872
Jun-95        12,006               12,585           12,113         11,935
Jul-95        12,072               12,644           12,173         11,995
Aug-95        12,139               12,713           12,231         12,054
Sep-95        12,191               12,771           12,281         12,104
Oct-95        12,270               12,865           12,355         12,164
Nov-95        12,346               12,960           12,429         12,223
Dec-95        12,424               13,051           12,498         12,291
Jan-96        12,515               13,154           12,578         12,352
Feb-96        12,549               13,125           12,593         12,396
Mar-96        12,600               13,133           12,627         12,438
Apr-96        12,662               13,158           12,671         12,489
May-96        12,740               13,198           12,716         12,540
Jun-96        12,790               13,286           12,784         12,594
Jul-96        12,855               13,338           12,832         12,649
Aug-96        12,920               13,393           12,893         12,705
Sep-96        13,023               13,500           12,980         12,771
Oct-96        13,114               13,635           13,076         12,832
Nov-96        13,191               13,722           13,140         12,889
Dec-96        13,257               13,744           13,185         12,943
Jan-97        13,323               13,808           13,250         13,000
Feb-97        13,383               13,849           13,299         13,060
Mar-97        13,436               13,854           13,332         13,111
Apr-97        13,545               13,958           13,410         13,173
May-97        13,643               14,051           13,493         13,244
Jun-97        13,712               14,140           13,572         13,308
Jul-97        13,797               14,269           13,670         13,370
Aug-97        13,853               14,297           13,712         13,424
Sep-97        13,921               14,394           13,785         13,493
Oct-97        13,992               14,489           13,861         13,554
Nov-97        14,032               14,529           13,901         13,602
Dec-97        14,087               14,621           13,966         13,665
Jan-98        14,172               14,745           14,057         13,735
Feb-98        14,207               14,769           14,094         13,786
Mar-98        14,264               14,829           14,165         13,854
Apr-98        14,289               14,899           14,232         13,915
May-98        14,346               14,975           14,442         13,976
Jun-98        14,415               15,050           14,511         14,043
Jul-98        14,457               15,121           14,579         14,110
Aug-98        14,530               15,277           14,697         14,183
Sep-98        14,583               15,451           14,817         14,268
Oct-98        14,565               15,531           14,893         14,328
Nov-98        14,558               15,526           14,894         14,366
Dec-98        14,658               15,585           14,947         14,427
Jan-99        14,728               15,643           15,000         14,482
Feb-99        14,761               15,604           15,008         14,521
Mar-99        14,908               15,707           15,099         14,588
Apr-99        14,977               15,759           15,153         14,637

  Average Annual Total
  Return through April 30,
  1999                       Since Inception Five Years One Year Six Months(b)
  Class A (commenced May
  15, 1995)
  Excluding sales charges         5.60%             n/a    4.36%         2.63%
  Including sales charges         5.19%             n/a    2.78%         1.06%
 -----------------------------------------------------------------------------
  Institutional Class
  (commenced July 17, 1991)       5.37%           5.70%    4.82%         2.83%
 -----------------------------------------------------------------------------
  Administration Class
  (commenced April 15,
  1993)                           4.90%           5.43%    4.56%         2.71%
 -----------------------------------------------------------------------------
  Service Class (commenced
  March 27, 1997)                 4.83%             n/a    4.40%         2.68%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) Not annualized.

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Statement of Investments
April 30, 1999 (Unaudited)

   Principal               Interest                    Maturity
    Amount                   Rate                        Date                           Value
  Mortgage Backed Obligations - 99.0%
  Adjustable Rate Federal Home Loan Mortgage Corp.
   (FHLMC)(a) - 27.0%
  $ 1,643,156                7.14%                    07/01/2018                   $ 1,692,714
    3,548,798                8.02                     11/01/2018                     3,659,132
      773,417                6.96                     12/01/2018                       798,073
    5,415,408                6.71                     05/01/2019                     5,551,659
   13,592,935(b)             7.19                     11/01/2019                    13,872,270
    7,170,909(b)             6.94                     01/01/2020                     7,371,479
    2,765,522                7.21                     05/01/2020                     2,868,787
   14,040,357(b)             7.45                     06/01/2020                    14,346,437
   21,663,873(b)             7.19                     02/01/2022                    22,408,677
    4,107,807                6.80                     06/01/2022                     4,189,141
    2,411,265                6.77                     08/01/2022                     2,476,441
    3,310,600                6.73                     09/01/2022                     3,379,361
    3,802,729                7.23                     09/01/2022                     3,907,913
    5,546,421(b)             7.02                     06/01/2024                     5,702,442
    2,170,897                6.44                     02/01/2028                     2,224,149
    3,336,955                7.06                     07/01/2030                     3,451,679
                                                                                   -----------
                                                                                   $97,900,354
 ---------------------------------------------------------------------------------------------
  Adjustable Rate Federal National Mortgage Association
   (FNMA)(a) - 50.7%
  $   927,663                7.24%                    04/01/2003                   $   934,917
      652,739                7.40                     11/01/2014                       666,297
    3,794,712                6.18                     03/01/2017                     3,844,536
    2,141,486                6.82                     03/01/2017                     2,213,761
    7,926,925                6.84                     04/01/2017                     8,095,293
      402,770                6.40                     11/01/2017                       409,569
    2,747,273                5.74                     03/01/2018                     2,748,701
      671,477                6.71                     03/01/2018                       687,459
      519,288                7.15                     05/01/2018                       533,729
    5,438,287                6.67                     06/01/2018                     5,633,195
    3,142,104                6.79                     07/01/2018                     3,205,543
    3,967,801                6.81                     08/01/2018                     4,081,320
    2,340,025                6.99                     08/01/2018                     2,405,335
    1,265,643                6.94                     10/01/2018                     1,305,790
      108,297                6.68                     11/01/2018                       110,412
    3,747,739                6.96                     11/01/2018                     3,842,032
    8,862,246                6.48                     12/01/2018                     9,132,987
    2,028,977                6.59                     06/01/2019                     2,078,931
    2,484,493                6.60                     07/01/2019                     2,552,419
    1,015,745                6.76                     07/01/2019                     1,045,740
    1,045,405                6.30                     08/01/2019                     1,069,910
    1,677,471                7.07                     03/01/2020                     1,701,476
   12,790,464(b)             7.36                     05/01/2020                    13,140,283
    5,475,324                6.35                     07/01/2020                     5,615,657
    6,051,290                5.97                     12/25/2020                     6,040,397
   12,157,093(b)             7.08                     01/01/2021                    12,546,485
    2,928,547                7.02                     02/01/2021                     3,022,963
    3,273,185                6.68                     04/01/2021                     3,357,077
   43,361,526(b)             6.92                     09/01/2021                    44,513,209
   12,557,588(b)             7.08                     02/01/2022                    12,937,078
    3,854,908                7.18                     06/01/2022                     3,986,592
    1,371,715                7.08                     05/20/2022                     1,393,525
    1,123,037                7.02                     08/01/2022                     1,155,672
    3,993,550                7.06                     09/01/2022                     4,094,627
      220,873                6.23                     12/01/2023                       222,046
    9,367,457(b)             6.62                     06/20/2024                     9,447,175
      455,939                7.04                     09/01/2025                       468,044
 ---------------------------------------------------------------------------------------------

   Principal               Interest                    Maturity
    Amount                   Rate                        Date                            Value
  Mortgage Backed Obligations - (continued)
  Adjustable Rate Federal National Mortgage Association
   (FNMA)(a) - (continued)
  $ 2,437,629                6.68%                    08/01/2027                   $  2,504,274
    1,492,211                6.72                     10/01/2027                      1,528,069
                                                                                   ------------
                                                                                   $184,272,525
 ----------------------------------------------------------------------------------------------
  Adjustable Rate Government National Mortgage Association
   (GNMA)(a) - 3.0%
  $ 1,660,301                6.37%                    03/20/2016                   $  1,694,287
    3,311,483                6.62                     08/20/2018                      3,387,018
    3,945,583                6.37                     02/20/2021                      4,033,135
    1,937,677                6.87                     06/20/2022                      1,962,208
                                                                                   ------------
                                                                                   $ 11,076,648
 ----------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) - 2.9%
  $ 1,902,470                6.50%                    03/01/2013                   $  1,922,674
    3,849,458                6.50                     04/01/2013                      3,890,339
    1,571,386                6.50                     05/01/2013                      1,588,074
    3,204,301                6.50                     06/01/2013                      3,236,679
                                                                                   ------------
                                                                                   $ 10,637,766
 ----------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 3.5%
  $ 6,989,508(b)             7.00%                    10/01/2002                   $  7,048,010
    5,259,194                8.00                     11/01/2017                      5,494,753
                                                                                   ------------
                                                                                   $ 12,542,763
 ----------------------------------------------------------------------------------------------
  Government National Mortgage Association - 1.1%
  $ 3,950,078                6.50%                    08/15/2027                   $  3,931,552
                                                                                   ------------
                                                                                   $  3,931,552
 ----------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 10.8%
  Inverse Floater(a) - 1.4%
  FNMA Series 1993-189, Class SA
  $ 4,898,817                9.75%                    10/25/2023                   $  4,938,840
                                                                                   ------------
                                                                                   $  4,938,840
 ----------------------------------------------------------------------------------------------
  IOette - 0.1%
  FNMA Remic Trust 1990-145, Class B(c)
  $    14,870                5.77%                    12/25/2020                   $    284,094
                                                                                   ------------
                                                                                   $    284,094
 ----------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 2.7%
  FHLMC Series 2055, Class OD(b)
  $10,000,000                6.00%                    12/15/2007                   $  9,834,300
                                                                                   ------------
                                                                                   $  9,834,300
 ----------------------------------------------------------------------------------------------
  Regular Floater CMOs(a) - 0.1%
  FNMA Remic Trust 1997-7, Class FB
  $   254,406                5.54%                    03/18/2027                   $    254,388
                                                                                   ------------
                                                                                   $    254,388
 ----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND


  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
 Mortgage Backed Obligations - (continued)
  Collateralized Mortgage Backed Obligations (Continued)
  Sequential Fixed Rate CMOs - 6.5%
  FHLMC Series 2064, Class M
  $7,300,000              6.00%                      06/15/2028                     $  6,988,655
  FNMA Remic Trust 1997-A, Class C(b)
   8,000,000              7.50                       06/17/2024                        8,099,440
  FNMA Series 1998-36, Class J(b)
   9,095,000              6.00                       07/18/2028                        8,666,716
                                                                                    ------------
                                                                                    $ 23,754,811
 -----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                         $ 39,066,433
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $363,914,694)                                                               $359,428,041
 -----------------------------------------------------------------------------------------------
 Agency Debentures - 3.7%
  Adjustable Rate Small Business Administration (SBA) - 3.7%
  $  701,443              5.87%                      09/25/2016                     $    712,582
   3,159,430              5.87                       07/25/2017                        3,180,535
   3,988,362              5.87                       08/25/2017                        4,053,931
   2,252,981              5.87                       09/25/2017                        2,275,159
   2,533,480              5.87                       10/25/2017                        2,575,383
     745,993              5.63                       11/25/2018                          749,835
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $13,375,710)                                                                $ 13,547,425
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $377,290,404)(d)                                                            $372,975,466
 -----------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Futures contracts open at April 30, 1999 are as follows:

                         Number of
                         Contracts                Settlement             Unrealized
      Type            Long/(Short)(e)               Month                Gain (Loss)
 ------------------------------------------------------------------------------------
  Euro Dollars              369                 June 1999                $   (44,193)
  Euro Dollars              221                 September 1999              (170,541)
  Euro Dollars               30                 December 1999                 (3,191)
  Euro Dollars              (68)                March 2000                    49,718
  5 Year U.S.
  Treasury Note              20                 June 1999                       (127)
  10 Year U.S.
  Treasury Note            (134)                June 1999                     65,524
  20 Year Long
  Term Bond                   6                 June 1999                    (18,459)
 ------------------------------------------------------------------------------------
                                                                         $  (121,269)
 ------------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which value
  exceeds cost                                                           $   424,514
  Gross unrealized loss for investments in which cost
  exceeds value                                                           (4,788,454)
 ------------------------------------------------------------------------------------
  Net unrealized loss                                                    $(4,363,940)
 ------------------------------------------------------------------------------------

 (a) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1999.
 (b) Portions of these securities are segregated for open futures contracts and futures margin requirements.
 (c) Represents security with notional or nominal principal amount. The rate stated is the actual effective yield of this security.
 (d) The aggregate cost for federal income tax purposes is $377,339,406.
 (e) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $704,000,000 and $181,512,413, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 The percentages shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
April 30, 1999 (Unaudited)

 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made in Institutional shares on September 1, 1988 of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the perfor-mance of the Fund's benchmark the U.S. 2-Year Treasury Bill ("Two-Year T-Bill"), as well as the Lehman Brothers Mutual Fund Short (1-3) U.S. Government Index ("Lehman Short (1-3) Gov't Index"), are shown. This perfor-mance data represents past performance and should not be considered indica-tive of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institutional shares due to differences in fees and loads.

 Short Duration Government Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested September 1, 1988 to April 30, 1999.(a)

                          [LINE GRAPH APPEARS HERE]

             Short Duration Government Fund     Lehman Short (1-3)     Two-Year
                 -- Institutional Shares           Gov't Index          T-Bill
                 -----------------------           -----------          ------
9/1/88                   10,000                       10,000            10,000
Sep-88                   10,129                       10,116            10,109
Oct-88                   10,257                       10,218            10,211
Nov-88                   10,221                       10,193            10,169
Dec-88                   10,226                       10,215            10,367
Jan-89                   10,315                       10,296            10,455
Feb-89                   10,335                       10,297            10,443
Mar-89                   10,359                       10,340            10,474
Apr-89                   10,515                       10,509            10,623
May-89                   10,673                       10,657            10,786
Jun-89                   10,887                       10,855            10,992
Jul-89                   11,040                       11,015            11,158
Aug-89                   10,936                       10,950            11,064
Sep-89                   11,008                       11,013            11,119
Oct-89                   11,189                       11,184            11,276
Nov-89                   11,287                       11,284            11,367
Dec-89                   11,336                       11,327            11,402
Jan-90                   11,323                       11,340            11,391
Feb-90                   11,386                       11,400            11,432
Mar-90                   11,445                       11,434            11,464
Apr-90                   11,461                       11,461            11,476
May-90                   11,616                       11,638            11,655
Jun-90                   11,732                       11,760            11,783
Jul-90                   11,864                       11,902            11,929
Aug-90                   11,896                       11,945            11,964
Sep-90                   11,993                       12,040            12,052
Oct-90                   12,110                       12,173            12,184
Nov-90                   12,225                       12,291            12,301
Dec-90                   12,365                       12,436            12,451
Jan-91                   12,468                       12,553            12,548
Feb-91                   12,534                       12,634            12,608
Mar-91                   12,623                       12,718            12,696
Apr-91                   12,743                       12,840            12,806
May-91                   12,809                       12,917            12,893
Jun-91                   12,859                       12,965            12,964
Jul-91                   13,030                       13,077            13,089
Aug-91                   13,158                       13,256            13,275
Sep-91                   13,334                       13,396            13,420
Oct-91                   13,433                       13,541            13,556
Nov-91                   13,592                       13,681            13,694
Dec-91                   13,588                       13,889            13,912
Jan-92                   13,568                       13,870            13,880
Feb-92                   13,585                       13,912            13,917
Mar-92                   13,577                       13,908            13,905
Apr-92                   13,668                       14,034            14,023
May-92                   13,820                       14,164            14,165
Jun-92                   13,984                       14,307            14,336
Jul-92                   14,152                       14,471            14,508
Aug-92                   14,276                       14,588            14,643
Sep-92                   14,384                       14,726            14,786
Oct-92                   14,274                       14,642            14,684
Nov-92                   14,261                       14,620            14,649
Dec-92                   14,406                       14,756            14,789
Jan-93                   14,569                       14,911            14,959
Feb-93                   14,698                       15,030            15,090
Mar-93                   14,707                       15,076            15,132
Apr-93                   14,793                       15,168            15,232
May-93                   14,763                       15,132            15,168
Jun-93                   14,905                       15,245            15,290
Jul-93                   14,937                       15,279            15,319
Aug-93                   15,087                       15,406            15,458
Sep-93                   15,082                       15,455            15,510
Oct-93                   15,066                       15,489            15,534
Nov-93                   15,038                       15,492            15,541
Dec-93                   15,120                       15,554            15,597
Jan-94                   15,238                       15,652            15,697
Feb-94                   15,159                       15,557            15,596
Mar-94                   15,026                       15,477            15,518
Apr-94                   14,962                       15,419            15,447
May-94                   14,998                       15,439            15,458
Jun-94                   15,027                       15,477            15,502
Jul-94                   15,158                       15,616            15,643
Aug-94                   15,208                       15,668            15,685
Sep-94                   15,183                       15,632            15,643
Oct-94                   15,216                       15,668            15,681
Nov-94                   15,156                       15,602            15,616
Dec-94                   15,189                       15,632            15,637
Jan-95                   15,400                       15,844            15,870
Feb-95                   15,613                       16,060            16,095
Mar-95                   15,687                       16,150            16,178
Apr-95                   15,860                       16,294            16,324
May-95                   16,142                       16,572            16,629
Jun-95                   16,206                       16,662            16,717
Jul-95                   16,226                       16,728            16,776
Aug-95                   16,317                       16,829            16,869
Sep-95                   16,426                       16,911            16,949
Oct-95                   16,581                       17,051            17,096
Nov-95                   16,747                       17,196            17,250
Dec-95                   16,861                       17,327            17,377
Jan-96                   17,058                       17,474            17,525
Feb-96                   16,976                       17,406            17,434
Mar-96                   16,963                       17,392            17,411
Apr-96                   16,982                       17,409            17,416
May-96                   17,019                       17,447            17,446
Jun-96                   17,160                       17,575            17,573
Jul-96                   17,214                       17,643            17,635
Aug-96                   17,322                       17,708            17,691
Sep-96                   17,502                       17,870            17,856
Oct-96                   17,703                       18,072            18,061
Nov-96                   17,833                       18,205            18,200
Dec-96                   17,844                       18,209            18,195
Jan-97                   17,942                       18,296            18,264
Feb-97                   18,001                       18,340            18,298
Mar-97                   17,986                       18,325            18,289
Apr-97                   18,176                       18,475            18,440
May-97                   18,290                       18,604            18,565
Jun-97                   18,444                       18,733            18,695
Jul-97                   18,675                       18,937            18,912
Aug-97                   18,661                       18,956            18,920
Sep-97                   18,836                       19,100            19,060
Oct-97                   18,954                       19,241            19,210
Nov-97                   18,974                       19,289            19,233
Dec-97                   19,091                       19,419            19,368
Jan-98                   19,307                       19,605            19,571
Feb-98                   19,289                       19,623            19,569
Mar-98                   19,349                       19,697            19,638
Apr-98                   19,426                       19,792            19,720
May-98                   19,547                       19,898            19,820
Jun-98                   19,626                       20,000            19,976
Jul-98                   19,728                       20,093            20,064
Aug-98                   19,992                       20,356            20,338
Sep-98                   20,232                       20,612            20,635
Oct-98                   20,233                       20,712            20,742
Nov-98                   20,107                       20,691            20,644
Dec-98                   20,187                       20,770            20,702
Jan-99                   20,309                       20,850            20,755
Feb-99                   20,213                       20,756            20,610
Mar-99                   20,439                       20,896            20,755
Apr-99                   20,496                       20,962            20,800

  Average Annual Total
  Return through April 30,
  1999                       Since Inception  Ten Years  Five Years  One Year  Six Months(b)
  Class A (commenced May
  1, 1997)
  Excluding sales charges         5.77%          n/a        n/a         4.94%       1.00%
  Including sales charges         4.71%          n/a        n/a         2.84%      -1.00%
 ----------------------------------------------------------------------------------------
  Class B (commenced May
  1, 1997)
  Excluding contingent
  deferred sales charges          5.24%          n/a        n/a         4.42%       0.90%
  Including contingent
  deferred sales charges          4.72%          n/a        n/a         2.33%      -1.12%
 ----------------------------------------------------------------------------------------
  Class C (commenced Au-
  gust 15, 1997)
  Excluding contingent
  deferred sales charges          4.40%          n/a        n/a         4.05%       0.62%
  Including contingent
  deferred sales charges          4.40%          n/a        n/a         3.01%      -0.39%
 ----------------------------------------------------------------------------------------
  Institutional Class
  (commenced August 15,
  1988)                           6.96%          6.90%      6.49%       5.51%       1.30%
 ----------------------------------------------------------------------------------------
  Administration Class
  (commenced February 28,
  1996)                           5.82%          n/a        n/a         5.25%       1.28%
 ----------------------------------------------------------------------------------------
  Service Class (commenced
  April 10, 1996)                  5.94%          n/a        n/a        4.88%       1.05%
 ----------------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) Not annualized.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal            Interest                    Maturity
    Amount               Rate                        Date                               Value

  Mortgage Backed Obligations - 91.7%
  Adjustable Rate Federal Home Loan Mortgage Corp.
  (FHLMC)(a) - 5.7%
  $1,069,085             7.12%                    08/01/2017                      $  1,091,803
     872,943             7.31                     05/01/2018                           876,461
   3,215,392             6.90                     06/01/2018                         3,292,916
   1,040,537             6.96                     12/01/2018                         1,073,709
   4,888,666             7.19                     02/01/2022                         5,056,738
   1,431,496             8.03                     10/01/2025                         1,462,831
                                                                                  ------------
                                                                                  $ 12,854,458
 ---------------------------------------------------------------------------------------------
  Adjustable Rate Federal National Mortgage Association
  (FNMA)(a) - 16.9%
  $1,566,575             7.40%                    11/01/2014                      $  1,599,112
   2,595,833             7.01                     11/01/2017                         2,649,411
   3,178,395             7.76                     02/01/2018                         3,245,027
   2,774,762             6.75                     06/01/2018                         2,810,390
   2,531,437             7.17                     03/01/2019                         2,589,913
   6,343,432             7.36                     05/01/2020                         6,516,924
   3,668,221             6.99                     12/01/2020                         3,751,820
   4,178,555             7.08                     01/01/2021                         4,312,394
   1,123,037             7.02                     08/01/2022                         1,155,672
   3,255,989             8.16                     01/01/2023                         3,344,592
   4,126,381             6.09                     07/01/2028                         4,184,150
   2,150,038             7.03                     01/01/2031                         2,217,570
                                                                                  ------------
                                                                                  $ 38,376,975
 ---------------------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp. (FHLMC) - 10.6%
  $6,300,000             5.00%                    02/15/2001                      $  6,260,247
     949,181             6.50                     04/01/2013                           957,781
   1,923,590             6.50                     05/01/2013                         1,944,018
     963,434             6.50                     06/01/2013                           972,163
     876,067             7.00                     08/01/2028                           888,656
   1,095,424             7.00                     09/01/2028                         1,111,165
   4,608,371             8.00                     01/01/2028                         4,795,563
   7,000,000             7.00                     TBA-30 Yr(b)                       7,100,590
                                                                                  ------------
                                                                                  $ 24,030,183
 ---------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 10.0%
  $4,933,771             7.00%                    10/01/2002                      $  4,975,066
   1,600,000             5.75                     04/15/2003                         1,608,122
   1,213,568             8.50                     05/01/2010                         1,269,307
      36,452             6.00                     08/01/2010                            36,224
      32,026             6.00                     11/01/2010                            31,787
     101,842             6.00                     01/01/2011                           101,078
     151,916             6.00                     02/01/2011                           150,776
   4,980,609             6.00                     03/01/2011                         4,943,254
   2,122,679             6.00                     04/01/2011                         2,106,758
   2,343,092             6.00                     05/01/2011                         2,325,518
     388,453             6.00                     06/01/2011                           385,539
     261,706             6.00                     07/01/2011                           259,743
     682,448             6.00                     09/01/2011                           677,330
      67,433             6.00                     12/01/2011                            66,927
      69,373             6.00                     01/01/2012                            68,722
     369,688             6.00                     03/01/2012                           366,220
     281,651             6.00                     04/01/2013                           279,009
     332,083             6.00                     11/01/2013                           328,968
 ---------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Federal National Mortgage Association (FNMA) - (continued)
  $  600,653              6.00%                      01/01/2014                     $    586,862
   2,205,899              6.00                       03/01/2014                        2,180,394
                                                                                    ------------
                                                                                    $ 22,747,604
 -----------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 3.3%
  $  149,165              9.00%                      12/15/2008                     $    157,865
     242,404              9.00                       01/15/2009                          256,541
      79,017              9.00                       01/15/2010                           83,855
     630,489              9.00                       07/15/2012                          666,597
   4,353,507              7.00                       10/15/2023                        4,426,994
   1,975,039              6.50                       08/15/2027                        1,965,776
                                                                                    ------------
                                                                                    $  7,557,628
 -----------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 45.2%
  Inverse Floater(a) - 1.8%
  FNMA Remic Trust 1992-62, Class S
  $  154,131             11.09%                      05/25/1999                     $    154,501
  FHLMC Series 1296, Class J
     195,253             12.71                       07/15/1999                          196,106
  FNMA Remic Trust 1993-231, Class SA
   1,900,263              7.69                       12/25/2008                        1,870,495
  FNMA Remic Trust 1990-134, Class S
   1,254,558             14.19                       11/25/2020                        1,412,243
  FNMA Remic Trust 1991-42, Class S
     400,000              9.03                       05/25/2021                          407,108
                                                                                    ------------
                                                                                    $  4,040,453
 -----------------------------------------------------------------------------------------------
  Inverse Floating Rate - Interest Only(a) - 0.0%
  FNMA Remic Trust 1993-110, Class SC(c)
  $  582,865              5.25%                      04/25/2019                     $     13,015
  FHLMC Series 1684, Class JD(c)
   1,418,826              5.62                       08/15/2020                           78,688
                                                                                    ------------
                                                                                    $     91,703
 -----------------------------------------------------------------------------------------------
  Planned Amortization - Interest Only - 0.2%
  FHLMC Series 1587, Class HA(c)
  $5,979,261              6.50%                      10/15/2008                     $    508,536
 -----------------------------------------------------------------------------------------------
  Planned Amortization - Principal Only - 0.6%
  FNMA Remic Trust 1989-39, Class D(c)
  $1,530,127              5.57%                      05/25/2018                     $  1,366,587
 -----------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 23.1%
  Federal National Mortgage Association (FNMA) Remic Trust 1991-31, Class
  PJ
  $3,000,000              6.55%                      10/25/2020                     $  3,021,150
  FHLMC Series 1556, Class G
   2,000,000              6.35                       10/15/2010                        2,018,120
  FHLMC Series 1687, Class J
   5,000,000              6.50                       02/15/2009                        5,000,550
  FHLMC Series 1916, Class PC
   3,700,000              6.75                       12/15/2011                        3,806,523
  FHLMC Series 1985, Class PC
   8,500,000              6.35                       05/17/2018                        8,582,280
  FHLMC Series 1987, Class L
   4,000,000              6.20                       08/25/2022                        3,936,880
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Planned Amortization Class (PAC) CMOs - (continued)
  FHLMC Series 2055, Class OD
  $3,000,000              6.00%                      12/15/2007                     $  2,950,290
  FNMA Remic Trust 1997-70, Class AB
   1,250,000              6.50                       09/25/2022                        1,228,225
  FNMA Remic Trust Series 1997-84, Class PA
   4,000,000              5.90                       11/25/2021                        3,920,000
  FNMA Series 1992-138, Class D
   3,000,000              6.50                       07/25/2020                        3,017,940
  FNMA Series 1993-32, Class PH
   3,000,000              6.50                       11/25/2022                        3,010,980
  FHLMC Series 16, Class PG
   2,500,000              6.35                       03/25/2018                        2,518,750
  FNMA Series 4, Class C
   9,310,000              7.50                       06/17/2024                        9,425,723
                                                                                    ------------
                                                                                    $ 52,437,411
 -----------------------------------------------------------------------------------------------
  Principal Only - 1.5%
  FNMA Remic Trust 1992 G-28, Class A(c)
  $4,107,858              5.32%                      05/25/2007                     $  3,590,021
 -----------------------------------------------------------------------------------------------
  Regular Floater CMOs(a) - 1.9%
  FHLMC Series 1296, Class I
     546,707              4.96%                      07/15/1999                          544,482
  FHLMC Series 1684, Class JC
   1,418,826              5.06                       08/15/2020                        1,407,291
  FNMA Remic Trust 1988-12, Class B
   1,871,434              3.56                       02/25/2018                        1,797,773
  FNMA Remic Trust 1993-110, Class FC
     582,865              5.26                       04/25/2019                          579,764
                                                                                    ------------
                                                                                    $  4,329,310
 -----------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 15.2%
  FHLMC Series 1033, Class G
  $1,534,373              8.00%                      01/15/2006                     $  1,583,273
  FHLMC Series 1812, Class D
   1,608,433              6.00                       07/15/2008                        1,609,977
  FNMA Remic Trust 1989-18, Class B
     113,727              9.50                       01/25/2004                          113,939
  FNMA Remic Trust 1989-74, Class J
   2,125,672              9.80                       10/25/2019                        2,250,512
  FNMA Remic Trust 1990-16, Class E
   6,056,201              9.00                       03/25/2020                        6,494,730
  FNMA Remic Trust 1991-133, Class Z
   3,221,169              8.00                       09/25/2006                        3,337,936
  FNMA Remic Trust 1992-44, Class CA
     353,640             12.00                       08/25/2020                          353,750
  FNMA Remic Trust Series 1988-12, Class A
   2,370,483             10.00                       02/25/2018                        2,558,227
  FNMA Remic Trust Series 1994-52, Class Z
   8,555,368              7.00                       04/25/2007                        8,758,558
  FNMA Series 1998-36, Class J
   6,000,000              6.00                       07/18/2028                        5,717,460
  GNMA Remic Trust 1995-3, Class DQ
   1,669,999              8.05                       06/16/2025                        1,716,542
                                                                                    ------------
                                                                                    $ 34,494,904
 -----------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value

  Mortgage Backed Obligations - (continued)
  Support - 0.9%
  FHLMC Series 16, Class M
  $2,000,000              7.00%                      08/25/2023                     $  1,995,660
 -----------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                         $102,854,585
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $208,997,170)                                                               $208,421,433
 -----------------------------------------------------------------------------------------------
  Agency Debentures - 2.6%
  Small Business Administration
  $1,411,161              7.20%                      06/01/2017                     $  1,446,002
   1,956,402              6.30                       05/01/2018                        1,951,452
   2,437,225              6.30                       06/01/2018                        2,430,943
 -----------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $5,902,145)                                                                 $  5,828,397
 -----------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 3.7%
  United States Treasury Notes
  $8,200,000              6.63%                      07/31/2001                     $  8,460,104
 -----------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,475,500)                                                                 $  8,460,104
 -----------------------------------------------------------------------------------------------
  Repurchase Agreement - 3.8%
  Joint Repurchase Agreement Account
  $8,800,000              4.95%                      05/03/1999                     $  8,800,000
 -----------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $8,800,000)                                                                 $  8,800,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $232,174,815)(d)(e)                                                         $231,509,934
 -----------------------------------------------------------------------------------------------

  Federal Income
  Tax Information:
  Gross unrealized
  gain for invest-
  ments in which
  value exceeds
  cost              $    722,352
  Gross unrealized
  loss for invest-
  ments in which
  cost exceeds
  value               (1,689,011)
 --------------------------------
  Net unrealized
  loss              $   (966,659)
 --------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND



 ------------------------------------------------------------------------------
 Futures contracts open at April 30, 1999 are as follows:

                                 Number of
                                 Contracts      Settlement   Unrealized
             Type             Long/(Short)(f)     Month      Gain (Loss)
 -----------------------------------------------------------------------
  Euro Dollars                       82       June 1999       $   3,829
  Euro Dollars                       61       September 1999    (38,362)
  Euro Dollars                       85       December 1999      47,309
  Euro Dollars                       45       March 2000          5,527
  Euro Dollars                      130       June 2000        (228,326)
  Euro Dollars                      120       September 2000   (205,637)
  2 Year U.S. Treasury Note         286       June 1999        (173,035)
  5 Year U.S. Treasury Note        (171)      June 1999          60,992
  10 Year U.S. Treasury Note       (108)      June 1999          70,283
  20 Year Long Term Bond            (24)      June 1999           9,832
 -----------------------------------------------------------------------
                                                              $(447,588)
 -----------------------------------------------------------------------

 (a) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1999.
 (b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (c) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 (d) All of the securities in the portfolio are segregated for open TBA purchases, open futures contracts and futures margin requirements.
 (e) The aggregate cost for federal income tax purposes is $232,476,593.
 (f) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par value. The total notional amount and market value at risk are $610,500,000 and $217,895,472, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
April 30, 1999 (Unaudited)

 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on March 1, 1993 of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund's benchmark the Lehman Brothers Mutual Fund Government/Mortgage Index ("Lehman Gov't/MBS Index"), as well as the Lehman Brothers Mutual Fund General U.S. Government Index ("Lehman U.S. Gov't Index"), are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 Government Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested March 1, 1993 to April 30, 1999.(a)

                          [LINE GRAPH APPEARS HERE]

              Class A       Lehman Gov't/MBS Index       Lehman U.S. Gov't Index
              -------       ----------------------       -----------------------
   3/1/93      9,550                 10,000                      10,000
   Mar-93      9,565                 10,043                      10,033
   Apr-93      9,658                 10,111                      10,110
   May-93      9,621                 10,124                      10,099
   Jun-93      9,793                 10,296                      10,323
   Jul-93      9,856                 10,351                      10,386
   Aug-93      9,995                 10,518                      10,618
   Sep-93     10,009                 10,547                      10,658
   Oct-93     10,036                 10,585                      10,699
   Nov-93      9,963                 10,502                      10,581
   Dec-93     10,019                 10,558                      10,622
   Jan-94     10,145                 10,689                      10,768
   Feb-94     10,028                 10,514                      10,540
   Mar-94      9,776                 10,265                      10,302
   Apr-94      9,695                 10,186                      10,221
   May-94      9,701                 10,192                      10,208
   Jun-94      9,702                 10,169                      10,184
   Jul-94      9,866                 10,362                      10,372
   Aug-94      9,874                 10,374                      10,374
   Sep-94      9,744                 10,228                      10,227
   Oct-94      9,737                 10,221                      10,219
   Nov-94      9,717                 10,197                      10,201
   Dec-94      9,813                 10,267                      10,263
   Jan-95      9,993                 10,468                      10,454
   Feb-95     10,216                 10,708                      10,679
   Mar-95     10,267                 10,769                      10,746
   Apr-95     10,407                 10,914                      10,887
   May-95     10,786                 11,321                      11,326
   Jun-95     10,852                 11,401                      11,413
   Jul-95     10,836                 11,380                      11,371
   Aug-95     10,941                 11,509                      11,505
   Sep-95     11,052                 11,616                      11,615
   Oct-95     11,187                 11,767                      11,792
   Nov-95     11,338                 11,934                      11,976
   Dec-95     11,493                 12,096                      12,146
   Jan-96     11,568                 12,176                      12,221
   Feb-96     11,373                 11,979                      11,972
   Mar-96     11,307                 11,898                      11,872
   Apr-96     11,256                 11,838                      11,796
   May-96     11,231                 11,813                      11,776
   Jun-96     11,389                 11,969                      11,928
   Jul-96     11,419                 12,003                      11,958
   Aug-96     11,418                 11,987                      11,932
   Sep-96     11,602                 12,187                      12,130
   Oct-96     11,838                 12,444                      12,397
   Nov-96     12,035                 12,647                      12,612
   Dec-96     11,930                 12,541                      12,484
   Jan-97     11,968                 12,583                      12,497
   Feb-97     11,994                 12,610                      12,515
   Mar-97     11,881                 12,481                      12,382
   Apr-97     12,054                 12,668                      12,560
   May-97     12,143                 12,784                      12,668
   Jun-97     12,282                 12,929                      12,810
   Jul-97     12,608                 13,250                      13,174
   Aug-97     12,510                 13,156                      13,043
   Sep-97     12,681                 13,343                      13,239
   Oct-97     12,870                 13,543                      13,468
   Nov-97     12,907                 13,602                      13,536
   Dec-97     13,042                 13,737                      13,678
   Jan-98     13,223                 13,917                      13,884
   Feb-98     13,206                 13,904                      13,846
   Mar-98     13,252                 13,952                      13,885
   Apr-98     13,300                 14,020                      13,947
   May-98     13,422                 14,281                      14,091
   Jun-98     13,534                 14,406                      14,251
   Jul-98     13,574                 14,448                      14,273
   Aug-98     13,846                 14,729                      14,644
   Sep-98     14,108                 15,039                      15,039
   Oct-98     14,025                 15,001                      14,988
   Nov-98     14,004                 15,033                      14,993
   Dec-98     14,040                 15,079                      15,026
   Jan-99     14,124                 15,174                      15,113
   Feb-99     13,900                 14,935                      14,754
   Mar-99     13,994                 15,011                      14,812
   Apr-99     14,027                 15,059                      14,846

  Average Annual Total Return
  through April 30, 1999        Since Inception  Five Years  One Year  Six Months(b)
  Class A (commenced February
  10, 1993)
  Excluding sales charges            6.85%            7.66%     5.47%          0.02%
  Including sales charges            6.06%            6.68%     0.70%         -4.46%
 -----------------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent de-
  ferred sales charges               6.83%              n/a     4.62%         -0.35%
  Including contingent de-
  ferred sales charges               5.76%              n/a    -0.61%         -5.33%
 -----------------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent de-
  ferred sales charges               6.10%              n/a     4.55%         -0.35%
  Including contingent de-
  ferred sales charges               6.10%              n/a     3.50%         -1.35%
 -----------------------------------------------------------------------------------
  Institutional Class (com-
  menced August 15, 1997)            7.21%              n/a     5.75%          0.22%
 -----------------------------------------------------------------------------------
  Service Class (commenced
  August 15, 1997)                   6.73%              n/a     4.64%         -0.37%
 -----------------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) Not annualized.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

   Principal           Interest                   Maturity
    Amount               Rate                       Date                             Value
  Mortgage Backed Obligations - 60.5%
  Federal Home Loan Mortgage Corp. (FHLMC) - 22.0%
  $ 2,998,113              6.50%                 08/01/2010                    $  3,034,885
      777,311              6.00                  12/01/2013                         770,991
       30,166              7.00                  03/01/2024                          30,637
       89,406              7.00                  04/01/2024                          90,803
    1,236,903              7.50                  11/01/2027(a)                    1,271,301
      636,623              7.00                  08/01/2028                         645,771
      861,112              7.00                  09/01/2028                         873,486
    1,237,997              7.50                  09/01/2028                       1,272,425
      675,957              6.00                  10/01/2028                         655,678
    1,048,608              6.00                  01/01/2029                       1,017,150
    1,586,592              6.00                  02/01/2029                       1,538,994
    2,677,833              6.00                  03/01/2029                       2,597,497
      998,502              6.00                  04/01/2029                         968,547
    2,083,600              7.00                  04/01/2029(a)                    2,113,541
    1,366,400              7.00                  04/01/2029                       1,386,345
    4,000,000              6.00                  TBA-15 Yr.(b)                    3,968,750
    1,000,000              6.50                  TBA-30 Yr.(b)                      994,370
    3,000,000              7.00                  TBA-30 Yr.(b)                    3,043,110
                                                                               ------------
                                                                               $ 26,274,281
 ------------------------------------------------------------------------------------------
  Federal National Mortgage Association (FNMA) - 7.7%
  $   956,329              6.00%                 10/25/2008                    $    948,774
      218,294              6.50                  09/01/2025                         217,202
      220,855              6.50                  10/01/2025                         219,680
      297,615              6.50                  11/01/2025                         296,219
      404,556              6.50                  08/01/2025                         402,282
      396,226              6.50                  12/01/2025                         393,909
       19,656              6.50                  05/01/2026                          19,552
       41,762              6.50                  03/01/2028                          41,488
      784,728              6.50                  04/01/2028                         779,573
      991,767              6.50                  05/01/2028                         985,251
      794,224              6.50                  06/01/2028                         789,006
      947,051              6.50                  07/01/2028                         940,830
      101,483              6.50                  08/01/2028                         100,816
      105,229              6.50                  09/01/2028                         104,537
    3,000,000              6.00                  TBA-30 Yr.(b)                    2,976,563
                                                                               ------------
                                                                               $  9,215,682
 ------------------------------------------------------------------------------------------
  Government National Mortgage Association (GNMA) - 12.8%
  $   122,337              9.00%                 10/15/2019                    $    131,282
       74,405              9.00                  12/15/2019                          79,800
      232,770              7.00                  03/15/2023                         236,699
      173,963              7.50                  04/15/2023                         179,617
      636,011              7.00                  05/15/2023                         646,746
      208,498              7.00                  06/15/2023                         212,018
      926,085              7.00                  07/15/2023                         941,718
      357,226              7.50                  07/15/2023                         368,836
      437,890              7.00                  08/15/2023                         445,281
      623,428              7.00                  09/15/2023                         633,951
    1,244,010              7.00                  10/15/2023                       1,265,008
      542,808              7.00                  11/15/2023                         551,971
      666,527              7.00                  12/15/2023                         677,778
      969,461              6.50                  03/15/2028                         963,092
      994,344              6.50                  10/15/2028                         987,812
    3,919,165              6.50                  02/15/2029                       3,893,416
 ------------------------------------------------------------------------------------------

   Principal           Interest                   Maturity
    Amount               Rate                       Date                             Value
 Mortgage Backed Obligations - (continued)
  Government National Mortgage Association (GNMA) - (continued)
  $ 2,000,200              6.50%                 04/15/2029                    $  1,987,058
    1,000,000              7.00                  TBA-30 Yr.(b)                    1,018,438
                                                                               ------------
                                                                               $ 15,220,521
 ------------------------------------------------------------------------------------------
  Collateralized Mortgage Obligations - 18.0%
  Interest Only - 0.1%
  FNMA Interest-Only Stripped Security, Series 151, Class 2(c)
  $   329,947              9.50%                 07/25/2022                    $     87,436
                                                                               ------------
                                                                               $     87,436
 ------------------------------------------------------------------------------------------
  Inverse Floater(d) - 2.0%
  FNMA Remic Trust 1992-62, Class S
  $    51,377             11.09%                 05/25/1999                    $     51,500
  FNMA Remic Trust 1993-231, Class SA
    1,425,197              7.69                  12/25/2008                       1,402,871
  FNMA Series 1993-138, Class SM
      921,052             10.94                  12/25/2021                         973,082
                                                                               ------------
                                                                               $  2,427,453
 ------------------------------------------------------------------------------------------
  Inverse Floating Rate--Interest Only(d) - 0.3%
  Salomon Brothers Mortgage Securities VII Series 1996-6E, Class
  A2(a)(c)
  $11,437,361              4.10%                 01/01/2001                    $    314,527
                                                                               ------------
                                                                               $    314,527
 ------------------------------------------------------------------------------------------
  Planned Amortization Class (PAC) CMOs - 8.7%
  FHLMC Series 1985, Class PC
  $ 1,500,000              6.35%                 05/17/2018                    $  1,514,520
  FHLMC Series 2055, Class OD(a)
    4,000,000              6.00                  12/15/2007                       3,933,720
  FNMA REMIC Trust Series 1997-84, Class PB
    2,000,000              5.50                  01/25/2008                       1,931,860
  GE Capital Mortgage Services, Inc.
  Series 1997-8, Class A13
    3,000,000              7.25                  03/25/2027                       3,032,580
                                                                               ------------
                                                                               $ 10,412,680
 ------------------------------------------------------------------------------------------
  Principal Only - 0.2%
  FNMA Remic Trust, Series G-35, Class N(e)
  $   287,001              4.85%                 10/25/2021                    $    239,573
                                                                               ------------
                                                                               $    239,573
 ------------------------------------------------------------------------------------------
  Sequential Fixed Rate CMOs - 3.9%
  Citicorp. Mortgage Securities, Series 1993-11, Class A6
  $   458,372              6.25%                 09/25/2008                    $    453,362
  Credit Suisse First Boston Series 1997-C2, Class A2
      800,000              6.52                  07/17/2007                         804,184
  First Union-Lehman Brothers Commercial Mortgage Services Series
  1997-C1, Class A2
      400,000              7.30                  12/18/2006                         415,812
  GE Capital Mortgage Services, Inc.
  Series 1995-1, Class A8
    2,403,923              8.40                  02/25/2025                       2,421,808
  Morgan Stanley Capital Commercial Mortgage, Inc. Series 1997-C1
      500,000              7.46                  05/15/2006                         514,270
                                                                               ------------
                                                                               $  4,609,436
 ------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

   Principal           Interest                   Maturity
    Amount               Rate                       Date                             Value
  Mortgage Backed Obligations - (continued)
  Collateralized Mortgage Obligations - (continued)
  Support - 2.8%
  FHLMC Series 16, Class M
  $ 1,000,000              7.00%                 08/25/2023                    $    997,830
  Housing Securities, Inc., Series 1994-1, Class A13
    1,455,585              6.50                  03/25/2009                       1,417,944
  Salomon Brothers Mortgage Securities VII Series 1996-6H, Class A1
    1,000,000              6.00                  09/25/2008                         978,030
                                                                               ------------
                                                                               $  3,393,804
 ------------------------------------------------------------------------------------------
  TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS                                                                  $ 21,484,909
 ------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (cost $72,179,072)                                                           $ 72,195,393
 ------------------------------------------------------------------------------------------
  Agency Debentures - 6.3%
  Federal Home Loan Bank
  $ 1,000,000              5.68%                 12/03/2007                    $    997,400
  Financing Corp. Stripped Security (Principal Only)(e)
    2,000,000              6.42                  03/07/2013                         833,800
  Small Business Administration
    1,551,914              7.15                  03/01/2017(a)                    1,602,910
    1,281,532              7.50                  04/01/2017                       1,342,854
      749,462              7.30                  05/01/2017                         779,381
      978,201              6.30                  05/01/2018                         975,726
      974,890              6.30                  06/01/2018                         972,377
 ------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (cost $7,390,023)                                                            $  7,504,448
 ------------------------------------------------------------------------------------------
  Asset-Backed Securities - 15.3%
  AESOP Funding Series 1998-1, Class A(a)(f)
  $ 2,000,000              6.14%                 05/20/2006                    $  1,985,320
  AFC Series 1997-1, Class A(d)
      554,013              5.16                  03/25/2027                         553,094
  Americredit Automobile Receivables Series 1997-D, Class A3
    1,300,000              6.24                  09/05/2003                       1,308,593
  Arcadia Automobile Receivables Series 1998-C, Class A3(a)
    2,500,000              5.67                  01/15/2004                       2,479,688
  CPS Auto Grantor Trust Series 1996-3, Class A
    1,396,542              6.30                  08/15/2002                       1,401,639
  Fasco Auto Trust, Series 1996-1, Class A
      365,876              6.65                  11/15/2001                         368,649
  Fingerhut Master Trust Series 1998-2, Class A
    2,750,000              6.23                  02/15/2007                       2,761,990
  Fingerhut Master Trust, Series 1996-1, Class A
      275,333              6.45                  02/20/2002                         276,107
 ------------------------------------------------------------------------------------------

   Principal           Interest                   Maturity
    Amount               Rate                       Date                             Value
  Asset-Backed Securities - (continued)
  First Sierra Equipment Contract Trust Series 1998-1, Class A4
  $ 1,600,000              5.63%                 08/12/2004                    $  1,580,496
  MBNA Master Credit Card Trust Series 1998-C, Class A(a)
    2,000,000              5.01                  11/15/2005                       1,995,620
  Merrill Lynch Mortgage Investments, Inc. Series 1997-FF2, Class A(a)
    1,092,939              5.18                  08/25/2028                       1,091,232
  Merrill Lynch Mortgage Investments, Inc. Series 1997-FF3, Class
  A2(a)
    1,492,917              5.15                  11/20/2027                       1,488,718
  Mid State Trust, Series 4, Class A
      831,261              8.33                  04/01/2030                         883,412
  Olympic Automobile Receivables Trust, Series 1994-B, Class A2
      106,914              6.85                  06/15/2001                         106,921
 ------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (cost $18,305,621)                                                           $ 18,281,479
 ------------------------------------------------------------------------------------------
  Insured Revenue Bonds - 1.8%
  New Jersey Economic Development Authority Series A(a)
  $ 2,000,000              7.43%                 02/15/2029                    $  2,188,460
 ------------------------------------------------------------------------------------------
  TOTAL INSURED REVENUE BONDS
  (cost $2,000,000)                                                            $  2,188,460
 ------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 14.9%
  United States Treasury Bonds(a)
  $ 1,800,000              7.88%                 02/15/2021                    $  2,224,962
  United States Treasury Interest-Only Stripped Securities(e)
    2,110,000              5.69                  02/15/2009(a)                    1,219,601
      800,000              7.46                  11/15/2009                         440,992
    2,700,000              5.95                  05/15/2012                       1,262,250
    2,100,000              6.05                  02/15/2014                         872,361
  United States Treasury Notes
    2,200,000              5.75                  10/31/2002                       2,237,466
  United States Treasury Principal-Only Stripped Securities(e)
    1,900,000              5.49                  05/15/2005(a)                    1,374,821
    3,900,000              5.49                  08/15/2005                       2,781,012
    4,450,000              5.76                  11/15/2009                       2,419,376
    5,750,000              6.13                  02/15/2019                       1,747,713
    3,400,000              6.13                  05/15/2020(a)                      960,738
    1,300,000              5.96                  08/15/2026                         262,145
 ------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (cost $18,218,429)                                                           $ 17,803,437
 ------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

   Principal            Interest                     Maturity
    Amount                Rate                         Date                            Value
  Repurchase Agreement - 13.7%
  Joint Repurchase Agreement Account(a)
  $16,300,000               4.95%                   05/03/1999                   $ 16,300,000
 --------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (cost $16,300,000)                                                             $ 16,300,000
 --------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (cost $134,393,145)(g)                                                         $134,273,217
 --------------------------------------------------------------------------------------------
 Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost                                                           $   706,739
  Gross unrealized loss for investments in which
   cost exceeds value                                                            (1,251,633)
 --------------------------------------------------------------------------------------------
  Net unrealized loss                                                          $  (544,894)
 --------------------------------------------------------------------------------------------

 Futures contracts open at April 30, 1999 are as follows:

                                 Number of
                                 Contracts      Settlement   Unrealized
             Type             Long/(Short)(h)     Month      Gain (Loss)
 -----------------------------------------------------------------------
  Euro Dollars                        7       June 1999        (11,157)
  Euro Dollars                       (5)      September 1999     3,531
  Euro Dollars                       10       December 1999    (12,314)
  Euro Dollars                       10       September 2000    (1,564)
  2 Year U.S. Treasury Note           5       June 1999         (3,391)
  5 Year U.S. Treasury Note          34       June 1999        (24,950)
  10 Year U.S. Treasury Note         (5)      June 1999          3,250
  20 Year Long Term Bond            (13)      June 1999         29,449
 -----------------------------------------------------------------------
                                                               (17,146)
 -----------------------------------------------------------------------

 ------------------------------------------------------------------------------
 (a) Portions of these securities are segregated for open TBA purchases, forward sale contract, open futures contracts and futures margin requirements.

 (b) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
 (c) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to the amortization of related premiums.
 (d) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1999.
 (e) The interest rate disclosed for these securities represents effective yields to maturity.
 (f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,985,320 as of April 30, 1999.
 (g) The aggregate cost for federal income tax purposes is $134,818,111.
 (h) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. Each 2-Year U.S. Treasury Note contract represents $200,000 in notional par amount. The total notional amount and market value at risk are $38,200,000 and $14,532,919, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Performance Summary
April 30, 1999 (Unaudited)

 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made in Institutional shares on January 5, 1994 (commencement of operations) of the Goldman Sachs Core Fixed Income Fund. For comparative pur-poses, the performance of the Fund's benchmark (the Lehman Brothers Aggregate Bond Index ("Lehman Aggregate Index")) is shown. This performance data repre-sents past performance and should not be considered indicative of future per-formance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from Institu-tional shares due to differences in fees and loads.

 Core Fixed Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested January 5, 1994 to April 30, 1999.

                          [LINE GRAPH APPEARS HERE]

          Core Fixed Income Fund -- Institutional Shares   Lehman Aggregate Index
          ----------------------------------------------   ----------------------
1/5/94                     10,000                                10,000
Jan-94                     10,157                                10,135
Feb-94                      9,964                                 9,959
Mar-94                      9,759                                 9,713
Apr-94                      9,678                                 9,635
May-94                      9,672                                 9,634
Jun-94                      9,644                                 9,613
Jul-94                      9,825                                 9,804
Aug-94                      9,842                                 9,816
Sep-94                      9,710                                 9,672
Oct-94                      9,700                                 9,663
Nov-94                      9,680                                 9,642
Dec-94                      9,780                                 9,708
Jan-95                      9,957                                 9,900
Feb-95                     10,186                                10,136
Mar-95                     10,248                                10,198
Apr-95                     10,388                                10,341
May-95                     10,788                                10,741
Jun-95                     10,862                                10,819
Jul-95                     10,843                                10,795
Aug-95                     10,979                                10,926
Sep-95                     11,080                                11,032
Oct-95                     11,224                                11,175
Nov-95                     11,393                                11,343
Dec-95                     11,550                                11,502
Jan-96                     11,621                                11,578
Feb-96                     11,424                                11,376
Mar-96                     11,332                                11,297
Apr-96                     11,276                                11,233
May-96                     11,268                                11,211
Jun-96                     11,436                                11,361
Jul-96                     11,464                                11,392
Aug-96                     11,457                                11,372
Sep-96                     11,653                                11,570
Oct-96                     11,898                                11,827
Nov-96                     12,120                                12,029
Dec-96                     12,016                                11,918
Jan-97                     12,057                                11,955
Feb-97                     12,085                                11,984
Mar-97                     11,955                                11,851
Apr-97                     12,121                                12,029
May-97                     12,225                                12,143
Jun-97                     12,380                                12,288
Jul-97                     12,726                                12,620
Aug-97                     12,615                                12,512
Sep-97                     12,808                                12,696
Oct-97                     12,991                                12,880
Nov-97                     13,020                                12,940
Dec-97                     13,159                                13,070
Jan-98                     13,332                                13,238
Feb-98                     13,320                                13,227
Mar-98                     13,374                                13,273
Apr-98                     13,430                                13,342
May-98                     13,568                                13,469
Jun-98                     13,692                                13,583
Jul-98                     13,722                                13,612
Aug-98                     13,971                                13,834
Sep-98                     14,258                                14,157
Oct-98                     14,180                                14,083
Nov-98                     14,138                                14,162
Dec-98                     14,206                                14,205
Jan-99                     14,305                                14,307
Feb-99                     14,042                                14,057
Mar-99                     14,155                                14,135
Apr-99                     14,209                                14,179

    Average Annual Total
  Return through April 30,
            1999                 Since Inception Five Years One Year Six Months(a)
  Class A (commenced May 1,
  1997)
  Excluding sales charges             7.90%             n/a    5.45%         0.10%
  Including sales charges             5.43%             n/a    0.72%        -4.37%
 ---------------------------------------------------------------------------------
  Class B (commenced May 1,
  1997)
  Excluding contingent
  deferred sales charges              7.14%             n/a    4.67%        -0.26%
  Including contingent
  deferred sales charges              5.01%             n/a   -0.57%        -5.25%
 ---------------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges              6.07%             n/a    4.67%        -0.26%
  Including contingent
  deferred sales charges              6.07%             n/a    3.62%        -1.26%
 ---------------------------------------------------------------------------------
  Institutional Class (com-
  menced January 5, 1994)             6.83%           7.98%    5.80%         0.21%
 ---------------------------------------------------------------------------------
  Administration Class
  (commenced February 28, 1996)       6.75%             n/a    5.54%         0.18%
 ---------------------------------------------------------------------------------
  Service Class (commenced
  March 13, 1996)                     7.03%             n/a    5.28%         0.06%
 ---------------------------------------------------------------------------------

 (a) Not annualized.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal             Interest                     Maturity
    Amount                Rate                          Date                            Value
  Corporate Bonds - 34.4%
  Finance Bonds - 12.9%
  American General Finance Corp.
  $1,110,000              5.50%                      02/01/2002                   $  1,099,084
     780,000              5.75                       11/01/2003                        771,069
  Associates Corp. of North America
     950,000              5.75                       11/01/2003                        938,920
   1,000,000              6.00                       07/15/2005                        988,770
  Bank of New York, Inc.(a)
   1,100,000              7.88                       11/15/2002                      1,167,639
  BankAmerica Corp.
     300,000              7.75                       07/15/2002                        316,275
     400,000              7.50                       10/15/2002                        418,544
     730,000              7.88                       12/01/2002                        777,114
   1,200,000              9.20(a)                    05/15/2003                      1,332,353
  Capital One Bank
     600,000              6.66                       02/03/2000                        602,683
     400,000              6.88                       04/24/2000                        403,908
     800,000              6.58                       04/17/2001                        807,592
     650,000              6.15                       06/01/2001                        651,690
   1,000,000              6.48                       01/28/2002                      1,005,930
     330,000              7.15                       09/15/2006                        336,263
  Capital One Financial Corp.
     355,000              7.25                       12/01/2003                        352,590
  Chrysler Financial Co. LLC
     430,000              6.09                       04/06/2001                        434,012
  Citigroup, Inc.
     900,000              5.80                       03/15/2004                        891,945
  Comdisco, Inc.(a)
   2,200,000              6.13                       01/15/2003                      2,195,094
  Conseco Inc.
     840,000              7.88                       12/15/2000                        853,709
  Countrywide Capital Corp.
   1,080,000              8.05                       06/15/2027                      1,133,428
  Countrywide Funding Corp.
     125,000              6.08                       07/14/1999                        125,201
     250,000              8.43                       11/16/1999                        254,090
   1,000,000              6.97                       03/28/2003                      1,026,190
  Countrywide Home Loans, Inc.
     400,000              6.45                       02/27/2003                        403,468
  Developers Diversified Realty Corp.
   1,400,000              6.84                       12/16/2004                      1,336,692
  Dime Bancorp, Inc.
     810,000              6.38                       01/30/2001                        803,326
  ERP Operating LP(b)
     550,000              8.50                       05/15/1999                        550,473
  Ford Capital Corp.
     325,000              9.88                       05/15/2002                        360,126
  Ford Motor Credit Corp.
     150,000              6.00                       01/14/2003                        150,279
     740,000              6.13                       04/28/2003                        742,449
  General Motors Acceptance Corp.
     375,000              9.63                       12/15/2001                        409,410
   1,500,000              5.91                       03/11/2002                      1,500,840
 ---------------------------------------------------------------------------------------------

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Corporate Bonds - (continued)
  Finance Bonds - (continued)
  Homeside Lending, Inc.
  $  510,000              6.20%                      05/15/2003                     $    509,342
     400,000              6.75                       08/01/2004                          404,220
  Household Finance Co.
     900,000              5.88                       11/01/2002                          897,595
  Long Island Savings Bank(a)
   2,650,000              6.20                       04/02/2001                        2,652,809
  Meditrust, Inc.
     750,000              7.38                       07/15/2000                          724,350
     390,000              7.82                       09/10/2026                          354,155
  Merita Bank
     650,000              6.50                       04/01/2009                          640,939
  MIC Finance Trust(b)
     360,000              8.38                       02/01/2027                          350,797
  NationsBank Corp.
     700,000              6.38                       05/15/2005                          707,000
  Providian National Corp.
     705,000              6.65                       02/01/2004                          709,026
  PXRE Capital Trust I
     165,000              8.85                       02/01/2027                          142,085
  Security Pacific Corp.
     995,000             11.50                       11/15/2000                        1,078,680
  Signet Banking Corp.
     240,000              9.63                       06/01/1999                          240,629
  Simon Property Group LP
     345,000              6.63                       06/15/2003                          341,953
  The Money Store, Inc.
     630,000              7.30                       12/01/2002                          657,040
  World Financial Properties(b)
     481,688              6.91                       09/01/2013                          472,897
                                                                                    ------------
                                                                                    $ 36,024,673
 -----------------------------------------------------------------------------------------------
  Industrial Bonds - 18.8%
  360 Communications Co.
  $1,015,000              7.13%                      03/01/2003                     $  1,052,108
  Ametek, Inc.(b)
     600,000              7.20                       07/15/2008                          576,000
  Cable & Wireless Communications
   1,360,000              6.38                       03/06/2003                        1,362,924
  Cendant Corp.(a)
   1,100,000              7.50                       12/01/2000                        1,115,103
  Comcast Cellular(a)
   1,635,000              9.50                       05/01/2007                        1,849,594
  Continental Airlines, Inc.
     325,234              7.75                       07/02/2014                          350,156
     529,965              8.56                       07/02/2014                          587,508
  Delphi Auto Systems Corp.(i)
   1,300,000              6.13                       05/01/2004                        1,294,384
  Federated Department Stores
   1,400,000              8.50                       06/15/2003                        1,520,092
 -----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal            Interest                      Maturity
    Amount               Rate                          Date                            Value
  Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  Hertz Corp.
  $1,075,000             6.70%                      06/15/2002                   $  1,092,243
   1,200,000             6.00                       01/15/2003                      1,191,360
     500,000             7.00                       07/15/2003                        513,475
  Highwoods Realty LP
     835,000             6.75                       12/01/2003                        819,052
  Joseph E. Seagram & Sons, Inc.
     850,000             6.25                       12/15/2001                        854,072
  Liberty Property LP
     115,000             7.10                       08/15/2004                        112,977
  Nabsico, Inc.(a)
   1,650,000             6.00                       02/15/2011                      1,640,859
  News America Holdings, Inc.
   1,500,000             8.50                       02/15/2005                      1,642,095
     400,000             8.00                       10/17/2016                        428,884
     600,000             7.13                       04/08/2028                        585,090
  Northwest Airlines Corp.
     142,820             8.26                       03/10/2006                        145,856
   1,998,809             8.97(a)                    01/02/2015                      2,111,542
  Oryx Energy Co.
     800,000            10.00                       06/15/1999                        803,600
  Owens Corning
     745,000             7.50                       05/01/2005                        750,818
     300,000             7.70                       05/01/2008                        307,935
  Panamsat Corp.(a)
   2,650,000             6.13                       01/15/2005                      2,512,465
  Pep Boys--Manny, Moe & Jack
     550,000             6.75                       03/10/2004                        524,068
     100,000             6.52                       07/16/2007                         94,869
  Philip Morris Companies, Inc.
     550,000             8.75                       06/01/2001                        579,736
   2,250,000             7.13(a)                    08/15/2002                      2,312,010
  Raytheon Co.
     250,000             6.45                       08/15/2002                        253,433
   1,060,000             5.70                       11/01/2003                      1,046,994
  Safeway Inc.
     665,000             6.05                       11/15/2003                        663,530
  Sears Roebuck Acceptance Corp.
     500,000             6.41                       11/19/2002                        506,290
  Tele-Communications, Inc.
     100,000             7.38                       02/15/2000                        101,578
  Time Warner, Inc.
   2,850,000             9.63(a)                    05/01/2002                      3,137,366
     400,000             7.98                       08/15/2004                        432,308
   1,000,000             6.85                       01/15/2026                      1,019,540
  TKR Cable Inc.(a)
   4,195,000            10.50                       10/30/2007                      4,508,702
  Tyco International Group
     975,000             5.88                       11/01/2004                        964,616
   1,850,000             6.38                       06/15/2005                      1,866,521
  U.S. Air, Inc.
     528,545             6.76                       04/15/2008                        523,241
 --------------------------------------------------------------------------------------------

  Principal            Interest                      Maturity
    Amount               Rate                          Date                            Value
  Corporate Bonds - (continued)
  Industrial Bonds - (continued)
  USI American Holdings, Inc.
  $  150,000             7.25%                      12/01/2006                   $    148,319
  Viacom, Inc.
   2,250,000             6.75(a)                    01/15/2003                      2,294,573
     455,000             7.75                       06/01/2005                        483,433
  Videotron Group Ltd.
     835,000            10.63                       02/15/2005                        905,975
  Westinghouse Electric
     665,000             6.88                       09/01/2003                        676,531
  Williams Communications Solutions, Inc.(a)
   2,030,000             6.13                       02/15/2002                      2,030,995
  WMX Technologies, Inc.
   1,225,000             6.25                       10/15/2000                      1,232,338
     700,000             6.38                       12/01/2003                        705,243
                                                                                 ------------
                                                                                 $ 52,232,401
 --------------------------------------------------------------------------------------------
  Utility Bonds - 2.7%
  CE Electric UK Funding Co.(b)
  $1,000,000             6.85%                      12/30/2004                   $  1,013,887
  Central Maine Power Co.
     330,000             7.45                       08/30/1999                        331,502
  Edison Mission Energy Funding Corp.(b)
     127,554             6.77                       09/15/2003                        129,150
  Niagara Mohawk Power Corp.
     650,000             6.88                       04/01/2003                        668,220
     400,000             7.38                       08/01/2003                        419,176
     314,000             8.00                       06/01/2004                        338,313
  Salton Sea Funding
     100,671             7.02                       05/30/2000                        101,302
  Sprint Capital Corp.(i)
   1,440,000             5.88                       05/01/2004                      1,432,843
  Worldcom, Inc.
   1,400,000             6.25                       08/15/2003                      1,405,446
   1,125,000             6.40                       08/15/2005                      1,131,829
     450,000             8.88                       01/15/2006                        483,408
                                                                                 ------------
                                                                                 $  7,455,076
 --------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $96,128,668)                                                             $ 95,712,150
 --------------------------------------------------------------------------------------------
  Agency Debentures - 0.9%
  Small Business Administration(a)
  $2,437,225             6.30%                      06/01/2018                   $  2,430,943
 --------------------------------------------------------------------------------------------
  TOTAL AGENCY DEBENTURES
  (Cost $2,437,225)                                                              $  2,430,943
 --------------------------------------------------------------------------------------------
  Asset-Backed Securities - 11.5%
  Aames Mortgage Trust Series 1998 B(a)
  $3,500,000             6.46%                      09/15/2028                   $  3,486,875
  AESOP Funding Series 1998-1, Class A(a)(b)
   3,400,000             6.14                       05/20/2006                      3,375,044
 --------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

  Principal            Interest                      Maturity
    Amount               Rate                          Date                            Value
  Asset Backed Securities - (continued)
  AFC Series 1997-1, Class A(c)
  $  406,277             5.16%                      03/25/2027                   $    405,602
  Americredit Automobile Receivables Trust Series 1998-A, Class A3(a)
   2,500,000             5.88                       12/15/2003                      2,515,300
  Arcadia Automobile Receivables Trust Series 1998-E, Class A3(a)
   2,750,000             5.75                       10/15/2006                      2,720,460
  Chevy Chase Auto Receivables Trust Series 1995-2, Class A
      37,394             5.80                       06/15/2002                         37,476
  Discover Card Master Trust Series 1996-4, Class B(c)
     850,000             5.48                       10/16/2013                        843,353
  DVI Equipment Lease Trust 1996-1, Class A(b)
     499,979             6.55                       07/10/2004                        503,424
  Green Tree Financial Corp. Series 1998-6, Class M1(a)
   4,250,000             6.63                       06/01/2030                      4,166,318
  IMC Home Equity Loan Trust Series 1998-3, Class A8(a)
   5,200,000             6.34                       08/20/2029                      5,157,568
  Merrill Lynch Mortgage Investments, Inc. Series 1997-FF3, Class A2(c)
     933,262             5.15                       11/20/2027                        930,637
  Mid State Trust, Series 4, Class A(a)
   2,770,870             8.33                       04/01/2030                      2,944,706
  Olympic Automobile Receivables Trust, Series 1994-B, Class A2
      62,280             6.85                       06/15/2001                         62,284
  Union Acceptance Corp. Series 1999-A, Class A5(a)(c)
   5,000,000             5.87                       09/08/2006                      4,996,050
 --------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $32,411,517)                                                             $ 32,145,097
 --------------------------------------------------------------------------------------------
  Emerging Market Debt - 3.1%
  Corp. Andina de Fomento(a)
  $1,500,000             7.38%                      07/21/2000                   $  1,501,845
  Financiera Energy Nacional
     100,000             9.38(b)                    06/15/2006                         91,000
     500,000             9.38                       06/15/2006                        455,000
  Government of Poland
     310,000             4.00                       10/27/2024                        213,900
  Pemex Finance Ltd.
     200,000             8.02                       05/15/2007                        196,776
     700,000             9.15(b)                    11/15/2018                        690,452
  Petroleos Mexicanos(b)
     400,000             8.02                       05/15/2007                        393,552
  Republic of Colombia
     150,000             7.25                       02/15/2003                        138,000
     780,000            10.99                       08/13/2005                        742,950
  Republic of Korea
   1,530,000             8.88                       04/15/2008                      1,658,398
  Republic of Poland(c)
   1,260,000             5.00                       10/27/2014                      1,167,075
  YPF Sociedad Anonima
      80,587             7.00                       10/26/2002                         79,470
   1,449,377             7.50                       10/26/2002                      1,451,195
 --------------------------------------------------------------------------------------------
  TOTAL EMERGING MARKET DEBT
  (Cost $8,869,011)                                                              $  8,779,613
 --------------------------------------------------------------------------------------------

  Principal            Interest                     Maturity
    Amount               Rate                         Date                              Value
  Mortgage Backed Obligations - 42.9%
  Asset Securitization Corp. Series 1997 DR, Class A1D
  $  900,000             7.49%                     04/14/2029                      $   943,839
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2(a)
   3,100,000             6.60                      11/19/2007                        3,118,073
  Chase Commercial Mortgage Securities Corp. Series 1998-1, Class A2(a)
   3,000,000             6.56                      05/18/2008                        3,018,360
  Collateralized Mortgage Obligation Trust Series 63, Class Z
     801,359             9.00                      10/20/2020                          837,668
  Commercial Mortgage Acceptance Corp. Series 1998-C1, Class A2(a)
   2,200,000             6.49                      05/15/2008                        2,209,636
  Credit Suisse First Boston Series 1997-C2, Class A3(a)
   3,250,000             6.55                      11/17/2007                        3,278,113
  Federal Home Loan Mortgage Corp. (FHLMC)
     176,336             8.00                      08/01/2010                          182,093
     131,875             7.00                      10/01/2017                          132,164
     529,928             7.50                      06/01/2024                          544,830
   3,384,360             7.50(a)                   08/01/2027                        3,478,480
     694,262             7.00                      10/01/2027                          705,328
   1,106,926             7.00                      06/01/2028                        1,122,833
   1,919,051             7.00                      07/01/2028                        1,946,628
     736,409             7.00                      08/01/2028                          746,991
   1,025,414             6.00                      11/01/2028                          994,652
     234,676             7.00                      11/01/2028                          238,048
     833,121             7.50                      11/01/2028                          856,290
   1,077,562             7.00                      12/01/2028                        1,093,047
   2,264,917             6.00                      01/01/2029                        2,196,969
   1,487,443             7.00                      01/01/2029                        1,508,818
   6,438,844             6.00(a)                   02/01/2029                        6,245,678
   3,038,039             6.00                      02/01/2029                        2,946,898
   4,192,020             6.00                      03/01/2029                        4,066,258
     930,000             7.00                      04/01/2029                          943,987
   6,000,000             6.00                      TBA-15 Yr(d)                      5,953,125
  14,000,000             6.50                      TBA-30 Yr(d)                     13,921,180
   8,000,000             7.00                      TBA-30 Yr(d)                      8,114,960
  Federal National Mortgage Association (FNMA)
      74,986             6.50                      02/01/2026                           74,587
     223,072             6.50                      08/01/2026                          221,885
     164,645             6.50                      09/01/2027                          163,563
     319,165             6.50                      10/01/2027                          317,068
   2,048,774             6.50                      11/01/2027                        2,035,314
   2,314,691             6.50                      12/01/2027                        2,299,639
     775,908             6.50                      02/01/2028                          770,811
     780,574             6.50                      04/01/2028                          775,446
     337,309             6.50                      06/01/2028                          335,092
   1,159,409             6.50                      07/01/2028                        1,151,791
     172,137             6.50                      08/01/2028                          171,006
   1,059,219             6.50                      09/01/2028                        1,052,259
   5,000,000             6.00                      TBA-15 Yr(d)                      4,960,938
  FHLMC Series 16, Class PG(a)
   1,000,000             6.35                      03/25/2018                        1,007,500
 ---------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE FIXED INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

  Principal             Interest                      Maturity
    Amount                Rate                          Date                              Value
  Mortgage Backed Obligations - (continued)
  FHLMC Series 2055, Class OD
  $2,000,000              6.00%                      12/15/2007                     $  1,966,860
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
     600,000              7.30                       12/18/2006                          623,718
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C2,
  Class A2
   1,000,000              6.60                       11/18/2029                        1,005,500
  FNMA Remic Trust 1991-31, Class PJ
     750,000              6.55                       10/25/2020                          755,288
  FNMA Remic Trust 1992-24, Class N(e)
      18,755             19.03                       03/25/2007                          271,834
  FNMA Remic Trust 1993-138, Class SM(a)(c)
   3,000,000             10.94                       12/25/2021                        3,169,470
  FNMA Remic Trust 1997-70, Class AB
   1,250,000              6.50                       09/25/2022                        1,228,225
  Government National Mortgage Association (GNMA)
     215,915              8.00                       02/15/2017                          226,441
      22,038              7.00                       11/15/2022                           22,417
     816,501              7.00                       12/15/2022                          830,536
     545,099              7.00                       01/15/2023                          554,769
     128,713              7.00                       03/15/2023                          131,045
     444,958              7.50                       03/15/2023                          459,419
   1,697,111              7.00                       05/15/2023                        1,725,757
      27,849              7.00                       06/15/2023                           28,319
   1,800,561              7.00                       07/15/2023                        1,830,955
     576,651              7.00                       08/15/2023                          586,384
      84,429              7.50                       08/15/2023                           87,173
   1,425,372              7.00                       10/15/2023                        1,449,432
      32,377              7.00                       11/15/2023                           32,924
   1,118,051              7.00                       12/15/2023                        1,136,924
     293,551              6.50                       06/15/2028                          291,622
     288,752              6.50                       09/15/2028                          286,855
   2,989,345              6.50                       01/15/2029                        2,969,705
     998,888              6.50                       02/15/2029                          992,325
   1,417,896              6.50                       04/15/2029                        1,408,580
  Merrill Lynch Mortgage Investors, Inc. Series 1998-C2, Class A2(a)
   3,690,000              6.39                       02/15/2030                        3,680,037
  Morgan Stanley Capital Commercial Mortgage, Inc.
  Series 1997-C1
     900,000              7.46                       05/15/2006                          925,686
  Prudential Home Mortgage Securities Corp. 1992-39 A8(c)
   1,000,000              8.63                       12/25/2007                        1,042,180
  Residential Asset Securitization Trust Series 1997-A3, Class A4(a)
   3,000,000              7.75                       05/25/2027                        3,039,360
 -----------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $119,509,069)                                                               $119,441,585
 -----------------------------------------------------------------------------------------------

   Principal            Interest                      Maturity
    Amount                Rate                          Date                            Value
  Sovereign Credit - 1.3%
  Province of Quebec
  $   520,000            13.25%                      09/15/2014                   $    558,054
      835,000             7.50                       07/15/2023                        908,405
      320,000             5.74(c)                    03/02/2026                        336,666
  State of Israel
      370,000             6.38                       12/15/2005                        363,285
    6,000,000             6.29(j)                    05/15/2023                      1,321,380
 ---------------------------------------------------------------------------------------------
  TOTAL SOVEREIGN CREDIT
  (Cost $3,706,741)                                                                  3,487,790
 ---------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 1.6%
  United States Treasury Principal-Only Stripped Securities(a)(f)
  $11,450,000             6.13%                      02/15/2019                   $  3,480,228
    4,200,000             5.96                       08/15/2026                        846,930
 ---------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $4,451,426)                                                               $  4,327,158
 ---------------------------------------------------------------------------------------------
  Repurchase Agreement - 13.1%
  Joint Repurchase Agreement Account(a)
  $36,400,000             4.95%                      05/03/1999                   $ 36,400,000
 ---------------------------------------------------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $36,400,000)                                                              $ 36,400,000
 ---------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $303,913,657)(g)                                                          $302,724,336
 ---------------------------------------------------------------------------------------------

  Federal Income
  Tax Information:
  Gross unrealized
  gain for
  investments in
  which value
  exceeds cost      $ 1,014,326
  Gross unrealized
  loss for
  investments in
  which
  cost exceeds
  value              (2,486,088)
 -------------------------------
  Net unrealized
  loss              $(1,471,762)
 -------------------------------

  Futures contracts open at April 30, 1999 are as follows:
                                 Number of
                                 Contracts      Settlement    Unrealized
             Type             Long/(Short)(h)     Month      Gain (Loss)
 ---------------------------------------------------------------------------
  Euro Dollars                       23       June 1999       (21,634)
  Euro Dollars                       15       September 1999  (21,470)
  Euro Dollars                       20       December 1999   (39,502)
  Euro Dollars                       25       March 2000      (7,596)
  5 Year U.S. Treasury Note        (268)      June 1999       213,759
  10 Year U.S. Treasury Note         28       June 1999       (30,803)
  20 Year Long Term Bond            256       June 1999       (416,922)
 ---------------------------------------------------------------------------
                                                              (324,168)
 ---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND


 ------------------------------------------------------------------------------
 (a) Portions of these securities are segregated for open TBA purchases, when-issued securities, open futures contracts and futures margin requirements.

 (b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $8,146,676 as of April 30, 1999.

 (c) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1999.

 (d) TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally +/ -2.5%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

 (e) Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated coupon due to amortization of related premiums.

 (f) The interest rate disclosed for these securities represents effective yield to maturity.

 (g) The aggregate cost for federal income tax purposes is $304,196,098.

 (h) Each Euro Dollar contract represents $1,000,000 in notional par value. Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $138,200,000 and $83,422,925, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 (i) When-issued security.

 (j) This security is issued with a zero-coupon. The interest rate disclosed for this security represents effective yield to maturity.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Performance Summary
April 30, 1999 (Unaudited)

 The following graph shows the value as of April 30, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 4.5%) in Class A shares on September 1, 1991 of the Goldman Sachs Global Income Fund. For comparative purposes, the performance of the Fund's benchmark (the J.P. Morgan Global Government Bond Index hedged to U.S. Dollars (the "J.P. Morgan GGB Index - $ Hedged")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

 Global Income Fund's Lifetime Performance

 Growth of a $10,000 Investment, Distributions Reinvested September 1, 1991 to April 30, 1999.(a)

[CHART APPEARS HERE]
      Global Income   J.P. Morgan GGB         Global Income   J.P. Morgan GGB
      Fund Class A    Index-$ Hedged          Fund Class A    Index-$ Hedged
      ------------    --------------          ------------    --------------

9/1/91    9,550           10,000       Jan-98     16,068          17,487
Sep-91    9,640           10,174       Feb-98     16,100          17,559
Oct-91    9,686           10,263       Mar-98     16,273          17,674
Nov-91    9,689           10,327       Apr-98     16,354          17,760
Dec-91    9,810           10,583       May-98     16,566          18,327
Jan-92    9,857           10,546       Jun-98     16,604          18,458
Feb-92    9,857           10,584       Jul-98     16,719          18,576
Mar-92    9,768           10,517       Aug-98     17,043          19,000
Apr-92    9,827           10,578       Sep-98     17,523          19,484
May-92    9,896           10,721       Oct-98     17,374          19,440
Jun-92   10,125           10,799       Nov-98     17,491          19,578
Jul-92   10,357           10,918       Dec-98     17,514          19,578
Aug-92   10,678           10,974       Jan-99     17,702          19,775
Sep-92   10,550           11,129       Feb-99     17,388          19,511
Oct-92   10,536           11,156       Mar-99     17,520          19,690
Nov-92   10,514           11,130       Apr-99     17,641          19,874
Dec-92   10,545           11,288
Jan-93   10,623           11,457
Feb-93   10,886           11,671
Mar-93   10,763           11,695
Apr-93   10,849           11,745
May-93   10,928           11,766
Jun-93   11,193           12,006
Jul-93   11,338           12,103
Aug-93   11,483           12,352
Sep-93   11,491           12,404
Oct-93   11,668           12,509
Nov-93   11,633           12,500
Dec-93   11,878           12,660
Jan-94   11,957           12,702
Feb-94   11,561           12,432
Mar-94   11,362           12,258
Apr-94   11,298           12,167
May-94   11,217           12,089
Jun-94   11,136           12,013
Jul-94   11,250           12,145
Aug-94   11,185           12,085
Sep-94   11,152           12,027
Oct-94   11,144           12,050
Nov-94   11,202           12,132
Dec-94   11,252           12,147
Jan-95   11,369           12,314
Feb-95   11,580           12,516
Mar-95   11,826           12,697
Apr-95   11,963           12,880
May-95   12,340           13,324
Jun-95   12,288           13,340
Jul-95   12,297           13,430
Aug-95   12,489           13,556
Sep-95   12,612           13,732
Oct-95   12,824           13,901
Nov-95   13,073           14,167
Dec-95   13,251           14,321
Jan-96   13,471           14,465
Feb-96   13,250           14,258
Mar-96   13,255           14,288
Apr-96   13,383           14,365
May-96   13,426           14,418
Jun-96   13,546           14,555
Jul-96   13,609           14,636
Aug-96   13,720           14,753
Sep-96   14,026           15,034
Oct-96   14,246           15,303
Nov-96   14,525           15,589
Dec-96   14,500           15,552
Jan-97   14,569           15,684
Feb-97   14,669           15,754
Mar-97   14,549           15,644
Apr-97   14,704           15,835
May-97   14,730           15,941
Jun-97   14,968           16,177
Jul-97   15,258           16,522
Aug-97   15,202           16,464
Sep-97   15,535           16,740
Oct-97   15,622           16,925
Nov-97   15,710           17,033
Dec-97   15,897           17,242

  Average Annual Total
  Return through April 30,
  1999                       Since Inception Five Years One Year Six Months(b)
  Class A (commenced August
  2, 1991)
  Excluding sales charges         8.32%           9.32%    7.87%         1.54%
  Including sales charges         7.67%           8.32%    3.01%        -3.05%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred sales charges          9.08%             n/a    7.35%         1.23%
  Including contingent
  deferred sales charges          8.06%             n/a    2.05%        -3.83%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges          8.79%             n/a    7.38%         1.31%
  Including contingent
  deferred sales charges          8.79%             n/a    6.32%         0.30%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced August 1, 1995)         10.72%             n/a    8.55%         1.86%
 -----------------------------------------------------------------------------
  Service Class (commenced
  March 12, 1997)                 9.12%             n/a    8.03%         1.61%
 -----------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following commencement of operations.
 (b) Not annualized.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

      Principal             Interest                 Maturity
      Amount(a)               Rate                     Date                        Value
 Foreign Debt Obligations - 51.1%
  British Pound Sterling - 16.1%
  Abbey National Treasury(b)
  BPS     4,000,000           8.00%                 04/02/2003               $  6,937,917
  Bank Nederlandse Gemeenten
          2,500,000           6.38                  03/30/2005                  4,203,090
  Standard Chartered Bank
          1,500,000           6.75                  04/27/2009                  2,423,667
  United Kingdom Treasury
         23,000,000           9.50                  10/25/2004                 44,975,245
         12,000,000           7.75                  09/08/2006                 22,730,639
          5,100,000           7.25                  12/07/2007                  9,624,094
                                                                             ------------
                                                                             $ 90,894,652
 ----------------------------------------------------------------------------------------
  Euro Currency - 22.4%
  Baden Wuerttemberg Finance
  DEM    10,000,000           5.38%                 02/05/2010               $  5,864,908
  Citicorp.
  DEM     4,500,000           6.25                  09/19/2009                  2,745,340
  DEM     1,100,000           5.50                  06/30/2010                    634,306
  Federal Republic of Germany
  EUR    13,000,000           6.00                  01/04/2007                 15,806,998
  DEM    13,500,000           6.25                  01/04/2024                 17,137,527
  Gallaher Group
  DEM    10,300,000           5.88                  08/06/2008                  5,764,163
  Government of France
  EUR    27,000,000           4.50(b)               07/12/2003                 30,030,377
  EUR     6,300,000           5.50                  10/25/2007                  7,490,670
  EUR     1,500,000           8.50(b)               04/25/2023                  2,417,257
  Halifax
  DEM     5,000,000           5.63                  07/23/2007                  2,964,097
  Kingdom of Denmark
  DKK    95,100,000           8.00                  05/15/2003                 15,795,899
  DKK    30,000,000           8.00                  03/15/2006                  5,245,855
  Merrill Lynch and Co., Inc.
  DEM     2,500,000           5.38                  01/04/2009                  1,411,222
  Republic of Italy
  EUR     8,200,000           6.75                  07/01/2007                 10,267,258
  EUR     2,000,000           6.50                  11/01/2027                  2,559,024
                                                                             ------------
                                                                             $126,134,901
 ----------------------------------------------------------------------------------------
  Japanese Yen - 10.6%
  Asian Development Bank(b)
  JPY 1,300,000,000           5.63%                 02/18/2002               $ 12,492,944
  European Investment Bank
        680,000,000           2.13                  09/20/2007                  6,091,170
  Government of Japan
      3,530,000,000           0.90                  12/22/2008                 27,982,212
  International Bank for Reconstruction and Development
        400,000,000           4.50                  06/20/2000                  3,514,316
        350,000,000           5.25                  03/20/2002                  3,344,903
         40,000,000           2.00                  02/18/2008                    357,452
  Republic of Italy
        550,000,000           5.13                  07/29/2003                  5,497,186
                                                                             ------------
                                                                             $ 59,280,183
 ----------------------------------------------------------------------------------------

    Principal              Interest                    Maturity
    Amount(a)                Rate                        Date                            Value
 Foreign Debt Obligations - (continued)
  New Zealand Dollar - 0.9%
  Government of New Zealand
  NZD  7,600,000             8.00%                    11/15/2006                   $  4,863,321
 ----------------------------------------------------------------------------------------------
  Swedish Krona - 1.1%
  Kingdom of Sweden
  SEK 36,000,000             9.00%                    04/20/2009                   $  5,939,279
 ----------------------------------------------------------------------------------------------
  TOTAL FOREIGN DEBT OBLIGATIONS
  (Cost $295,761,970)                                                              $287,112,336
 ----------------------------------------------------------------------------------------------
 Asset-Backed Securities - 2.7%
  American Business Financial Services Series 1998-2, Class A6
  USD  2,250,000             6.46%                    09/25/2029                   $  2,261,250
  AESOP Funding Series 1998-1, Class A(c)
       1,000,000             6.14                     05/20/2006                        992,660
  AFC Home Equity Loan Trust Series 1997-1, Class A(d)
         554,013             5.16                     03/25/2027                        553,094
  ALAC Automobile Receivable Trust Series 1997-1, Class A(c)
         183,920             6.29                     12/15/2002                        184,796
  Americredit Automobile Receivables Series 1997-D, Class A3
         450,000             6.24                     09/05/2003                        452,975
  Arcadia Automobile Receivables Series 1997-D, Class A4
         950,000             6.35                     11/15/2005                        960,420
  Arcadia Automobile Receivables Series 1998-C, Class A3
       1,000,000             5.67                     08/15/2006                        991,875
  Bank Boston Home Equity Loan Trust Series 1998-2, Class A7
       1,750,000             6.14                     06/25/2013                      1,726,279
  CIT RV Trust Series 1995-B, Class A
         145,459             6.50                     04/15/2011                        146,892
  Citibank Credit Card Master Trust I Series 1998-3, Class A
       1,000,000             5.80                     02/07/2005                        997,810
  Fingerhut Master Trust Series 1998-2, Class A
       1,000,000             6.23                     02/15/2007                      1,004,360
  First Sierra Equipment Contract Trust Series 1998-1, Class A4
         900,000             5.63                     08/12/2004                        889,029
  Mid State Trust Series 4, Class A
       1,231,504             8.33                     04/01/2030                      1,308,765
  Nissan Auto Receivables Series 1995-A, Class A
         286,054             6.10                     08/15/2001                        286,054
  UCFC Home Equity Loan Trust Series 1997-D, Class A8(d)
         602,071             5.15                     12/15/2027                        599,061
  Union Financial Services Series 1998-A, Class A9
       2,000,000             5.73                     12/01/2005                      1,942,680
 ----------------------------------------------------------------------------------------------
  TOTAL ASSET-BACKED SECURITIES
  (Cost $15,355,567)                                                               $ 15,298,000
 ----------------------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

   Principal             Interest                      Maturity
   Amount(a)               Rate                          Date                              Value
  Corporate Bonds - 18.2%
  360 Communications Co.
  USD 300,000              7.13%                      03/01/2003                     $    310,968
  American General Financial
      490,000              5.75                       11/01/2003                          484,390
  Ameritech Capital Funding
    4,000,000              5.88                       02/19/2003                        3,998,000
  Ametek, Inc.(c)
      130,000              7.20                       07/15/2008                          124,800
  Associates Corp. of North America
      750,000              5.75                       11/01/2003                          741,253
  BankAmerica Corp.
      900,000              7.75                       07/15/2002                          948,825
      300,000              9.20                       05/15/2003                          333,088
  Bayerische Landesbank Girozentrale
    4,500,000              6.63                       06/25/2007                        4,608,720
  Beneficial Corp.
      500,000              6.43                       04/10/2002                          505,965
  British Sky Broadcasting Group
    1,300,000              6.88                       02/23/2009                        1,291,667
  Cable & Wireless Communications
      565,000              6.38                       03/06/2003                          566,215
  Capital One Bank
      275,000              6.39                       03/05/2001                          276,768
      250,000              6.48                       01/28/2002                          251,483
  CE Electric UK Funding Co.(c)
      180,000              6.85                       12/30/2004                          182,500
  Cendant Corp.
      310,000              7.50                       12/01/2000                          314,256
  Chelsea GCA Realty
      250,000              7.75                       01/26/2001                          249,248
  Chrysler Financial Co. LLC
      445,000              6.09                       04/06/2001                          449,152
  Citigroup, Inc.
      300,000              5.80                       03/15/2004                          297,315
  Comdisco, Inc.
      450,000              6.13                       01/15/2003                          448,997
  Conoco, Inc.
    3,100,000              5.90                       04/15/2004                        3,073,247
  Conseco Inc.
      225,000              7.88                       12/15/2000                          228,672
  Continental Airlines, Inc.
      289,073              6.54                       09/15/2009                          288,790
  Countrywide Home Loans, Inc.
      450,000              6.45                       02/27/2003                          453,902
      200,000              6.84                       10/22/2004                          204,686
  Delphi Auto Systems Corp.(h)
    1,175,000              6.13                       05/01/2004                        1,169,924
  Developers Diversified Realty
      125,000              6.84                       12/16/2004                          119,348
  Dime Bancorp, Inc.
      215,000              6.38                       01/30/2001                          213,228
  Federated Department Stores, Inc.
      350,000              8.13                       10/15/2002                          372,281
  Ford Motor Credit Corp.
    5,000,000              6.13                       04/28/2003                        5,016,550

 ------------------------------------------------------------------------------

    Principal             Interest                    Maturity
    Amount(a)               Rate                        Date                            Value
  Corporate Bonds - (continued)
  General Motor Acceptance Corp.
  USD 2,500,000             5.50%                    01/14/2002                   $  2,479,875
        770,000             5.75                     11/10/2003                        760,683
  Hertz Corp.
        485,000             6.70                     06/15/2002                        492,779
        250,000             6.00                     01/15/2003                        248,200
  Homeside Lending, Inc.
        400,000             6.20                     05/15/2003                        399,484
  Household Financial Corp.
      6,000,000             6.00                     05/01/2004                      5,968,200
  Imperial Tobacco Overseas BV
      2,800,000             7.13                     04/01/2009                      2,780,400
  Instituto de Credito Oficial
      3,000,000             6.00                     05/19/2008                      3,021,000
  International Bank for Reconstruction and Development
      3,000,000             5.75                     02/06/2008                      2,954,667
  Joseph E. Seagram & Sons, Inc.
        175,000             6.25                     12/15/2001                        175,838
  KFW International Finance
      3,000,000             5.75                     01/15/2008                      2,975,163
  Liberty Property LP
        235,000             6.97                     12/11/2003                        250,226
  Lloyds Bank
      2,900,000             7.75                     06/18/2007                      5,238,372
  Long Island Savings Bank
        300,000             7.00                     06/13/2002                        306,411
  MEPC Finance Inc.
      1,500,000             7.50                     05/01/2003                      1,562,280
  Merita Bank
        200,000             6.50                     04/01/2009                        197,212
  Merrill Lynch and Company, Inc.
      3,400,000             6.00                     02/12/2003                      3,408,976
  Nabsico, Inc.
        700,000             6.00                     02/15/2011                        696,122
  NationsBank Corp.
        200,000             6.38                     05/15/2005                        202,000
  Nederlandse Waterschapsbank
      5,000,000             6.13                     02/13/2008                      4,996,190
  News America Holdings, Inc.
        400,000             8.50                     02/15/2005                        437,892
        200,000             6.63                     01/09/2008                        199,838
         65,000             8.00                     10/17/2016                         69,694
        100,000             7.13                     04/08/2028                         97,515
  Niagara Mohawk Power Corp.
        250,000             6.88                     04/01/2003                        257,008
        275,000             8.00                     06/01/2004                        296,293
  North American Capital Corp.
      1,300,000             8.25                     11/17/2003                      2,223,219
  Northwest Airlines Corp.
        237,953             8.97                     01/02/2015                        251,373
        268,423             7.67                     07/02/2016                        276,548
  Ontario Hydro
      3,000,000             6.10                     01/30/2008                      3,006,000
  Oryx Energy Co.
         40,000            10.00                     06/15/1999                         40,180
        155,000             9.50                     11/01/1999                        157,423
 ---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND

   Principal             Interest                        Maturity
   Amount(a)               Rate                            Date                            Value
  Corporate Bonds - (continued)
  Owens Corning
  USD 150,000              7.50%                        05/01/2005                     $  151,172
       75,000              7.70                         05/01/2008                         76,984
  Panamsat Corp.
      755,000              6.13                         01/15/2005                        715,816
  Paramount Communications
      300,000              7.50                         01/15/2002                        310,236
  Pep Boys--Manny, Moe & Jack
      480,000              6.75                         03/10/2004                        457,368
  Philip Morris Companies, Inc.
      180,000              9.00                         01/01/2001                        188,737
      100,000              8.75                         06/01/2001                        105,407
      350,000              7.00                         07/15/2005                        357,623
       95,000              6.95                         06/01/2006                         97,152
  Providian National Corp.
      250,000              6.65                         02/01/2004                        251,428
  Province of Quebec
      235,000              7.50                         07/15/2023                        255,659
       80,000              5.74(d)                      03/02/2026                         84,166
  Prudential Insurance Company of America
    3,500,000              6.38                         07/23/2006                      3,466,750
  Raytheon Co.
       85,000              6.30                         08/15/2000                         85,637
      375,000              5.70                         11/01/2003                        370,399
  Rothmans Netherlands Holdings
    3,300,000              6.50                         05/06/2003                      3,292,410
  Safeway, Inc.
      315,000              5.88                         11/15/2001                        314,307
      170,000              6.05                         11/15/2003                        169,624
  Salton Sea Funding
      127,575              7.02                         05/30/2000                        128,374
  Sears Roebuck Acceptance Corp.
      240,000              6.72                         09/17/2003                        245,575
  Simon Property Group LP
      450,000              6.63                         06/15/2003                        446,026
  Sprint Capital Corp.
      350,000              5.70                         11/15/2003                        343,847
    7,000,000              6.38(h)                      05/01/2009                      6,946,100
  Tele-Communications, Inc.
      655,000              8.25                         01/15/2003                        707,400
  The Money Store, Inc.
      225,000              7.30                         12/01/2002                        234,657
  Time Warner, Inc.
      450,000              7.95                         02/01/2000                        457,974
      900,000              9.63                         05/01/2002                        990,747
      250,000              6.85                         01/15/2026                        254,885
  TKR Cable, Inc.
      220,000             10.50                         10/30/2007                        236,452
  Tyco International Group SA
      385,000              5.88                         11/01/2004                        380,900
      190,000              6.38                         06/15/2005                        191,697
    3,000,000              6.13                         11/01/2008                      2,873,100
  U.S. Airways(c)
      250,000              6.82                         07/30/2014                        221,411
  Viacom, Inc.
      450,000              7.75                         06/01/2005                        478,121
  Videotron Group Ltd.
      165,000             10.63                         02/15/2005                        179,025
 ------------------------------------------------------------------------------------------------

   Principal             Interest                      Maturity
   Amount(a)               Rate                          Date                              Value
  Corporate Bonds - (continued)
  Westinghouse Electric
  USD 170,000              6.88%                      09/01/2003                     $    172,948
  Williams Communications Solutions, Inc.
      200,000              6.13                       02/01/2001                          200,688
      390,000              6.13                       02/15/2002                          390,191
  Worldcom, Inc.
      805,000              6.13                       08/15/2001                          809,017
      380,000              6.40                       08/15/2005                          382,307
 ------------------------------------------------------------------------------------------------
  TOTAL CORPORATE BONDS
  (Cost $102,642,572)                                                                $101,973,616
 ------------------------------------------------------------------------------------------------
  Mortgage Backed Obligations - 4.2%
  Asset Securitization Corp. Series 1997-D5, Class A1
  USD 450,000              6.66%                      02/14/2041                     $    454,311
  Chase Commercial Mortgage Securities Corp. Series 1997-1, Class A2
      300,000              7.37                       02/19/2007                          312,144
  Chase Commercial Mortgage Securities Corp. Series 1997-2, Class A2
    2,300,000              6.60                       11/19/2007                        2,313,409
  CMC Securities Corp. IV Series 1997-2, Class IA13
    2,450,000              6.60                       11/25/2027                        2,447,697
  Country Wide Funding Corp. Series 1994-2, Class A
    1,000,000              6.50                       02/25/2009                          997,810
  First Union Commerial Mortgage Trust Class 1999-C1
    1,500,000              6.07                       10/15/2008                        1,459,288
  First Union-Lehman Brothers Commercial Mortgage Services Series 1997-C1,
  Class A2
      200,000              7.30                       12/18/2006                          207,906
  General Electric Capital Mortgage Services Series 1994-2, Class AB(d)
      968,367              6.69                       01/25/2009                          994,387
  General Electric Capital Mortgage Services Series 1994-2, Class A9
      564,879              4.82                       01/25/2009                          519,723
  General Motors Acceptance Corp. Series 1997-C1, Class A
      450,000              6.85                       09/15/2006                          459,765
  Government National Mortgage Association (GNMA)
      132,307              9.00                       03/15/2005                          137,599
      127,782              9.00                       02/15/2006                          133,053
      454,265              9.00                       02/15/2010                          474,139
      802,575              6.00                       01/15/2011                          801,572
      472,683              7.50                       01/15/2023                          488,046
       90,912              7.50                       04/15/2023                           93,866
       75,589              7.50                       05/15/2023                           78,045
      606,091              7.00                       07/15/2023                          616,321
      605,017              7.00                       08/15/2023                          615,230
      177,010              7.50                       08/15/2023                          182,762
      313,394              7.00                       09/15/2023                          318,685
      455,288              7.00                       10/15/2023                          462,973
      221,573              7.00                       11/15/2023                          225,314
      481,659              7.50                       12/15/2023                          497,313
    1,500,586              6.00                       11/15/2028                        1,453,212
    3,488,176              6.00                       12/15/2028                        3,378,054

 ------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INCOME FUND

Statement of Investments
April 30, 1999 (Unaudited)

    Principal            Interest                    Maturity
    Amount(a)              Rate                        Date                          Value
  Mortgage Backed Obligations - (continued)
  Merrill Lynch Mortgage Investors, Inc. Series
  1998-C2, Class A2
  USD   750,000            6.39%                    02/15/2030                 $    747,975
  Morgan Stanley Capital Commercial Mortgage, Inc.
  Series 1997-C1
        650,000            7.46                     05/15/2006                      668,551
  Structured Mortgage Securities Corp. Series 1994-1,
  Class A1(d)
      2,000,000            6.59                     05/25/2009                    2,007,220
 ------------------------------------------------------------------------------------------
  TOTAL MORTGAGE BACKED OBLIGATIONS
  (Cost $23,624,985)                                                           $23,546,370
 ------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 12.7%
  United States Treasury Bonds
  USD 5,000,000            5.63%                    10/31/1999                 $  5,019,550
     11,198,220            3.63                     01/15/2008                   10,960,258
     12,300,000           11.25(b)                  02/15/2015                   19,095,750
      1,050,000            7.88                     02/15/2021                    1,297,895
      3,000,000            6.75                     08/15/2026                    3,344,520
  United States Treasury Interest-Only Stripped Securities(e)
        900,000            5.69                     02/15/2009                      520,209
        400,000            6.04                     02/15/2014                      166,164
  United States Treasury Notes
      5,000,000            5.38                     01/31/2000                    5,018,750
     12,200,000            6.13                     08/15/2007                   12,760,468
      6,000,000            5.63                     05/15/2008                    6,090,000
  United States Treasury Principal-Only Stripped Securities(e)
      2,700,000            5.47                     08/15/2005                    1,925,316
      1,700,000            6.13                     11/15/2018                      525,164
      4,950,000            6.13                     02/15/2019                    1,504,553
      9,860,000            6.12                     05/15/2020                    2,786,140
      1,700,000            5.96                     08/15/2026                      342,805
 ------------------------------------------------------------------------------------------
  TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $73,093,479)                                                           $ 71,357,542
 ------------------------------------------------------------------------------------------

    Principal              Interest                    Maturity
    Amount(a)                Rate                        Date                            Value
  Short-term Obligations - 6.9%
  State Street Bank & Trust Time Deposit
  USD 38,860,000             4.88%                    05/03/1999                   $ 38,860,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (Cost $38,860,000)                                                               $ 38,860,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $549,338,573)(f)                                                           $538,147,864
 ----------------------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
 Futures contracts open at April 30, 1999 are as follows:

                                Number of
                                 Contracts      Settlement   Unrealized
  Type                        Long (Short)(g)     Month      Gain (Loss)
 -----------------------------------------------------------------------
  Euro Dollars                       36       June 1999       $  (3,575)
  Euro Dollars                        5       September 1999      1,875
  Euro Dollars                        7       March 2000        (18,113)
  Euro Dollars                        7       June 2000         (17,412)
  5 Year U.S. Treasury Note         (71)      June 1999          66,203
  10 Year U.S. Treasury Note        (29)      June 1999          33,719
  20 Year Long Term Bond             98       June 1999        (263,625)
 -----------------------------------------------------------------------
                                                              $(200,928)
 -----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND



--------------------------------------------------------------------------------
  Federal Income Tax Information:
  Gross unrealized gain for investments in which
   value exceeds cost                                              $  1,611,674
  Gross unrealized loss for investments in which
   cost exceeds value                                               (14,208,491)
--------------------------------------------------------------------------------
  Net unrealized loss                                              $(12,596,817)
--------------------------------------------------------------------------------
 (a) The principal amount of each security is stated in the currency in which the bond is denominated. See below.
 BPS=British Pound Sterling
 DKK=Danish Krone
 DEM=Deutschemark
 EUR=Euro Currency
 JPY=Japanese Yen
 NZD=New Zealand Dollars
 SEK=Swedish Krona
 USD=United States Dollar
 Effective January 1, 1999, bonds denominated in DEM and DKK are valued using the Euro Currency to U.S. Dollar conversion rate.
 (b) A portion of this security is segregated for open futures, futures margin requirements, and when-issued securities.
 (c) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $1,706,167 as of April
     30, 1999.
 (d) Variable rate security. Coupon rate disclosed is that which is in effect at April 30, 1999.
 (e) The interest rate disclosed for these securities represents effective yield to maturity.
 (f) The aggregate cost for federal income tax purposes is $550,744,681.
 (g) Each Euro Dollar contract represents $1,000,000 in notional par value.
     Each 5-Year and 10-Year U.S. Treasury Note and each U.S. 20-Year Long
     Term Bond contract represents $100,000 in notional par value. The total notional amount and market value at risk are $74,800,000 and $36,038,884, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.
 (h) When-issued security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Assets and Liabilities
April 30, 1999 (Unaudited)

                                                              Adjustable Rate
                                                              Government Fund

 Assets:

  Investment in securities, at value (identified cost
  $377,290,404, $232,174,815, $134,393,145, $303,913,657,
  and $549,338,573, respectively)                                $372,975,466
  Cash, at value                                                      356,844
  Receivables:
   Investment securities sold                                         627,213
   Interest, at value                                               4,670,393
   Fund shares sold                                                 1,336,767
   Forward foreign currency exchange contracts                             --
   Variation margin                                                    83,363
   Reimbursement from adviser                                              --
  Other assets                                                         57,803
 -----------------------------------------------------------------------------
  Total assets                                                    380,107,849
 -----------------------------------------------------------------------------

 Liabilities:

  Payables:
   Investment securities purchased                                         --
   Income distribution                                                853,573
   Fund shares repurchased                                         15,742,295
   Amounts owed to affiliates                                         167,027
   Forward foreign currency exchange contracts                             --
   Variation margin                                                       127
  Accrued expenses and other liabilities                               55,904
 -----------------------------------------------------------------------------
  Total liabilities                                                16,818,926
 -----------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                 420,255,547
  Accumulated undistributed (distributions in excess of) net
  investment income                                                (3,582,337)
  Accumulated net realized gain (loss) on investment,
  futures and foreign currency related transactions               (48,948,080)
  Net unrealized loss on investments, futures and
  translation of assets and liabilities denominated in
  foreign currencies                                               (4,436,207)
 -----------------------------------------------------------------------------
  NET ASSETS                                                     $363,288,923
 -----------------------------------------------------------------------------
  Net asset value, offering and redemption price per
  share(a)
  Class A                                                               $9.69
  Class B                                                                  --
  Class C                                                                  --
  Institutional                                                         $9.70
  Administration                                                        $9.70
  Service                                                               $9.71
 -----------------------------------------------------------------------------
  Shares outstanding:
  Class A                                                           1,793,782
  Class B                                                                  --
  Class C                                                                  --
  Institutional                                                    35,262,107
  Administration                                                      322,181
  Service                                                              65,965
 -----------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited
  number of shares authorized)                                     37,444,035
 -----------------------------------------------------------------------------

 (a) Maximum public offering price per share (NAV per share multiplied by 1.0152) for Class A shares of Adjustable Rate Government, (NAV per share multiplied by 1.02041) for Class A shares of Short Duration Government, (NAV per share multiplied by 1.0471) for Class A shares of Government Income, Core Fixed Income, and Global Income is $9.84, $9.94, $14.84 $10.30, and $15.97, respectively. At redemption, Class B and Class C shares may be subject to a contingent sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government              Core Fixed                  Global
  Government Fund         Income Fund             Income Fund             Income Fund


     $231,509,934        $134,273,217            $302,724,336            $538,147,864
           14,382             128,979                  36,133               1,893,506
        7,136,895           3,058,669              10,925,029              25,792,878
        1,823,502             622,420               2,878,615               8,001,891
        1,554,387              93,377               8,624,851               4,751,174
               --                  --                      --               8,542,568
               --                  --                      --                      --
           37,730              25,690                  33,362                 158,022
           31,581              43,767                  37,273                  50,114
 -------------------------------------------------------------------------------------
      242,108,411         138,246,119             325,259,599             587,338,017
 -------------------------------------------------------------------------------------


       14,251,257          18,143,637              45,395,118              23,859,558
          298,224              56,959                 803,192                  15,067
              --              566,162                 234,282                 620,794
          128,107             110,864                 137,409                 459,937
               --                  --                      --                 504,427
           19,572               2,319                 357,033                 123,927
           63,271              54,289                  66,782                 134,979
 -------------------------------------------------------------------------------------
       14,760,431          18,934,230              46,993,816              25,718,689
 -------------------------------------------------------------------------------------


      243,124,017         120,569,222             282,280,260             544,441,799
          680,294            (119,535)                (36,664)              5,374,766
      (15,343,862)         (1,000,724)             (2,464,170)             15,621,225
       (1,112,469)           (137,074)             (1,513,643)             (3,818,462)
 -------------------------------------------------------------------------------------
     $227,347,980        $119,311,889            $278,265,783            $561,619,328
 -------------------------------------------------------------------------------------
            $9.74              $14.17                   $9.84                  $15.25
            $9.73              $14.18                   $9.87                  $15.22
            $9.71              $14.17                   $9.87                  $15.20
            $9.74              $14.16                   $9.86                  $15.24
            $9.76                  --                   $9.86                      --
            $9.73              $14.09                   $9.87                  $15.24
 -------------------------------------------------------------------------------------
        5,551,694           6,034,809               5,109,670              17,965,653
          547,284           1,350,699               1,347,899                 803,964
          684,330             715,170                 778,070                 511,652
       15,264,783             316,144              19,043,296              17,479,340
          658,006                  --               1,240,837                      --
          640,036               1,105                 698,929                  74,191
 -------------------------------------------------------------------------------------
       23,346,133           8,417,927              28,218,701              36,834,800
 -------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Operations
For the Six Months Ended April 30, 1999 (Unaudited)

                                                 Adjustable Rate
                                                 Government Fund
 Investment income:
 Interest(a)                                         $13,399,158
 ----------------------------------------------------------------------------
 Total income                                         13,399,158
 ----------------------------------------------------------------------------
 Expenses:
 Management fees                                         876,319
 Distribution and service fees(b)                         59,236
 Transfer agent fees(c)                                  123,174
 Custodian fees                                           85,779
 Registration fees                                        27,930
 Professional fees                                        30,755
 Trustee fees                                              5,334
 Administration share fees                                 6,705
 Service share fees                                        1,951
 Amortization of deferred organization expenses               --
 Other                                                    19,038
 ----------------------------------------------------------------------------
 Total expenses                                        1,236,221
 ----------------------------------------------------------------------------
 Less -- expenses reimbursed and fees waived by
 Goldman Sachs                                           (50,533)
 ----------------------------------------------------------------------------
 Net Expenses                                          1,185,688
 ----------------------------------------------------------------------------
 NET INVESTMENT INCOME                                12,213,470
 ----------------------------------------------------------------------------
 Realized and unrealized gain (loss) on investment, futures and foreign cur-
 rency transactions:
 Net realized gain (loss) from:
  Investment transactions                               (152,307)
  Futures transactions                                   232,098
  Foreign currency related transactions                       --
 Net change in unrealized gain (loss) on:
  Investments                                            778,603
  Futures                                               (928,883)
  Translation of assets and liabilities
  denominated in foreign currencies                           --
 ----------------------------------------------------------------------------
 Net realized and unrealized loss on investment,
 futures and foreign currency transactions:              (70,489)
 ----------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          $12,142,981
 ----------------------------------------------------------------------------

 (a) Net of $3,647 and $43,038 in foreign withholding tax for the Core Fixed Income and Global Income Funds, respectively.
 (b) Class A, Class B and Class C of the following funds had distribution and service fees of:
  Adjustable Rate Government Fund -- $59,236 for Class A only.
  Short Duration Government Fund -- $66,627, $23,965, and $34,410,
   respectively.
  Government Income Fund -- $109,637, $87,025, and $49,938, respectively. Core Fixed Income Fund -- $71,482, $51,348 and $34,143, respectively. Global Income Fund -- $589,946, $47,899 and $30,190, respectively.
 (c) The following funds had transfer agency fees of:
  Adjustable Rate Government Fund -- $45,020, $76,925, $1,073 and $156 for
   Class A , Institutional Class, Administrative Class and Service Class, respectively.
  Short Duration Government Fund -- $50,637, $4,552, $6,538, $30,754, $1,461,
  and $1,266 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
  Government Income Fund -- $83,324, $16,535, $9,488, $727 and $1 for Class
   A, Class B, Class C, Institutional Class and Service Class, respectively. Core Fixed Income Fund -- $54,326, $9,756, $6,487, $39,512, $2,523, and
  $1,207 for Class A, Class B, Class C, Institutional Class, Administration Class, and Service Class, respectively.
  Global Income Fund -- $224,180, $9,101, $5,736, $41,162 and $165 for Class
  A, Class B, Class C, Institutional Class and Service Class, respectively.

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government               Core Fixed                    Global
  Government Fund         Income Fund              Income Fund               Income Fund
      $ 7,585,073         $ 3,927,749              $ 9,296,426              $ 12,983,054
 ----------------------------------------------------------------------------------------
        7,585,073           3,927,749                9,296,426                12,983,054
 ----------------------------------------------------------------------------------------
          580,944             385,909                  580,982                 2,062,046
          125,002             246,600                  156,973                   668,035
           95,208             110,075                  113,811                   280,344
           64,615              58,047                   99,237                   185,981
           22,055              19,446                   27,296                    40,337
           34,123              30,543                   29,700                    53,897
            5,334               5,334                    5,334                     5,334
            9,129                  --                   15,766                        --
           15,823                  --                   15,094                     2,066
               --                  --                    4,362                        --
           28,992              19,946                   35,697                    33,723
 ----------------------------------------------------------------------------------------
          981,225             875,900                1,084,252                 3,331,763
 ----------------------------------------------------------------------------------------
         (154,065)           (196,242)                 (50,571)                 (882,898)
 ----------------------------------------------------------------------------------------
          827,160             679,658                1,033,681                 2,448,865
 ----------------------------------------------------------------------------------------
        6,757,913           3,248,091                8,262,745                10,534,189
 ----------------------------------------------------------------------------------------
       (1,026,640)           (177,789)              (1,827,529)                8,120,807
          581,365            (625,429)                  16,085                  (107,550)
               --                  --                    2,624                 7,697,014
       (1,906,774)         (2,224,631)              (5,104,114)              (27,624,384)
       (1,564,201)           (213,796)                (906,760)                 (381,792)
               --                  --                     (524)                9,758,509
 ----------------------------------------------------------------------------------------
       (3,916,250)         (3,241,645)              (7,820,218)               (2,537,396)
 ----------------------------------------------------------------------------------------
      $ 2,841,663         $     6,446              $   442,527              $  7,996,793
 ----------------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Six Months Ended April 30, 1999 (Unaudited)

                                                                    Adjustable
                                                                          Rate
                                                                    Government
                                                                          Fund
  From operations:
  Net investment income                                           $ 12,213,470
  Net realized gain (loss) on investment, futures and foreign
   currency related transactions                                        79,791
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                                 (150,280)
 ------------------------------------------------------------------------------
  Net increase in net assets resulting from operations              12,142,981
 ------------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                   (1,232,891)
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                            (10,816,563)
   Administration shares                                              (143,980)
   Service shares                                                      (20,036)
  In excess of net investment income
   Class A shares                                                       (3,171)
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                                (27,825)
   Administration shares                                                  (370)
   Service shares                                                          (52)
  From net realized gain on investment, futures and foreign cur-
   rency transactions
   Class A shares                                                           --
   Class B shares                                                           --
   Class C shares                                                           --
   Institutional shares                                                     --
   Administration shares                                                    --
   Service shares                                                           --
 ------------------------------------------------------------------------------
  Total distributions to shareholders                              (12,244,888)
 ------------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                                353,904,781
  Reinvestment of dividends and distributions                        6,273,040
  Cost of shares repurchased                                      (505,618,202)
 ------------------------------------------------------------------------------
  Net increase (decrease) in net assets resulting from share
   transactions                                                   (145,440,381)
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                       (145,542,288)
 ------------------------------------------------------------------------------
  Net assets:
  Beginning of period                                              508,831,211
 ------------------------------------------------------------------------------
  End of period                                                   $363,288,923
 ------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
   investment income                                              $ (3,582,337)
 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


  Short Duration
      Government           Government             Core Fixed                Global
            Fund          Income Fund            Income Fund           Income Fund
   $   6,757,913        $   3,248,091          $   8,262,745          $ 10,534,189
        (445,275)            (803,218)            (1,808,820)           15,710,271
      (3,470,975)          (2,438,427)            (6,011,398)          (18,247,667)
 ----------------------------------------------------------------------------------
       2,841,663                6,446                442,527             7,996,793
 ----------------------------------------------------------------------------------
      (1,462,046)          (2,408,332)            (1,558,706)           (4,858,989)
        (117,286)            (412,333)              (241,582)             (178,178)
        (159,368)            (236,508)              (161,059)             (113,646)
      (4,529,183)            (107,525)            (5,783,911)           (4,871,704)
        (206,144)                  --               (354,961)                   --
        (170,756)                 (78)              (162,526)              (17,629)
              --                   --                 (6,916)                   --
              --                   --                 (1,072)                   --
              --                   --                   (715)                   --
              --                   --                (25,665)                   --
              --                   --                 (1,575)                   --
              --                   --                   (721)                   --
              --           (1,930,242)              (896,935)           (4,887,570)
              --             (406,494)              (144,240)             (190,465)
              --             (228,993)               (92,870)             (113,513)
              --              (63,106)            (2,576,039)           (4,087,302)
              --                   --               (181,000)                   --
              --                  (39)               (84,628)              (15,690)
 ----------------------------------------------------------------------------------
      (6,644,783)          (5,793,650)           (12,275,121)          (19,334,686)
 ----------------------------------------------------------------------------------
     184,449,622          196,563,623            175,090,386           209,338,538
       4,182,466            4,828,196              7,933,722            12,011,171
    (182,860,541)        (205,715,915)          (175,724,502)          (57,569,953)
 ----------------------------------------------------------------------------------
       5,771,547           (4,324,096)             7,299,606           163,779,756
 ----------------------------------------------------------------------------------
       1,968,427          (10,111,300)            (4,532,988)          152,441,863
 ----------------------------------------------------------------------------------
     225,379,553          129,423,189            282,798,771           409,177,465
 ----------------------------------------------------------------------------------
   $ 227,347,980        $ 119,311,889          $ 278,265,783          $561,619,328
 ----------------------------------------------------------------------------------
   $     680,294        $    (119,535)         $     (36,664)         $  5,374,766
 ----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                                   Adjustable
                                                                         Rate
                                                                   Government
                                                                         Fund
  From operations:
  Net investment income                                         $  27,751,730
  Net realized gain (loss) on investment, futures and foreign
   currency related transactions                                   (1,432,798)
  Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in
   foreign currencies                                              (6,927,104)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations             19,391,828
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  From net investment income
   Class A shares                                                  (2,487,566)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                           (25,001,833)
   Administration shares                                             (234,475)
   Service shares                                                     (27,856)
  In excess of net investment income
   Class A shares                                                     (98,798)
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                              (992,993)
   Administration shares                                               (9,313)
   Service shares                                                      (1,106)
  From net realized gain on investment, futures and foreign
   currency transactions
   Class A shares                                                          --
   Class B shares                                                          --
   Class C shares                                                          --
   Institutional shares                                                    --
   Administration shares                                                   --
   Service shares                                                          --
 -----------------------------------------------------------------------------
  Total distributions to shareholders                             (28,853,940)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                               480,828,950
  Reinvestment of dividends and distributions                      20,351,273
  Cost of shares repurchased                                     (492,929,797)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions      8,250,426
 -----------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                                        (1,211,686)
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of year                                               510,042,897
 -----------------------------------------------------------------------------
  End of year                                                   $ 508,831,211
 -----------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess of) net
   investment income                                            $  (3,550,919)
 -----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Short Duration          Government             Core Fixed                 Global
  Government Fund         Income Fund            Income Fund            Income Fund
   $   9,612,953        $   6,235,094          $  10,922,376          $  14,339,751
        (360,410)           2,722,191              3,888,127              3,580,157
       1,213,423              787,495              2,127,689             14,771,995
 -----------------------------------------------------------------------------------
      10,465,966            9,744,780             16,938,192             32,691,903
 -----------------------------------------------------------------------------------
      (1,420,203)          (5,471,980)            (1,853,415)           (11,773,305)
        (124,011)            (589,599)              (152,279)              (310,470)
         (88,564)            (181,328)              (150,232)              (116,153)
      (7,578,309)            (126,383)            (8,016,713)            (6,720,480)
        (270,953)                  --               (664,748)                    --
        (265,819)                (114)              (176,911)               (25,498)
              --             (316,755)               (75,186)                    --
              --              (34,130)                (6,177)                    --
              --              (10,497)                (6,094)                    --
              --               (7,316)              (325,203)                    --
              --                   --                (26,966)                    --
              --                   (7)                (7,176)                    --
              --             (336,409)               (84,830)              (628,833)
              --              (41,187)                (8,016)               (15,200)
              --               (9,732)                (4,098)                (4,258)
              --               (8,246)              (459,667)              (240,253)
              --                   --                (51,390)                    --
              --                   (7)               (10,588)                  (604)
 -----------------------------------------------------------------------------------
      (9,747,859)          (7,133,690)           (12,079,689)           (19,835,054)
 -----------------------------------------------------------------------------------
     301,176,652          174,396,555            274,106,821            254,174,010
       6,473,398            5,523,470              8,519,118             13,914,727
    (201,542,539)        (133,099,760)          (102,188,552)          (103,905,121)
 -----------------------------------------------------------------------------------
     106,107,511           46,820,265            180,437,387            164,183,616
 -----------------------------------------------------------------------------------
     106,825,618           49,431,355            185,295,890            177,040,465
 -----------------------------------------------------------------------------------
     118,553,935           79,991,834             97,502,881            232,137,000
 -----------------------------------------------------------------------------------
   $ 225,379,553        $ 129,423,189          $ 282,798,771          $ 409,177,465
 -----------------------------------------------------------------------------------
   $     567,164        $    (202,850)         $          --          $   4,880,723
 -----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes Goldman Sachs Adjustable Rate Government Fund (Adjustable Rate Government), Goldman Sachs Short Duration Government Fund (Short Duration Government), Goldman Sachs Government Income Fund (Government Income), Goldman Sachs Core Fixed Income Fund (Core Fixed Income) and Goldman Sachs Global Income Fund (Global Income), collectively, "the Funds" or individually a "Fund." Adjustable Rate Government, Short Dura-tion Government, Government Income, and Core Fixed Income are diversified portfolios of the Trust whereas Global Income is a non-diversified portfolio. Adjustable Rate Government offers four classes of shares -- Class A, Institu-tional, Administration and Service. Government Income and Global Income offer five classes of shares -- Class A, Class B, Class C, Institutional and Serv-ice. Short Duration Government and Core Fixed Income offer six classes of shares -- Class A, Class B, Class C, Institutional, Administration and Serv-ice.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts. Actual results could differ from estimates and assumptions.

 A. Investment Valuation -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified cost basis. Interest in-come is recorded on the basis of interest accrued. Premiums on interest-only securities and on collateralized mortgage obligations with nominal principal amounts are amortized, on an effective yield basis, over the expected lives of the respective securities.
   Certain mortgage security paydown gains and losses are taxable as ordinary income. Such paydown gains and losses increase or decrease taxable ordinary income available for distribution and are classified as interest income in the accompanying Statements of Operations. Original issue discounts ("OID") on debt securities are amortized to interest income over the life of the se-curity with a corresponding increase in the cost basis of that security. OID amortization on mortgage backed REMIC securities is initially recorded based on estimates of principal paydowns using the most recent OID factors avail-able from the issuer. Recorded amortization amounts are adjusted when actual OID factors are received. Market discounts and market premiums on debt secu-rities, other than mortgage backed REMIC securities, are amortized to inter-est income over the life of the security with a corresponding adjustment in the cost basis of that security for Core Fixed Income. Global Income amor-tizes only market discounts on debt securities other than REMIC mortgage backed securities.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



 C. Federal Taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable and tax- exempt income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a Fund's distributions may be shown in the accompanying finan-cial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist as well as timing differ-ences associated with having different book and tax year ends.
   Adjustable Rate Government and Short Duration Government, at their most re-cent tax year-ends of December 31, 1998, had approximately the following amounts of capital loss carryforward for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

                                                                                 Years of
 Fund                                       Amount                              Expiration
 -----------------------------------------------------------------------------------------
 Adjustable Rate Government               $48,164,000                            2000-2006
 -----------------------------------------------------------------------------------------
 Short Duration Government                $13,345,000                            2002-2005
 -----------------------------------------------------------------------------------------

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds now separately bear its respective class-specific transfer agency fees.

 E. Deferred Organization Expenses -- Organization-related costs were amor-tized on a straight-line basis over a period of five years. The amortization costs of all funds are fully amortized.

 F. Foreign Currency Translations -- The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency ex-change rates prevailing on the respective dates of such transactions.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999 (Unaudited)

   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies and sale of investments; (ii) gains and losses be-tween trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the differ-ence between amounts of interest recorded and the amounts actually received.

 G. Forward Foreign Currency Exchange Contracts -- Core Fixed Income and Global Income may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a fu-ture date as a hedge or cross-hedge against either specific transactions or portfolio positions. Core Fixed Income and Global Income may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any re-sulting unrealized gains or losses are recorded in the Funds' financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by de-livery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 H. Futures Contracts -- The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates (in the case of Core Fixed Income and Global Income) or to seek to in-crease total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 I. Option Accounting Principles -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 J. Mortgage Dollar Rolls -- The Funds may enter into mortgage "dollar rolls" in which the Funds sell securities in the current month for delivery and si-multaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the pur-chase of a security and a separate transaction involving a sale.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreements (the "Agreements"), Goldman Sachs Funds Management, L.P. ("GSFM"), an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser for Adjustable Rate Gov-ernment and Short Duration Government. Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman Sachs, serves as the in-vestment adviser for Government Income and Core Fixed Income. Goldman Sachs Asset Management International ("GSAMI"), an affiliate of GSAM, serves as the investment adviser for Global Income. Under the Agreements, the respective adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pur-suant to the Agreements, the assumption of the expenses related thereto and administering the Funds' business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40%, .50%, .65%, .40% and .90% of average daily net as-sets of Adjustable Rate Government, Short Duration Government, Government In-come, Core Fixed Income and Global Income, respectively. For the period ended April 30, 1999 the advisers for Government Income and Global Income voluntar-ily have agreed to waive a portion of the management fee equal annually to .11% and .25%, respectively, of each Fund's average daily net assets. The ad-viser may discontinue or modify this waiver in the future at its discretion.
   Each adviser has voluntarily agreed to limit "Other Expenses" (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Administrative and Service share fees, in-demnification costs and other extraordinary expenses) to the extent that such expenses exceeded, on an annual basis, .05%, .00%, .00%, .10% and .00% of the average daily net assets of Adjustable Rate Government, Short Duration Gov-ernment, Government Income, Core Fixed Income and Global Income, respective-ly.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999 (Unaudited)

   Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $2,000, $26,000, $37,000, $35,000 and $119,600 for the period ended April 30, 1999 for Adjustable Rate Government, Short Duration Government, Government Income, Core Fixed Income and Global Income, respectively.
   The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Autho-rized Dealers are entitled to a monthly fee from each fund for distribution services and shareholder maintenance equal, on an annual basis, to .50%, 1.00% and 1.00% for Global Income and .25%, 1.00% and 1.00% of each of the other funds' average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the period ended April 30, 1999, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Serv-ice fees equal to .15% of the average daily net assets attributable to the Class B shares of Short Duration Government. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.
   Goldman Sachs also serves as Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C shares and .04% of average daily net assets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Adjustable Rate Government, Short Duration Government and Core Fixed Income, has adopted Administration Plans. These plans allow for Administration shares and Service shares, respectively, to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Administration and Service Plans provide for compensation to the service organizations in an amount up to, on an annual basis, .25% and .50%, respectively, of the average daily net asset value of each share class. On or about July 15, 1999, the Administration Class shares will be terminat-ed.
   For the period ended April 30, 1999, the advisors and distributor have vol-untarily agreed to waive certain fees and reimburse other expenses as follows (in thousands):

                                      Waivers
                              --------------------------
                                             Class B
                                           Distribution
 Fund                         Management   and Service    Reimbursement   Total
 ------------------------------------------------------------------------------
 Adjustable Rate Government         $ --            $--            $ 51    $ 51
 ------------------------------------------------------------------------------
 Short Duration Government            --              4             150     154
 ------------------------------------------------------------------------------
 Government Income                    65             --             131     196
 ------------------------------------------------------------------------------
 Core Fixed Income                    --             --              51      51
 ------------------------------------------------------------------------------
 Global Income                       573             --             310     883
 ------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



   At April 30, 1999, the amounts owed to affiliates were as follows (in thou-sands):

                               Distribution Transfer Over Reimbursement
 Fund               Management and Service   Agent   of "Other Expenses" Total
 -----------------------------------------------------------------------------
 Adjustable Rate
Government                $129         $  6      $16                 $16  $167
 -----------------------------------------------------------------------------
 Short Duration
Government                  93           20       15                  --   128
 -----------------------------------------------------------------------------
 Government Income          52           41       18                  --   111
 -----------------------------------------------------------------------------
 Core Fixed Income          90           28       19                  --   137
 -----------------------------------------------------------------------------
 Global Income             289          120       51                  --   460
 -----------------------------------------------------------------------------

 4. PORTFOLIO SECURITY TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the six months ended April 30, 1999, were as follows:

                                                    Sales or     Sales or maturities
              Purchases of        Purchases       maturities of      (excluding
             U.S. Government     (excluding      U.S. Government U.S. Government and
               and agency    U.S. Government and   and agency          agency
               obligations   agency obligations)   obligations      obligations)
 -----------------------------------------------------------------------------------
 Adjustable
Rate Gov-
ernment         $ 94,657,907        $         --    $117,546,427        $         --
 -----------------------------------------------------------------------------------
 Short Du-
ration Gov-
ernment          194,604,037                  --     162,333,420                  --
 -----------------------------------------------------------------------------------
 Government
Income           172,294,576           5,980,816     174,474,054           6,204,216
 -----------------------------------------------------------------------------------
 Core Fixed
Income           342,456,172          76,848,720     364,662,227          52,971,141
 -----------------------------------------------------------------------------------
 Global In-
come             151,833,424         327,131,756     172,837,837         167,185,649
 -----------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999 (Unaudited)

   At April 30, 1999, Global Income had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

  Open Foreign Currency       Value on                   Unrealized Unrealized
  Purchase Contracts       Settlement Date Current Value    Gain       Loss
 -----------------------------------------------------------------------------
  Canadian Dollar
   expiring 5/21/1999         $ 13,324,692  $ 13,598,223    273,531         --
 -----------------------------------------------------------------------------
  Total Open Foreign Cur-
  rency
  Purchase Contracts          $ 13,324,692  $ 13,598,223 $  273,531   $     --
 -----------------------------------------------------------------------------
  Open Foreign Currency       Value on                   Unrealized Unrealized
  Sale Contracts           Settlement Date Current Value    Gain       Loss
 -----------------------------------------------------------------------------
  British Pound
   expiring 6/28/1999         $101,450,843  $ 99,972,617 $1,478,226   $     --
  Danish Krone
   expiring 7/14/1999           22,375,835    21,911,535    464,300         --
  Euro Currency
   expiring 5/20/1999           55,722,362    53,415,155  2,307,207         --
   expiring 7/26/1999           61,509,927    61,430,530     79,397         --
  Japanese Yen
   expiring 5/12/1999           47,319,305    44,675,040  2,644,265         --
   expiring 5/12/1999           15,085,687    15,345,235         --    259,548
   expiring 6/11/1999           19,218,141    19,259,311         --     41,170
  New Zealand Dollar
   expiring 5/13/1999            4,798,374     5,002,083         --    203,709
  Norwegian Kroner
   expiring 6/25/1999            5,334,271     5,323,319     10,952         --
  Swiss Franc
   expiring 5/20/1999           13,726,925    12,787,767    939,158         --
 -----------------------------------------------------------------------------
  Total Open Foreign Cur-
  rency
  Sale Contracts              $346,541,670  $339,122,592 $7,923,505   $504,427
 -----------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


 ------------------------------------------------------------------------------
  Closed but Unsettled Foreign         Purchase               Realized Realized
  Currency Contracts                     Value    Sale Value    Gain     Loss
 ------------------------------------------------------------------------------
  British Pound
   expiring 6/28/1999                 $ 2,408,478 $ 2,412,710    4,232       --
  Canadian Dollar
   expiring 5/21/1999                 $ 1,099,708 $ 1,100,479      771       --
  Euro Currency
   expiring 5/20/1999                 $ 9,007,668 $ 9,337,299  329,631       --
  Japanese Yen
   expiring 5/12/1999                 $ 5,581,131 $ 5,592,029   10,898       --
 ------------------------------------------------------------------------------
  Total Closed but Unsettled Foreign
  Currency Contracts                  $18,096,985 $18,442,517 $345,532      $--
 ------------------------------------------------------------------------------

   The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The mea-surement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 1999, Global Income had sufficient cash and/or securities to cover any com-mitments under these contracts.
   Global Income has recorded a "Receivable for forward foreign currency ex-change contracts" and "Payable for forward foreign currency exchange con-tracts" resulting from open and closed but not settled forward foreign currency exchange contracts of $8,542,568 and $504,427, respectively, in the accompanying Statement of Assets and Liabilities.
   For the period ended April 30, 1999, Adjustable Rate Government, Short Du-ration Government, Government Income, Core Fixed Income and Global Income in-curred commission expenses of approximately $15,000, $9,000, $5,000, $7,000, and $4,000, respectively, in connection with futures contracts entered into with Goldman Sachs. At April 30, 1999, Goldman Sachs was owed approximately $20,000, $2,000, $357,000, and $124,000 from Short Duration Government, Gov-
 ernment Income, Core Fixed Income and Global Income, respectively, related to variation margin on futures contracts. Goldman Sachs owed approximately $83,000 to Adjustable Rate Government related to variation margin on futures contracts.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999 (Unaudited)

 5. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds' custodian.

 6. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Funds, together with other registered investment companies having manage-ment agreements with GSFM, GSAMI and GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At April 30, 1999, Short Duration Government, Government Income and Core Fixed Income had undivided interests in the repurchase agreements in the fol-lowing joint account which equaled $8,800,000, $16,300,000, and $36,400,000, respectively, in principal amount. At April 30, 1999, the following repur-chase agreements held in this joint account were fully collateralized by U.S. Treasury and agency obligations.

                                         Principal   Interest   Maturity    Amortized
 Repurchase Agreements                     Amount      Rate       Date         Cost
 ---------------------------------------------------------------------------------------
 Morgan Stanley Dean Witter & Co.       $500,000,000     4.94% 05/03/1999 $  500,000,000
 ---------------------------------------------------------------------------------------
 NationsBanc Montgomery Securities LLC   525,000,000     4.95  05/03/1999    525,000,000
 ---------------------------------------------------------------------------------------
 Salomon Smith Barney Holdings, Inc.     518,800,000     4.95  05/03/1999    518,800,000
 ---------------------------------------------------------------------------------------
 TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT                                 $1,543,800,000
 ---------------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



 7. LINE OF CREDIT FACILITY

 The Funds participated in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, Global Income participated in a $50,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must have owned securities having a market value in excess of 300% of the total bank borrowings. Effective April 30, 1999, the Funds now participate in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a mar-ket value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the six months ended April 30, 1999, the Funds did not have any borrowings under any of these facilities.

 8. OTHER MATTERS

 As of April 30, 1999, the Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 19% and 12% of the outstanding shares of Short Duration Government and Global Income, respectively. The Goldman Sachs Balanced Strategy Portfolio was the beneficial owner of approx-imately 14% of Short Duration Government. The Goldman Sachs Growth and Income Strategy Portfolio was the beneficial owner of approximately 13% and 16% of Core Fixed Income and Global Income, respectively. The Goldman Sachs Growth Strategy Portfolio was the beneficial owner of approximately 7% of Global In-come.

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999 (Unaudited)

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the six months ended April 30, 1999 is as follows:

                                Adjustable Rate            Short Duration
                                  Government                 Government
                         -------------------------------------------------------
                                Shares        Dollars      Shares       Dollars
 -------------------------------------------------------------------------------
 Class A Shares
 Shares sold                29,566,992  $ 285,257,810   5,903,520  $ 57,745,997
 Reinvestments of divi-
 dends and distributions        84,226        813,331     108,607     1,061,337
 Shares repurchased        (34,130,297)  (329,450,936) (6,186,705)  (60,526,709)
                         -------------------------------------------------------
                            (4,479,079)   (43,379,795)   (174,578)   (1,719,375)
 -------------------------------------------------------------------------------
 Class B Shares
 Shares sold                        --             --     220,750     2,154,377
 Reinvestments of divi-
 dends and distributions            --             --       7,938        77,387
 Shares repurchased                 --             --    (189,765)   (1,853,347)
                         -------------------------------------------------------
                                    --             --      38,923       378,417
 -------------------------------------------------------------------------------
 Class C Shares
 Shares sold                        --             --   6,765,145    65,910,918
 Reinvestments of divi-
 dends and distributions            --             --       7,983        77,676
 Shares repurchased                 --             --  (6,547,027)  (63,755,930)
                         -------------------------------------------------------
                                    --             --     226,101     2,232,664
 -------------------------------------------------------------------------------
 Institutional Shares
 Shares sold                 7,017,103     67,915,313   5,838,380    57,112,812
 Reinvestments of divi-
 dends and distributions       552,103      5,340,082     269,036     2,626,176
 Shares repurchased        (17,809,379)  (172,258,920) (5,547,906)  (54,129,792)
                         -------------------------------------------------------
                           (10,240,173)   (99,003,525)    559,510     5,609,196
 -------------------------------------------------------------------------------
 Administration Shares
 Shares sold                    58,767        568,736      44,231       433,117
 Reinvestment of dividends
 and distributions              10,426        100,846      17,278       168,970
 Shares repurchased           (365,637)    (3,544,225)   (145,630)   (1,424,744)
                         -------------------------------------------------------
                              (296,444)    (2,874,643)    (84,121)     (822,657)
 -------------------------------------------------------------------------------
 Service Shares
 Shares sold                    16,834        162,922     112,078     1,092,401
 Reinvestment of dividends
 and distributions               1,940         18,781      17,527       170,920
 Shares repurchased            (37,581)      (364,121)   (119,994)   (1,170,019)
                         -------------------------------------------------------
                               (18,807)      (182,418)      9,611        93,302
 -------------------------------------------------------------------------------
 NET INCREASE (DECREASE)   (15,034,503) $(145,440,381)    575,446  $  5,771,547
 -------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS


     Government Income          Core Fixed Income           Global Income
--------------------------------------------------------------------------------
     Shares         Dollars      Shares       Dollars      Shares        Shares
--------------------------------------------------------------------------------
 12,593,559   $ 181,888,425   8,688,648  $ 86,722,888   6,173,784  $ 95,168,613
    255,353       3,678,329     227,208     2,269,454     519,597     7,969,707
(13,591,474)   (196,793,687) (9,293,918)  (92,788,128) (2,612,976)  (40,346,151)
--------------------------------------------------------------------------------
   (742,562)    (11,226,933)   (378,062)   (3,795,786)  4,080,405    62,792,169
--------------------------------------------------------------------------------
    499,554       7,224,421     875,189     8,784,439     327,402     5,024,786
     40,848         588,967      23,925       239,350      19,374       296,533
   (270,351)     (3,902,535)   (252,269)   (2,521,083)    (63,428)     (971,018)
--------------------------------------------------------------------------------
    270,051       3,910,853     646,845     6,502,706     283,348     4,350,301
--------------------------------------------------------------------------------
    284,798       4,112,996     473,225     4,749,917     288,214     4,429,776
     28,413         409,426      15,878       158,958      11,216       171,372
   (244,517)     (3,529,598)   (254,300)   (2,546,688)    (49,901)     (766,148)
--------------------------------------------------------------------------------
     68,694         992,824     234,803     2,362,187     249,529     3,835,000
--------------------------------------------------------------------------------
    232,663       3,323,781   7,087,837    71,060,594   6,822,057   104,265,874
     10,542         151,390     466,343     4,661,469     230,948     3,539,689
   (104,379)     (1,490,095) (7,556,661)  (75,373,937)   (985,303)  (15,097,018)
--------------------------------------------------------------------------------
    138,826       1,985,076      (2,481)      348,126   6,067,702    92,708,545
--------------------------------------------------------------------------------
         --              --     129,869     1,325,475          --            --
         --              --      36,233       362,223          --            --
         --              --    (165,835)   (1,686,106)         --            --
--------------------------------------------------------------------------------
         --              --         267         1,592          --            --
--------------------------------------------------------------------------------
        987          14,000     243,844     2,447,073      29,344       449,489
          6              84      24,223       242,268       2,210        33,870
         --              --    (81,077)      (808,560)    (25,003)     (389,618)
--------------------------------------------------------------------------------
        993          14,084     186,990     1,880,781       6,551        93,741
--------------------------------------------------------------------------------
   (263,998)  $  (4,324,096)    688,362  $  7,299,606  10,687,535  $163,779,756
--------------------------------------------------------------------------------

GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS

Notes to Financial Statements
April 30, 1999

 10. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                              Adjustable Rate
                                Government           Short Duration Government
                          ------------------------------------------------------
                              Shares        Dollars       Shares        Dollars
 -------------------------------------------------------------------------------
 Class A Shares
 Shares sold              19,932,653  $ 194,697,319   16,985,961  $ 167,624,322
 Reinvestments of divi-
dends and distributions      604,097      5,945,679      120,111      1,185,808
 Shares repurchased      (18,654,663)  (182,295,231) (12,340,018)  (121,740,352)
                          ------------------------------------------------------
                           1,882,087     18,347,767    4,766,054     47,069,778
 -------------------------------------------------------------------------------
 Class B Shares
 Shares sold                      --             --      603,049      5,943,625
 Reinvestments of divi-
dends and distributions           --             --        7,568         74,540
 Shares repurchased               --             --     (177,997)    (1,755,511)
                          ------------------------------------------------------
                                  --             --      432,620      4,262,654
 -------------------------------------------------------------------------------
 Class C Shares
 Shares sold                      --             --    2,838,549     27,966,526
 Reinvestments of divi-
dends and distributions           --             --        4,686         46,150
 Shares repurchased               --             --   (2,404,324)   (23,689,726)
                          ------------------------------------------------------
                                  --             --      438,911      4,322,950
 -------------------------------------------------------------------------------
 Institutional Shares
 Shares sold              28,576,509    280,382,576    8,996,219     88,597,711
 Reinvestments of divi-
dends and distributions    1,450,779     14,219,494      476,030      4,685,919
 Shares repurchased      (31,436,222)  (308,484,524)  (5,282,160)   (51,951,739)
                          ------------------------------------------------------
                          (1,408,934)   (13,882,454)   4,190,089     41,331,891
 -------------------------------------------------------------------------------
 Administration Shares
 Shares sold                 526,967      5,168,122      643,992      6,337,403
 Reinvestments of divi-
dends and distributions       16,347        159,947       21,813        215,247
 Shares repurchased         (207,333)    (2,030,808)     (30,888)      (304,789)
                          ------------------------------------------------------
                             335,981      3,297,261      634,917      6,247,861
 -------------------------------------------------------------------------------
 Service Shares
 Shares sold                  59,251        580,933      478,854      4,707,065
 Reinvestments of divi-
dends and distributions        2,671         26,153       26,999        265,734
 Shares repurchased          (12,170)      (119,234)    (213,862)    (2,100,422)
                          ------------------------------------------------------
                              49,752        487,852      291,991      2,872,377
 -------------------------------------------------------------------------------
 NET INCREASE                858,886  $   8,250,426   10,754,582  $ 106,107,511
 -------------------------------------------------------------------------------

                                    GOLDMAN SACHS TAXABLE INVESTMENT GRADE FUNDS



       Government Income          Core Fixed Income           Global Income
 ---------------------------------------------------------------------------------
        Shares        Dollars      Shares       Dollars      Shares       Dollars
 ---------------------------------------------------------------------------------
   10,117,601   $ 148,936,815   8,313,076  $ 84,205,066   6,208,388  $ 94,795,767
      317,568       4,667,254     192,581     1,951,173     644,423     9,725,285
   (8,375,782)   (123,588,302) (3,945,813)  (40,108,401) (4,034,417)  (61,329,954)
 ---------------------------------------------------------------------------------
    2,059,387      30,015,767   4,559,844    46,047,838   2,818,394    43,191,098
 ---------------------------------------------------------------------------------
      988,916      14,582,947     762,323     7,750,260     358,077     5,463,974
       36,689         539,851      10,510       106,863      16,608       250,647
     (495,310)     (7,326,615)   (133,282)   (1,356,868)    (83,968)   (1,277,096)
 ---------------------------------------------------------------------------------
      530,295       7,796,183     639,551     6,500,255     290,717     4,437,525
 ---------------------------------------------------------------------------------
      695,338      10,239,137     641,726     6,499,362     284,497     4,320,887
       12,307         181,980      10,040       102,303       6,328        95,885
     (143,057)     (2,112,718)   (135,503)   (1,377,439)    (61,616)     (932,193)
 ---------------------------------------------------------------------------------
      564,588       8,308,399     516,263     5,224,226     229,209     3,484,579
 ---------------------------------------------------------------------------------
       43,336         637,656  16,206,866   163,978,142   9,752,852   148,646,615
        9,140         134,281     558,960     5,664,936     252,867     3,816,828
       (4,930)        (72,125) (5,578,137)  (56,603,166) (2,632,348)  (40,270,900)
 ---------------------------------------------------------------------------------
       47,546         699,812  11,187,689   113,039,912   7,373,371   112,192,543
 ---------------------------------------------------------------------------------
           --              --     779,791     7,866,673          --            --
           --              --      49,361       499,933          --            --
           --              --    (201,424)   (2,053,871)         --            --
 ---------------------------------------------------------------------------------
           --              --     627,728     6,312,735          --            --
 ---------------------------------------------------------------------------------
           --              --     375,085     3,807,318      62,146       946,767
            7             104      19,089       193,910       1,707        26,082
           --              --     (67,401)     (688,807)     (6,198)      (94,978)
 ---------------------------------------------------------------------------------
            7             104     326,773     3,312,421      57,655       877,871
 ---------------------------------------------------------------------------------
    3,201,823   $  46,820,265  17,857,848  $180,437,387  10,769,346  $164,183,616
 ---------------------------------------------------------------------------------

GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    Income (loss) from
                                 investment operations(a)   Distributions to shareholders
                                 -------------------------- --------------------------------
                                              Net realized
                                             and unrealized                                        Net
                                              gain (loss)                                        increase
                       Net asset             on investment,                     In excess       (decrease)
                       value at     Net        option and      From net           of net          in net
                       beginning investment     futures       investment        investment        asset
                       of period   income     transactions      income            income          value
 FOR THE SIX MONTHS ENDED APRIL 30 (UNAUDITED),
 1999 - Class A Shares  $ 9.69     $0.25         $   --       $        (0.25)   $           --    $   --
 1999 - Institutional
 Shares                   9.70      0.27             --                (0.27)               --        --
 1999 - Admin Shares      9.70      0.26             --                (0.26)               --        --
 1999 - Service Shares    9.70      0.25           0.01                (0.25)               --      0.01
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares    9.88      0.53          (0.17)               (0.53)            (0.02)    (0.19)
 1998 - Institutional
 Shares                   9.88      0.55          (0.16)               (0.55)            (0.02)    (0.18)
 1998 - Administration
 Shares                   9.88      0.53          (0.16)               (0.53)            (0.02)    (0.18)
 1998 - Service Shares    9.88      0.51          (0.16)               (0.51)            (0.02)    (0.18)
 ---------------------------------------------------------------------------------------------------------
 1997 - Class A Shares    9.83      0.57(f)        0.05 (f)            (0.57)               --      0.05
 1997 - Institutional
 Shares                   9.83      0.59(f)        0.05 (f)            (0.59)               --      0.05
 1997 - Administration
 Shares                   9.83      0.57(f)        0.05 (f)            (0.57)               --      0.05
 1997 - Service Shares
 (commenced March 27)     9.84      0.33(f)        0.04 (f)            (0.33)               --      0.04
 ---------------------------------------------------------------------------------------------------------
 1996 - Class A Shares    9.77      0.55(f)        0.08 (f)            (0.55)            (0.02)     0.06
 1996 - Institutional
 Shares                   9.77      0.57(f)        0.08 (f)            (0.57)            (0.02)     0.06
 1996 - Administration
 Shares                   9.77      0.55(f)        0.08 (f)            (0.55)            (0.02)     0.06
 ---------------------------------------------------------------------------------------------------------
 1995 - Class A Shares
 (commenced May 15)       9.79      0.27(f)       (0.01)(f)            (0.27)            (0.01)    (0.02)
 1995 - Institutional
 Shares                   9.74      0.56(f)        0.07 (f)            (0.57)            (0.03)     0.03
 1995 - Administration
 Shares                   9.74      0.54(f)        0.07 (f)            (0.55)            (0.03)     0.03
 ---------------------------------------------------------------------------------------------------------
 1994 - Institutional
 Shares                  10.00      0.43(f)       (0.24)(f)            (0.45)               --     (0.26)
 1994 - Administration
 Shares                  10.00      0.42(f)       (0.26)(f)            (0.42)               --     (0.26)
 ---------------------------------------------------------------------------------------------------------

 (a)Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales charge for Class A shares were taken into account.
 (c)Annualized.
 (d)Not annualized.
 (e)Includes the effect of mortgage dollar roll transactions.
 (f)Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                   GOLDMAN SACHS ADJUSTABLE RATE GOVERNMENT FUND

                                                               Ratios assuming
                                                             no voluntary waiver
                                                                 of fees or
                                                             expense limitations
                                                            ----------------------
                             Net                 Ratio of                Ratio of
                           assets    Ratio of      net                     net
  Net asset                at end      net      investment   Ratio of   investment
    value,                   of      expenses     income     expenses     income     Portfolio
    end of      Total      period   to average  to average  to average  to average   turnover
    period    return(b)   (in 000s) net assets  net assets  net assets  net assets    rate(e)
    $9.69       2.63%(d)  $ 17,375     0.89%(c)    5.19%(c)    0.91%(c)    5.17%(c)    22.77%(d)
     9.70       2.83(d)    342,148     0.49(c)     5.63(c)     0.51(c)     5.61(c)     22.77(d)
     9.70       2.71(d)      3,126     0.74(c)     5.38(c)     0.76(c)     5.36(c)     22.77(d)
     9.71       2.68(d)        640     0.99(c)     5.13(c)     1.01(c)     5.11(c)     22.77(d)
     9.69       3.71        60,782     0.80        5.40        1.02        5.18        33.64
     9.70       4.09       441,228     0.53        5.63        0.53        5.63        33.64
     9.70       3.83         5,999     0.78        5.33        0.78        5.33        33.64
     9.70       3.57           822     1.03        5.09        1.03        5.09        33.64
 -----------------------------------------------------------------------------------------------
     9.88       6.43        43,393     0.74        5.60        1.02        5.32        46.58
     9.88       6.70       463,511     0.49        5.99        0.52        5.96        46.58
     9.88       6.43         2,793     0.74        5.73        0.77        5.70        46.58
     9.88       3.81(d)        346     1.05(c)     5.64(c)     1.08(c)     5.61(c)     46.58
 -----------------------------------------------------------------------------------------------
     9.83       6.60        10,728     0.70        5.59        1.01        5.28        52.36
     9.83       6.86       613,149     0.45        5.85        0.51        5.79        52.36
     9.83       6.60         3,792     0.70        5.59        0.76        5.53        52.36
 -----------------------------------------------------------------------------------------------
     9.77       2.74(d)     15,203     0.69(c)     5.87(c)     1.01(c)     5.55(c)     24.12
     9.77       6.75       657,358     0.46        5.77        0.53        5.70        24.12
     9.77       6.48         3,572     0.71        5.50        0.78        5.43        24.12
 -----------------------------------------------------------------------------------------------
     9.74       1.88       942,523     0.46        4.38        0.49        4.35        37.81
     9.74       1.63         6,960     0.71        4.27        0.74        4.24        37.81
 -----------------------------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


The accompanying notes are an integral part of these financial statements.

                                       Income (loss) from
                                    investment operations(a)        Distributions to shareholders
                                 ------------------------------- ------------------------------------
                                                Net realized                              From net
                                               and unrealized                          realized gain      Net
                       Net asset               gain (loss) on               In excess  on investment,  increase
                       value at     Net      investment,  option  From net    of net       option     (decrease)
                       beginning investment      and futures     investment investment  and futures     in net
                       of period   income       transactions       income     income    transactions  asset value
 FOR THE SIX MONTHS ENDED APRIL 30 (UNAUDITED),
 1999 - Class A Shares   $9.91     $0.27           $(0.17)         $(0.27)     $--         $  --        $(0.17)
 1999 - Class B Shares    9.88      0.24            (0.15)          (0.24)      --            --         (0.15)
 1999 - Class C Shares    9.88      0.23            (0.17)          (0.23)      --            --         (0.17)
 1999 - Institutional
 Shares                   9.90      0.29            (0.16)          (0.29)      --            --         (0.16)
 1999 - Admin Shares      9.91      0.28            (0.16)          (0.27)      --            --         (0.15)
 1999 - Service Shares    9.89      0.27            (0.17)          (0.26)      --            --         (0.16)
 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares    9.88      0.57             0.04           (0.58)       --            --         0.03
 1998 - Class B Shares    9.86      0.51             0.03           (0.52)       --            --         0.02
 1998 - Class C Shares    9.86      0.49             0.03           (0.50)       --            --         0.02
 1998 - Institutional
 Shares                   9.86      0.58             0.06           (0.60)       --            --         0.04
 1998 - Administration
 Shares                   9.89      0.55             0.05           (0.58)       --            --         0.02
 1998 - Service Shares    9.86      0.55             0.04           (0.56)       --            --         0.03
 ----------------------------------------------------------------------------------------------------------------
 1997 - Class A Shares
 (commenced May 1)        9.78      0.31(f)          0.09 (f)       (0.30)       --            --         0.10
 1997 - Class B Shares
 (commenced May 1)        9.75      0.28(f)          0.10 (f)       (0.27)       --            --         0.11
 1997 - Class C Shares
 (commenced August 15)    9.83      0.12(f)          0.02 (f)       (0.11)       --            --         0.03
 1997 - Institutional
 Shares                   9.83      0.64(f)          0.03 (f)       (0.64)       --            --         0.03
 1997 - Administration
 Shares                   9.85      0.62(f)          0.04 (f)       (0.62)       --            --         0.04
 1997 - Service Shares    9.82      0.59(f)          0.04 (f)       (0.59)       --            --         0.04
 ----------------------------------------------------------------------------------------------------------------
 1996 - Institutional
 Shares                   9.82      0.63(f)          0.01 (f)       (0.63)       --            --         0.01
 1996 - Administration
 Shares(g)                9.86      0.38(f)            -- (f)       (0.39)       --            --        (0.01)
 1996 - Service Shares
 (Commenced April 10)     9.72      0.31(f)          0.10 (f)       (0.31)       --            --         0.10
 ----------------------------------------------------------------------------------------------------------------
 1995 - Institutional
 Shares                   9.64      0.66(f)          0.17 (f)       (0.65)       --            --         0.18
 1995 - Administration
 Shares(g)                9.64      0.24(f)         (0.04)(f)       (0.21)       --            --        (0.01)
 ----------------------------------------------------------------------------------------------------------------
 1994 - Institutional
 Shares                  10.14      0.56(f)         (0.46)(f)       (0.56)       --         (0.04)       (0.50)
 1994 - Administration
 Shares                  10.14      0.53(f)         (0.45)(f)       (0.54)       --         (0.04)       (0.50)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.
 (f) Calculated based on the average shares outstanding methodology.
 (g) Short Duration Government Fund Administration shares commenced activity on April 15, 1993, were redeemed in full on February 23, 1995 and re-commenced on February 28, 1996 at $9.86.

                                    GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

                                                                 Ratios assuming no
                                                                 voluntary waiver of
                                                                        fees
                                                               or expense limitations
                                                               ------------------------

                                                  Ratio of net             Ratio of net
  Net asset               Net assets Ratio of net  investment   Ratio of    investment
   value,                 at end of    expenses      income     expenses      income    Portfolio
   end of       Total       period    to average   to average  to average   to average  turnover
   period     return(b)   (in 000s)   net assets   net assets  net assets   net assets   rate(e)
    $9.74       1.00%(d)   $54,095       0.94%(c)     5.58%(c)    1.07%(c)     5.45%(c)   72.05%(d)
     9.73       0.90(d)      5,323       1.54(c)      4.98(c)     1.82(c)      4.70(c)    72.05 (d)
     9.71       0.62(d)      6,643       1.69(c)      4.70(c)     1.82(c)      4.57(c)    72.05 (d)
     9.74       1.30(d)    148,642       0.54(c)      5.99(c)     0.67(c)      5.86(c)    72.05 (d)
     9.76       1.28(d)      6,419       0.79(c)      5.75(c)     0.92(c)      5.62(c)    72.05 (d)
     9.73       1.05(d)      6,226       1.04(c)      5.50(c)     1.17(c)      5.37(c)    72.05 (d)
     9.91       6.36        56,725       0.81         5.68        1.32         5.17      119.89
     9.88       5.62         5,025       1.41         5.12        1.87         4.66      119.89
     9.88       5.46         4,527       1.56         4.64        1.87         4.33      119.89
     9.90       6.75       145,514       0.53         6.06        0.84         5.75      119.89
     9.91       6.27         7,357       0.78         5.76        1.09         5.45      119.89
     9.89       6.12         6,232       1.03         5.56        1.34         5.25      119.89
 --------------------------------------------------------------------------------------------------
     9.88       4.14(d)      9,491       0.70(c)      6.05(c)     1.32(c)      5.43(c)   102.58
     9.86       3.94(d)        747       1.30(c)      5.52(c)     1.82(c)      5.00(c)   102.58
     9.86       1.44(d)        190       1.45(c)      5.52(c)     1.82(c)      5.15(c)   102.58
     9.86       7.07       103,729       0.45         6.43        0.82         6.06      102.58
     9.89       6.91         1,060       0.70         6.19        1.07         5.82      102.58
     9.86       6.63         3,337       0.95         5.92        1.32         5.55      102.58
 --------------------------------------------------------------------------------------------------
     9.83       6.75        99,944       0.45         6.44        0.71         6.18      115.45
     9.85       4.00(d)        252       0.70(c)      5.97(c)     0.96(c)      5.71(c)   115.45
     9.82       4.35(d)      1,822       0.95(c)      6.05(c)     1.21(c)      5.79(c)   115.45
 --------------------------------------------------------------------------------------------------
     9.82       8.97       103,760       0.45         6.87        0.72         6.60      292.56
     9.63       2.10(d)         --       0.70(c)      7.91(c)     0.90(c)      7.71(c)   292.56
 --------------------------------------------------------------------------------------------------
     9.64       0.99       193,095       0.45         5.69        0.59         5.55      289.79
     9.64       0.73           730       0.70         5.38        0.84         5.24      289.79
 --------------------------------------------------------------------------------------------------

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                    Income (loss) from
                                 investment operations(a)           Distributions to shareholders
                                 ------------------------- ----------------------------------------------- -------
                                             Net realized                            From     In excess of
                                            and unrealized                       net realized net realized
                                            gain (loss) on                         gain on      gain on
                       Net asset             investment,              In excess  investment,  investment,
                        value,      Net       option and    From net    of net    option and   option and
                       beginning investment    futures     investment investment   futures      futures
                       of period   income    transactions    income     income   transactions transactions
 FOR THE SIX MONTHS ENDED APRIL 30 (UNAUDITED),
 1999 - Class A Shares  $14.91     $0.40        $(0.40)      $(0.39)    $   --      $(0.35)      $  --
 1999 - Class B Shares   14.92      0.35         (0.40)       (0.34)        --       (0.35)         --
 1999 - Class C Shares   14.91      0.35         (0.40)       (0.34)        --       (0.35)         --
 1999 - Institutional
 Shares                  14.90      0.43         (0.40)       (0.42)        --       (0.35)         --
 1999 - Service Shares   14.88      0.39         (0.44)       (0.39)        --       (0.35)         --

 FOR THE YEARS ENDED OCTOBER 31,
 1998 - Class A Shares   14.59      0.81          0.45        (0.81)    (0.07)       (0.06)         --
 1998 - Class B Shares   14.61      0.72          0.42        (0.72)    (0.05)       (0.06)         --
 1998 - Class C Shares   14.60      0.74          0.40        (0.74)    (0.03)       (0.06)         --
 1998 - Institutional
 Shares                  14.59      0.87          0.42        (0.87)    (0.05)       (0.06)         --
 1998 - Service Shares   14.59      0.80          0.40        (0.80)    (0.05)       (0.06)         --
 -----------------------------------------------------------------------------------------------------------------
 1997 - Class A Shares   14.36      0.91          0.29        (0.90)        --       (0.07)         --
 1997 - Class B Shares   14.37      0.80          0.30        (0.79)        --       (0.07)         --
 1997 - Class C Shares
 (commenced August 15)   14.38      0.17          0.22        (0.17)        --          --          --
 1997 - Institutional
 Shares (commenced
 August 15)              14.37      0.20          0.22        (0.20)        --          --          --
 1997 - Service Shares
 (commenced August 15)   14.37      0.20          0.21        (0.19)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1996 - Class A shares   14.47      0.92         (0.11)       (0.92)        --          --          --
 1996 - Class B shares
 (commenced May 1)       14.11      0.41          0.26        (0.41)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1995 - Class A shares   13.47      0.94          1.00        (0.94)        --          --          --
 -----------------------------------------------------------------------------------------------------------------
 1994 - Class A shares   14.90      0.85         (1.28)       (0.85)     (0.02)      (0.12)      (0.01)
 -----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS GOVERNMENT INCOME FUND

                                                                             Ratios  assuming no
                                                                          voluntary waiver of fees
                                                                           or expense limitations
                                                                          --------------------------------
                                                               Ratio of
      Net                                                        net                          Ratio of net
    increase    Net asset             Net assets   Ratio of   investment    Ratio of           investment
   (decrease)    value,               at end of  net expenses   income      expenses             income           Portfolio
     in net      end of     Total       period    to average  to average   to average          to average         turnover
  asset value    period   return(b)   (in 000s)   net assets  net assets   net assets          net assets          rate(e)
     $(0.74)     $14.17      0.02%(d)  $85,524       0.98%(c)    5.63%(c)            1.31%(c)            5.30%(c)  151.66%(d)
      (0.74)      14.18     (0.35)(d)   19,159       1.73(c)     4.88(c)             2.06(c)             4.55(c)   151.66(d)
      (0.74)      14.17     (0.35)(d)   10,137       1.73(c)     4.87(c)             2.06(c)             4.54(c)   151.66(d)
      (0.74)      14.16      0.22 (d)    4,476       0.58(c)     6.08(c)             0.91(c)             5.75(c)   151.66(d)
      (0.79)      14.09     (0.37)(d)       16       1.08(c)     5.72(c)             1.41(c)             5.39(c)   151.66(d)
       0.32       14.91      8.98      101,015       0.76        5.53                1.53                4.76      315.43
       0.31       14.92      8.09       16,125       1.51        4.76                2.05                4.22      315.43
       0.31       14.91      8.09        9,639       1.51        4.59                2.05                4.05      315.43
       0.31       14.90      9.19        2,642       0.51        5.82                1.05                5.28      315.43
       0.29       14.88      8.53            2       1.01        5.48                1.55                4.94      315.43
-----------------------------------------------------------------------------------------------------------------------------
       0.23       14.59      8.72       68,859       0.50        6.38                1.82                5.06      395.75
       0.24       14.61      7.96        8,041       1.25        5.59                2.32                4.52      395.75
       0.22       14.60      2.72 (d)    1,196       1.25(c)     5.45(c)             2.32(c)             4.38(c)   395.75
       0.22       14.59      2.94 (d)    1,894       0.25(c)     7.03(c)             1.32(c)             5.96(c)   395.75
       0.22       14.59      2.85 (d)        2       0.75(c)     6.49(c)             1.82(c)             5.42(c)   395.75
-----------------------------------------------------------------------------------------------------------------------------
      (0.11)      14.36      5.80       30,603       0.50        6.42                1.89                5.03      485.09
       0.26       14.37      4.85 (d)      234       1.25(c)     5.65(c)             2.39(c)             4.51(c)   485.09
-----------------------------------------------------------------------------------------------------------------------------
       1.00       14.47     14.90       29,503       0.47        6.67                2.34                4.80      449.53
-----------------------------------------------------------------------------------------------------------------------------
      (1.43)      13.47     (2.98)      14,452       0.11        6.06                2.86                3.31      654.90
-----------------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CORE FIXED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                        Income (loss) from
                                     investment operations(a)     Distributions to shareholders
                                    --------------------------- ----------------------------------
                                                 Net realized
                                                and unrealized
                                                gain (loss) on                          From net
                                                 investment,                            realized      Net
                                                   option,                              gain on     increase
                          Net asset              futures and               In excess  investment,  (decrease)
                          value at     Net     foreign currency  From net    of net    option and    in net
                          beginning investment     related      investment investment   futures      asset
                          of period   income     transactions     income     income   transactions   value
 FOR THE SIX MONTHS ENDED APRIL 30 (UNAUDITED),
   1999 - Class A Shares   $10.25     $0.27         $(0.26)       $(0.27)    $ --        $(0.15)     $(0.41)
   1999 - Class B Shares    10.28      0.24          (0.26)        (0.24)      --         (0.15)      (0.41)
   1999 - Class C Shares    10.28      0.24          (0.26)        (0.24)      --         (0.15)      (0.41)
   1999 - Institutional
   Shares                   10.28      0.29          (0.27)        (0.29)      --         (0.15)      (0.42)
   1999 - Admin Shares      10.27      0.28          (0.26)        (0.28)      --         (0.15)      (0.41)
   1999 - Service Shares    10.28      0.27          (0.26)        (0.27)      --         (0.15)      (0.41)
 FOR THE YEARS ENDED OCTOBER 31,
   1998 - Class A Shares    10.06      0.59           0.27         (0.59)    (0.02)       (0.06)       0.19
   1998 - Class B Shares    10.09      0.52           0.27         (0.52)    (0.02)       (0.06)       0.19
   1998 - Class C Shares    10.09      0.52           0.27         (0.52)    (0.02)       (0.06)       0.19
   1998 - Institutional
   Shares                   10.08      0.61           0.29         (0.61)    (0.03)       (0.06)       0.20
   1998 - Administration
   Shares                   10.07      0.57           0.29         (0.57)    (0.03)       (0.06)       0.20
   1998 - Service Shares    10.09      0.56           0.27         (0.56)    (0.02)       (0.06)       0.19
 ------------------------------------------------------------------------------------------------------------
   1997 - Class A Shares
   (commenced May 1)         9.70      0.30           0.36         (0.30)       --           --        0.36
   1997 - Class B Shares
   (commenced May 1)         9.72      0.27           0.37         (0.27)       --           --        0.37
   1997 - Class C Shares
   (commenced August 15)     9.93      0.11           0.16         (0.11)       --           --        0.16
   1997 - Institutional
   Shares                    9.85      0.64           0.23         (0.64)       --           --        0.23
   1997 - Administration
   Shares                    9.84      0.62           0.23         (0.62)       --           --        0.23
   1997 - Service Shares     9.86      0.59           0.23         (0.59)       --           --        0.23
 ------------------------------------------------------------------------------------------------------------
   1996 - Institutional
   Shares                   10.00      0.64          (0.07)        (0.64)       --        (0.08)      (0.15)
   1996 - Administrative
   Shares (commenced
   February 28)              9.91      0.41          (0.07)        (0.41)       --           --       (0.07)
   1996 - Service Shares
   (commenced March 13)      9.77      0.38           0.09         (0.38)       --           --        0.09
 ------------------------------------------------------------------------------------------------------------
   1995 - Institutional
   Shares                    9.24      0.64           0.76         (0.64)       --           --        0.76

 FOR THE PERIOD ENDED OCTOBER 31,
   1994 - Institutional
   Shares (commenced
   January 5)               10.00      0.46          (0.76)        (0.46)       --           --       (0.76)
 ------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Includes the effect of mortgage dollar roll transactions.

The accompanying notes are an integral part of these financial statements.

                                            GOLDMAN SACHS CORE FIXED INCOME FUND

                                                             Ratios assuming no
                                                             voluntary waiver of
                                                                    fees
                                                                 or expense
                                                                 limitations
                                                            ----------------------



                             Net                 Ratio of                Ratio of
                           assets    Ratio of      net                     net
  Net asset                at end      net      investment   Ratio of   investment
    value,                   of      expenses     income     expenses     income    Portfolio
    end of      Total      period   to average  to average  to average  to average  turnover
    period    return(b)   (in 000s) net assets  net assets  net assets  net assets   rate(e)
    $9.84        0.10%(d) $ 50,283     0.94%(c)    5.44%(c)    0.97%(c)    5.41%(c)  147.69%(d)
     9.87       (0.26)(d)   13,304     1.69(c)     4.72(c)     1.72(c)     4.69(c)   147.69(d)
     9.87       (0.26)(d)    7,681     1.69(c)     4.73(c)     1.72(c)     4.70(c)   147.69(d)
     9.86        0.21 (d)  187,866     0.54(c)     5.86(c)     0.57(c)     5.83(c)   147.69(d)
     9.86        0.18 (d)   12,235     0.79(c)     5.63(c)     0.82(c)     5.60(c)   147.69(d)
     9.87        0.06 (d)    6,897     1.04(c)     5.40(c)     1.07(c)     5.37(c)   147.69(d)
    10.25        8.76       56,267     0.74        5.58        1.21        5.11      271.50
    10.28        7.94        7,209     1.49        4.82        1.75        4.56      271.50
    10.28        7.94        5,587     1.49        4.81        1.75        4.55      271.50
    10.28        9.15      195,730     0.46        5.95        0.72        5.69      271.50
    10.27        8.88       12,743     0.71        5.70        0.97        5.44      271.50
    10.28        8.50        5,263     0.96        5.44        1.22        5.18      271.50
-----------------------------------------------------------------------------------------------
    10.06        6.94 (d)    9,336     0.70(c)     6.13(c)     1.33(c)     5.50(c)   361.27
    10.09        6.63 (d)      621     1.45(c)     5.28(c)     1.83(c)     4.90(c)   361.27
    10.09        2.74 (d)      272     1.45(c)     4.84(c)     1.83(c)     4.46(c)   361.27
    10.08        9.19       79,230     0.45        6.53        0.83        6.15      361.27
    10.07        8.92        6,176     0.70        6.27        1.08        5.89      361.27
    10.09        8.65        1,868     0.95        6.00        1.33        5.62      361.27
-----------------------------------------------------------------------------------------------
     9.85        5.98       72,061     0.45        6.51        0.83        6.13      414.20
     9.84        3.56 (d)      702     0.70(c)     6.41(c)     1.08(c)     6.03(c)   414.20
     9.86        4.90 (d)      381     0.95(c)     6.37(c)     1.33(c)     5.99(c)   414.20
-----------------------------------------------------------------------------------------------
    10.00       15.72       55,502     0.45        6.56        0.96        6.05      382.26

     9.24       (3.00)(d)   24,508     0.45(c)     6.48(c)     1.46(c)     5.47(c)   285.25
-----------------------------------------------------------------------------------------------

GOLDMAN SACHS GLOBAL INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                   Income (loss) from
                                investment operations(a)         Distributions to shareholders
                               --------------------------- ------------------------------------------
                                            Net realized
                                           and unrealized
                                           gain (loss) on                            From
                                             investment,                         net realized
                                           option, futures                         gain on                 Net
                     Net asset               and foreign              In excess  investment,            increase
                      value,      Net         currency      From net    of net    option and   From    (decrease)
                     beginning investment      related     investment investment   futures    paid in    in net
                     of period   income     transactions     income     income   transactions capital  asset value
 FOR THE SIX MONTHS ENDED APRIL 30 (UNAUDITED),
   1999 - Class A
   Shares             $15.65     $0.33(e)      $(0.09)(e)    $(0.31)     $--        $(0.33)   $   --     $(0.40)
   1999 - Class B
   Shares              15.63      0.29(e)       (0.10)(e)     (0.27)      --         (0.33)       --      (0.41)
   1999 - Class C
   Shares              15.60      0.29(e)       (0.09)(e)     (0.27)      --         (0.33)       --      (0.40)
   1999 -
    Institutional
   Shares              15.64      0.38(e)       (0.09)(e)     (0.36)      --         (0.33)       --      (0.40)
   1999 - Service
   Shares              15.64      0.34(e)       (0.09)(e)     (0.32)      --         (0.33)       --      (0.40)
 FOR THE YEARS ENDED OCTOBER 31,
   1998 - Class A
   Shares              15.10      0.72(e)        0.90 (e)     (1.01)      --         (0.06)       --       0.55
   1998 - Class B
   Shares              15.08      0.63(e)        0.92 (e)     (0.94)      --         (0.06)       --       0.55
   1998 - Class C
   Shares              15.06      0.63(e)        0.91 (e)     (0.94)      --         (0.06)       --       0.54
   1998 -
    Institutional
   Shares              15.09      0.82(e)        0.90 (e)     (1.11)      --         (0.06)       --       0.55
   1998 - Service
   Shares              15.09      0.74(e)        0.91 (e)     (1.04)      --         (0.06)       --       0.55
 -------------------------------------------------------------------------------------------------------------------------
   1997 - Class A
   shares              14.53      0.59           0.77         (0.79)      --            --        --       0.57
   1997 - Class B
   shares              14.53      0.72           0.56         (0.73)      --            --        --       0.55
   1997 - Class C
   shares
   (commenced
   August 15)          14.80      0.16           0.29         (0.19)      --            --        --       0.26
   1997 -
    Institutional
   Shares              14.52      0.88           0.56         (0.87)      --            --        --       0.57
   1997 - Service
   Shares
   (commenced March
   12)                 14.69      0.53           0.39         (0.52)      --            --        --       0.40
 -------------------------------------------------------------------------------------------------------------------------
   1996 - Class A
   shares              14.45      0.71           0.80         (1.43)      --            --        --       0.08
   1996 - Class B
   shares
   (commenced May
   1)                  14.03      0.34           0.52         (0.36)      --            --        --       0.50
   1996 -
    Institutional
   shares              14.45      1.15           0.42         (1.50)      --            --        --       0.07
 -------------------------------------------------------------------------------------------------------------------------
   1995 - Class A
   shares              13.43      0.89           1.07         (0.94)      --            --        --       1.02
   1995 -
    Institutional
   shares
   (commenced
   August 1)           14.09      0.22           0.40         (0.26)      --            --        --       0.36
 -------------------------------------------------------------------------------------------------------------------------
   1994 - Class A
   shares              15.07      0.84          (1.49)        (0.22)      --         (0.16)    (0.61)     (1.64)
 -------------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

                                                GOLDMAN SACHS GLOBAL INCOME FUND



                                                                      Ratios assuming no
                                                                   voluntary waiver of fees
                                                                    or expense limitations
                                                                   ---------------------------------
                                                      Ratio of net                     Ratio of net
                              Net assets   Ratio of    investment   Ratio of            investment
    Net asset                 at end of  net expenses    income     expenses              income            Portfolio
      value,        Total       period    to average   to average  to average           to average          turnover
  end of period   return(b)   (in 000s)   net assets   net assets  net assets           net assets            rate
      $15.25         1.54%(d)  $274,029      1.34%(c)     4.33%(c)            1.73%(c)             3.94%(c)   79.70%(d)
       15.22         1.23(d)     12,238      1.84(c)      3.83(c)             2.23(c)              3.44(c)    79.70(d)
       15.20         1.31(d)      7,777      1.84(c)      3.83(c)             2.23(c)              3.44(c)    79.70(d)
       15.24         1.86(d)    266,444      0.69(c)      4.97(c)             1.08(c)              4.58(c)    79.70(d)
       15.24         1.61(d)      1,131      1.19(c)      4.47(c)             1.58(c)              4.08(c)    79.70(d)
       15.65        11.21       217,362      1.31         4.71                1.75                 4.27      229.91
       15.63        10.66         8,135      1.83         4.19                2.24                 3.78      229.91
       15.60        10.65         4,090      1.83         4.20                2.24                 3.79      229.91
       15.64        11.95       178,532      0.66         5.40                1.07                 4.99      229.91
       15.64        11.43         1,058      1.16         4.92                1.57                 4.51      229.91
-----------------------------------------------------------------------------------------------------------------------
       15.10         9.66       167,096      1.17         5.19                1.60                 4.76      383.72
       15.08         9.04         3,465      1.71         4.76                2.10                 4.37      383.72
       15.06         3.03(d)        496      1.71(c)      4.98(c)             2.10(c)              4.59(c)   383.72
       15.09        10.26        60,929      0.65         5.72                1.04                 5.33      383.72
       15.09         6.42(d)        151      1.15(c)      5.33(c)             1.54(c)              4.94(c)   383.72
-----------------------------------------------------------------------------------------------------------------------
       14.53        11.05       198,665      1.16         5.81                1.64                 5.33      232.15
       14.53         6.24(d)        256      1.70(c)      5.16(c)             2.14(c)              4.72(c)   232.15
       14.52        11.55        54,254      0.65         6.35                1.11                 5.89      232.15
-----------------------------------------------------------------------------------------------------------------------
       14.45        15.08       245,835      1.29         6.23                1.58                 5.94      265.86
       14.45         4.42(d)     31,619      0.65(c)      6.01(c)             1.08(c)              5.58(c)   265.86
-----------------------------------------------------------------------------------------------------------------------
       13.43        (4.49)      396,584      1.28         5.73                1.53                 5.48      343.74
-----------------------------------------------------------------------------------------------------------------------

                                                      Goldman Sachs Fund Profile

Goldman Sachs
Taxable Investment Grade Funds

The Goldman Sachs Advantage

When you invest in Goldman Sachs Taxable Investment Grade Funds, you can capitalize on Goldman Sachs' 130-year history of excellence while benefiting from the firm's leadership in three areas:

Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

Generally speaking, bond investments may help individuals mitigate overall portfolio volatility, without sacrificing attractive returns.

Goldman Sachs Taxable Investment Grade Funds offer investors access to the benefits associated with fixed income investing. The Funds seek current income from portfolios that invest in a variety of fixed income securities.

Target Your Needs

Goldman Sachs Taxable Investment Grade Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge. (Please note: in general, greater returns are associated with greater risk.)*

Goldman Sachs Fixed Income Funds
                                                              ------------------
                                                              HIGHER RISK/RETURN
                                                              ------------------

                                      HIGH YIELD

                                            . High Yield Fund


                      TAXABLE

                               . Global Income Fund
                             . Core Fixed Income Fund
                           . Government Income Fund
                         . Short Duration Government Fund
                       . Adjustable Rate Government Fund


TAX-FREE

             . Municipal Income Fund
           . Short Duration Tax-Free Fund

-----------------
LOWER RISK/RETURN
-----------------

For More Information

To learn more about Goldman Sachs Taxable Investment Grade Funds and other Goldman Sachs Funds, call your investment professional today.


The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005


Trustees                        Officers
Ashok N. Bakhru, Chairman       Douglas C. Grip, President
David B. Ford                   Jesse H. Cole, Vice President
Douglas C. Grip                 James A. Fitzpatrick, Vice President
John P. McNulty                 Anne E. Marcel, Vice President
Mary P. McPherson               John M. Perlowski, Treasurer
Alan A. Shuch                   Adrien E. Deberghes, Jr., Assistant Treasurer
Jackson W. Smart, Jr.           Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer             Michael J. Richman, Secretary
Richard P. Strubel              Howard B. Surloff, Assistant Secretary
                                Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
133 Peterborough Court
London, England EC4A 2BB


Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman, Sachs & Co. is the distributor of the Funds.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. Government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs Global Income Fund's, Goldman Sachs High Yield Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20%, respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

(C) Copyright 1999 Goldman, Sachs & Co. All rights reserved. Date of first use:
June 30, 1999 FI/INVGRSAR / 30K / 6-99